Exhibit 10.1

1 INDEPENDENCE CONTRACT DRILLING, INC. Senior Secured Superpriority Debtor-in-Possession Credit Facility Term Sheet Dated as of December 4, 2024 (the “Effective Date”) This Senior Secured Superpriority Debtor-in-Possession Credit Facility Term Sheet (including all schedules, annexes and exhibits hereto, this “DIP Term Sheet”) describes the terms and conditions of a proposed senior secured superpriority debtor-in-possession term loan facility (the “DIP Facility”) to be provided by the DIP Lenders (as defined below) to Independence Contract Drilling, Inc., a Delaware corporation (the “Borrower”) in connection with cases (collectively, the “Chapter 11 Cases”) filed by the Borrower and the Guarantor (each as defined below) (collectively, the “Debtors”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) pursuant to chapter 11 of title 11 of the United States Code (as amended, the “Bankruptcy Code”) on December 2, 2024 (the “Petition Date”). In the event of any conflict between this DIP Term Sheet and the terms of the Interim DIP Order or the Final DIP Order (each as defined below), the terms of the Interim DIP Order or the Final DIP Order (as applicable) shall govern. This DIP Term Sheet is being provided on a confidential basis and it, along with its contents and existence, may not be distributed, disclosed or discussed with any other party other than (i) the Debtors’ directors, officers, employees, accountants, attorneys and other professional advisors retained by any of the Debtors in connection with the transactions contemplated hereby and (ii) in a Bankruptcy Court filing in connection with the Chapter 11 Cases. This DIP Term Sheet is not an offer for the purchase, sale or subscription or invitation of any offer to buy, sell or to subscribe for any securities. The terms and conditions set forth in this DIP Term Sheet do not constitute or create an agreement, obligation or commitment of any kind by or on behalf of any party, unless and until executed by each of the undersigned parties hereto.

2 DIP Facility Loan Parties • Borrower: Independence Contract Drilling, Inc.; and • Guarantor: Sidewinder Drilling LLC (collectively, the “Loan Parties”) DIP Lenders • Glendon Capital Management, L.P. or its designee; and • MSD Partners, L.P. or its designee (collectively, the “DIP Lenders”) DIP Facility Amount; Type & Draws • DIP Commitments: The DIP Lenders agree to make senior secured superpriority debtor-in-possession term loans available to the Borrower to be made from time to time in accordance with this DIP Term Sheet in an aggregate principal amount not to exceed at any time outstanding aggregate principal of $32,500,000 (the “DIP Commitments”). The borrowing of DIP Loans (as defined below) shall permanently decrease the DIP Commitments, and DIP Loans repaid may not be reborrowed. • Interim DIP Loans: On or after the Interim Closing Date (as defined below), (a) the DIP Lenders shall make available up to $27,500,000 in DIP Loans (such amount, the “Interim DIP Loans”), and (b) the Borrower may request loans in one or more borrowings up to amounts not to exceed the Interim DIP Loans, subject to the provisions of this Term Sheet and for use strictly in accordance with the “Use of Proceeds” section hereof and the terms of the Interim DIP Order. • Final DIP Loans: On or after the Final Closing Date (as defined below), (a) the DIP Lenders shall make available the balance of the DIP Loans (such amount, the “Final DIP Loans,” together with the Interim DIP Loans, the “DIP Loans”), and (b) the Borrower may request loans in one or more borrowings up to amounts, not to exceed the DIP Commitments, less amounts drawn under the Interim DIP Loans, subject to the provisions of this DIP Term Sheet and for use strictly in accordance with the “Use of Proceeds” section hereof and the terms of the Final DIP Order. • DIP Draws: Subject to satisfaction of the conditions precedent to the Interim DIP Loans and Final DIP Loans, as applicable, and availability under the DIP Commitments, the Borrower shall be entitled to make draws of the DIP Loans in accordance with the Approved Budget. Each draw shall be made (in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 thereafter), up to the aggregate amount of the undrawn DIP Commitments at any time prior to three (3) business days before the Maturity Date (as defined below). The proceeds of the DIP Loans shall be funded into a deposit account of the Borrower. Such account shall be subject to the DIP Liens (as defined below) in favor of the DIP Lenders, which shall be perfected pursuant to the DIP Orders (as defined below).

3 DIP Facility DIP Loan Documentation; DIP Term Sheet Controls At the option of the DIP Lenders in their sole discretion, the Debtors shall execute definitive financing documentation with respect to the DIP Facility, including, without limitation, guarantees and security documents, in each case, reasonably satisfactory in form and substance to the DIP Lenders and the Debtors (the “DIP Documents”), which such DIP Documents shall contain the terms and conditions set forth in this DIP Term Sheet and such other terms as the Borrower and the DIP Lenders shall agree; provided that such DIP Documents (i) shall be consistent with and subject to the terms of this DIP Term Sheet unless otherwise agreed by the DIP Lenders and (ii) shall otherwise be on terms no less favorable to the DIP Lenders than the terms under this DIP Term Sheet unless otherwise agreed by the DIP Lenders. The provisions of the DIP Documents shall, upon execution, supersede the provisions of this DIP Term Sheet to the extent any conflict between the DIP Documents and this DIP Term Sheet; provided that if the DIP Lenders determine not to require the Debtors to execute additional DIP Documents, this DIP Term Sheet, the Interim DIP Order, and the Final DIP Order shall govern the DIP Facility. Conditions Precedent To The Interim DIP Loans The obligations of the DIP Lenders to make the Interim DIP Loans available will be subject to satisfaction, or written waiver, by the DIP Lenders, of each of the following conditions precedent in connection with each draw request (the date on which all such conditions precedent shall have been satisfied or waived in accordance with this section, the “Interim Closing Date”): (i) the Debtors shall have timely delivered to the DIP Lenders the Approved Budget or any Updated Budget, as applicable, required to be delivered in accordance with this DIP Term Sheet; (ii) the Debtors shall have delivered to the DIP Lenders a notice (email from the Borrower’s chief executive officer, president or chief financial officer being sufficient), in connection with such draw request no later than 1:00 p.m. (Prevailing Eastern Time) one (1) business day prior to the requested funding date for the Interim DIP Loan (or such later time as the DIP Lenders may agree to); (iii) the Debtors shall have delivered to the DIP Lenders a Closing Certificate, substantially in the form attached hereto as Exhibit A, duly executed by the chief executive officer, president or chief financial officer of the Debtors, appropriately completed, by which such officer shall certify to the DIP Lenders that all of the conditions precedent to the Interim DIP Loan have been satisfied (at any time delivered, a “Closing Certificate”); (iv) the interim DIP order (a form of which is attached hereto as Exhibit B and otherwise in form and substance acceptable to the DIP Lenders) has been entered by the Bankruptcy Court (after a hearing on notice to all parties having or asserting a lien on all or any portion of the DIP Collateral (as

4 DIP Facility defined below)) and shall not have been reversed, modified, amended, stayed or vacated, or in the case of any modification or amendment, in a manner without the consent of the DIP Lenders (such order, the “Interim DIP Order”) and the Debtors shall be in compliance in all respects with the Interim DIP Order; (v) all of the “first day” motions, adversary proceedings, orders and related pleadings shall have been reviewed in advance of filing by the DIP Lenders and their counsel and shall be reasonably satisfactory in form and substance to the DIP Lenders; (vi) the DIP Lenders shall be satisfied that the liens and security interests of the DIP Lenders, in the DIP Collateral have been perfected by the Interim DIP Order and without the necessity of the execution of mortgages, security agreements, pledge agreements, financing statements, account control agreements, or other agreements and shall constitute first-priority liens (subject only to Prepetition Permitted Liens and the WFB Cash Collateral Lien); (vii) the Debtors shall have insurance (including, without limitation, commercial general liability and property insurance) with respect to the DIP Collateral, with financially sound and reputable insurance companies reasonably acceptable to the DIP Lenders, and in amounts as is generally carried in accordance with sound business practice by companies in similar businesses as the Debtors; (viii) no Event of Default (as defined below) under the DIP Facility or the under the Interim DIP Order shall have occurred and be continuing or will occur after giving effect to the Interim DIP Loan; (ix) all representations and warranties of the Debtors hereunder shall be true and correct in all material respects (except those qualified by materiality or Material Adverse Change (as defined below), which shall be true and correct in all respects); (x) subject to Bankruptcy Court approval, (i) each Debtor shall have the corporate power and authority to make, deliver and perform its obligations under this DIP Term Sheet and the Interim DIP Order, and (ii) no consent or authorization of, or filing with, any person (including, without limitation, any governmental authority) shall be required in connection with the execution, delivery or performance by each Debtor, or for the validity or enforceability in accordance with its terms against such Debtor, of this DIP Term Sheet and the Interim DIP Order except for consents, authorizations and filings which shall have been obtained or made and are in full force and effect and except for such consents, authorizations and filings, the failure to obtain or perform, could not reasonably be expected to cause a Material Adverse Change;

5 DIP Facility (xi) receipt by the DIP Lenders of a certificate, in form and substance reasonably satisfactory to the DIP Lenders, executed by the secretary, chief executive officer, president, chief financial officer, treasurer or chief accounting officer or controller of each Debtor on behalf of each such Debtor, certifying that attached to such certificate are true, correct and complete copies of (a) (x) the certificate of incorporation, certificate of limited partnership or articles of organization, as applicable of such applicable Debtor and (y) the by-laws, an operating, limited liability company agreement, as applicable, of such applicable Debtor, in each case, then in full force and effect, (b) the resolutions then in full force and effect adopted by the board of directors (or comparable governing body) of such applicable Debtor authorizing and ratifying the execution, delivery and performance by such applicable Debtor of this DIP Term Sheet and the transactions contemplated hereby, (c) a certificate of good standing, dated as of a recent date, from the secretary of state of the state under whose laws such applicable Debtor was incorporated or formed, and (d) an incumbency certificate evidencing the identity, authority and capacity of the chief executive officer, president, chief financial officer, treasurer or controller thereof authorized to execute this DIP Term Sheet and any other related document to which such Debtor is a party or is to be a party and specimen signatures thereof; and (xii) substantially concurrently with the Interim Closing Date, subject to the Interim DIP Order, all fees and out-of-pocket expenses of the DIP Lenders relating to the DIP Facility (including, without limitation, reasonable and documented fees and expenses of their counsel and external advisors) shall have been paid in full (or will be paid in connection with such Interim DIP Loan draw) to the extent an invoice has been delivered to the Borrower at least twenty-four (24) hours in advance. For the purposes of this DIP Term Sheet, “Material Adverse Change” shall mean: since the Petition Date, a material adverse change in, (i) the business, operations, properties, liabilities or financial condition of Independence Contract Drilling, Inc. and its subsidiaries, taken as a whole, (ii) the ability of any of the Debtors to perform its obligations under any DIP Document to which it is a party, (iii) the validity or enforceability against any of the Debtors of this DIP Term Sheet or any DIP Document to which it is a party, or the liens on the DIP Collateral, or (iv) the rights and remedies of any DIP Lender hereunder or thereunder. Conditions Precedent To A Final DIP Loan The obligations of the DIP Lenders to make the Final DIP Loans available shall be subject to satisfaction, or written waiver, by the DIP Lenders, of each of the following conditions precedent (the date on which all such conditions precedent shall have been satisfied or waived in accordance with this section, the “Final Closing Date:

6 DIP Facility (i) the receipt by the DIP Lenders of a notice (email from the Borrower’s chief executive officer, president or chief financial officer being sufficient), no later than 1:00 p.m. (Prevailing Eastern Time) one (1) business day prior to the requested funding date for such Final DIP Loan (or such later time as the DIP Lenders may agree); (ii) all representations and warranties being true and correct in all material respects (except those qualified by materiality or Material Adverse Change, which shall be true and correct in all respects); (iii) no Event of Default under the DIP Facility, or Interim DIP Order or Final DIP Order, as applicable, then existing or after giving effect to such Final DIP Loan; (iv) prior to or substantially concurrently with the making of such Final DIP Loan, all fees and expenses, including reasonable and documented attorney’s fees of the DIP Lenders shall have been paid in full (or will be paid in connection with such Final DIP Loan draw) to the extent an invoice has been delivered to the Borrower at least twenty-four (24) hours in advance; (v) a final order of the Bankruptcy Court approving the DIP Facility on a final basis (in form and substance satisfactory to the DIP Lenders, the “Final DIP Order,” and together with the Interim DIP Order, the “DIP Orders”) shall have been entered, which Final DIP Order shall not have been reversed, modified, amended, stayed or vacated or in the case of any modification or amendment, in a manner without the consent of the DIP Lenders and the Debtors shall be in compliance in all respects with the Final DIP Order; (vi) the DIP Lenders shall have received additional insured and loss payee endorsements, as applicable, and notice of cancellation endorsements, with respect to the Debtors’ commercial general liability and property insurance policies, in form and substance reasonably acceptable to the DIP Lenders (vii) to the extent requested pursuant to the terms of this DIP Term Sheet, receipt by the DIP Lenders of duly executed and delivered copies of the DIP Documents (including, without limitation a debtor-in-possession credit agreement), in each case in form and substance acceptable to the DIP Lenders and the Debtors; and (viii) receipt by the DIP Lenders of a Closing Certificate certifying that the foregoing conditions have been satisfied. Interest Rate Interest will be payable on the unpaid principal amount of all DIP Loans and all overdue interest thereon at a rate per annum equal to the SOFR for a one month interest period plus 4.00%, payable monthly on the first (1st) business day of each month in arrears.

7 DIP Facility All interest and fees under this DIP Term Sheet shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All accrued interest which for any reason has not theretofore been paid shall be paid in full on the date on which the final principal amount of the DIP Loans is paid. Default Rate At all times automatically following the occurrence and during the continuance of an Event of Default, principal, interest and all other amounts due on the DIP Loans shall bear interest at a rate equal to 2.00% per annum in excess of the interest rate set forth under “Interest Rate” above. Maturity Date The DIP Loans (together with all other obligations under the DIP Facility) shall mature and be due and payable on the earliest to occur of the following (such date, the “Maturity Date”): (i) 90 calendar days after the Petition Date; (ii) 40 calendar days after the Petition Date if the Final DIP Order has not been entered by the Bankruptcy Court on or before such date; (iii) consummation of any transaction or group of transactions constituting an Alternative Restructuring Transaction; (iv) entry of an order by the Bankruptcy Court approving (A) a motion seeking conversion or dismissal of any or all of the Chapter 11 Cases or (B) a motion seeking the appointment or election of a trustee, a responsible officer or examiner with enlarged powers relating to the operation of the Debtors’ business; (v) the date, if any, on which the Bankruptcy Court orders the conversion of the bankruptcy case of any of the Debtors to a liquidation pursuant to Chapter 7 of the Bankruptcy Code; and (vi) the acceleration of the DIP Loans and the termination of the DIP Facility in accordance with the Interim DIP Order, the Final DIP Order, or this DIP Term Sheet. Notwithstanding anything in this DIP Term Sheet or the DIP Orders to the contrary, simultaneously with the consummation of any Alternative Restructuring Transaction that results in the occurrence of the Maturity Date pursuant to clause (iii) above, the Debtors shall pay (or cause to be paid) the outstanding amount of the DIP Loans (together with all other DIP Obligations) from the proceeds of such Alternative Restructuring Transaction. For purposes of this DIP Term Sheet, “Alternative Restructuring Transaction” means any written or oral plan, inquiry, proposal, offer, bid, term sheet, discussion, or agreement with respect to: (i) a sale, disposition, new-money investment, restructuring, reorganization, merger, amalgamation, acquisition, consolidation, dissolution, debt investment, equity investment, liquidation, asset sale, share issuance, tender offer, recapitalization, plan of reorganization, share

8 DIP Facility exchange, business combination, joint venture, partnership, debt incurrence (including, without limitation, any debtor-in-possession financing, use of cash collateral, or exit financing) or similar transaction or series of transactions involving any of ICD or its subsidiaries or the debt, equity, or other interests in any of ICD or its subsidiaries, other than the Restructuring or (ii) any other transaction involving any of ICD or its subsidiaries that is an alternative to the Restructuring. For purposes of this DIP Term Sheet, the term “Restructuring” means the restructuring and recapitalization transactions described in, and to be consummated pursuant to, the Prepackaged Chapter 11 Plan of Reorganization attached hereto as Exhibit C (as may be amended or supplemented from time to time with the prior written consent of the DIP Lenders, the “Plan”). First Priority Security Interest All DIP Loans and other liabilities and obligations owed to the DIP Lenders and under or in connection with this DIP Term Sheet, the DIP Documents, the Interim DIP Order, and/or Final DIP Order (collectively, the “DIP Obligations”), in all cases subject to the Carve-Out (as defined below), shall be: (i) pursuant to section 364(c)(1) of the Bankruptcy Code, entitled to superpriority administrative expense claim status in the Chapter 11 Cases of the Debtors with priority over any and all administrative expenses, whether heretofore or hereafter incurred, of the kind specified in sections 503(b) or 507(a) of the Bankruptcy Code; (ii) pursuant to sections 364(c)(2) secured by a perfected first-priority lien on the DIP Collateral granted in favor of the DIP Lenders, to the extent that such DIP Collateral is not subject to the Prepetition Permitted Liens or the WFB Cash Collateral Lien (each as defined below); (iii) pursuant to section 364(c)(3), secured by a perfected junior lien on DIP Collateral granted in favor of the DIP Lenders, to the extent such DIP Collateral is subject to a Prepetition Permitted Lien or the WFB Cash Collateral Lien; and (iv) pursuant to section 364(d)(1), secured by a perfected first-priority priming lien on DIP Collateral granted in favor of the DIP Lenders, provided that such lien shall be subordinated to the Prepetition Permitted Liens and the WFB Cash Collateral Lien but senior to all other liens) (collectively, the liens described in clauses (ii), (iii) and (iv), the “DIP Liens”). As used herein, “Prepetition Permitted Liens” shall mean certain liens senior by operation of law and otherwise permitted by the Prepetition Indenture (solely to the extent any such permitted liens were expressly permitted under the terms of the Prepetition Indenture and valid, properly perfected, non-avoidable and senior in priority to the liens securing the Prepetition Notes Obligations as of the Petition Date, or valid, non-avoidable, senior priority liens in existence as of the Petition Date that are perfected after the Petition Date as permitted by section 546(b) of

9 DIP Facility the Bankruptcy Code) other than, in each case, the Prepetition Notes Liens and the WFB Cash Collateral Lien. As used herein, “WFB Cash Collateral Lien” shall mean the first priority security interest in and lien on, all of the Debtors’ right, title and interest in and to $276,738.87 of proceeds from the DIP Loans utilized to cash collateralize the Debtors’ obligations (A) in respect of the Debtors’ existing letter of credit (the “Existing Letter of Credit”) issued under the Prepetition Revolving ABL Credit Agreement by Wells Fargo Bank, National Association and (B) the Debtors’ Bank Product Obligations (as defined in the Prepetition Revolving ABL Credit Agreement), including any outstanding balances under the Debtors’ commercial card program. DIP Collateral All borrowings and other obligations under the DIP Facility (and all guaranties of the foregoing by the Guarantor), shall at all times, subject to the Carve-Out (as defined below), the WFB Cash Collateral Lien, and Prepetition Permitted Liens, be secured by a perfected, priming, first priority lien on all such Loan Party’s right, title and interest in, to and under all the Loan Parties’ assets, including, but not limited to the following, in each case, whether owned or existing as of the Petition Date or thereafter acquired, created or arising and wherever located: all assets and property of such Loan Party and its estate, real or personal, tangible or intangible, now owned or hereafter acquired, whether arising before or after the Petition Date, including, without limitation, all contracts, contract rights, licenses, general intangibles, instruments, equipment, accounts, documents, goods, inventory, fixtures, documents, cash, cash equivalents, chattel paper, letters of credit and letter of credit rights, investment property, arbitration awards, money, insurance, receivables, receivables records, deposit accounts, collateral support, supporting obligations and instruments, fixtures, all interests in leaseholds and real properties, all patents, copyrights, trademarks, all trade names and other intellectual property (whether such intellectual property is registered in the United States or in any foreign jurisdiction), together with all books and records relating to the foregoing, all proceeds, products, accessions, rents and profits of or in respect of any of the foregoing (as such terms are defined in the Uniform Commercial Code as in effect from time to time in the State of New York) and, subject to the entry of the Final DIP Order, (A) all claims and causes of action under section 502(d), 544, 545, 547, 548, 549, 550 or 553 of the Bankruptcy Code, or any other avoidance actions under the Bankruptcy Code (collectively, “Avoidance Actions”), (B) proceeds of actions brought under section 549 of the Bankruptcy Code to recover any postpetition transfer of DIP Collateral, and (C) all proceeds of any Avoicance Actions (collectively, the “DIP Collateral”). All of the liens granted to the DIP Lenders in the DIP Collateral shall be effective and perfected by the Interim DIP Order and the Final DIP Order and without the necessity of the execution of mortgages, security agreements, pledge agreements, financing statements, account control agreements, or other agreements. Notwithstanding the foregoing, the Debtors shall take all action that may be

10 DIP Facility reasonably necessary or desirable, or that the DIP Lenders may reasonably request, to at all times maintain the validity, perfection, enforceability and priority of the security interest and liens of DIP Lenders, in the DIP Collateral, or to enable the DIP Lenders to protect, exercise or enforce their rights hereunder, under the DIP Orders and in the DIP Collateral. Prepetition Indenture & Prepetition Revolving ABL Facility • Prepetition Indenture: That certain Indenture dated as of March 18, 2022 (as amended, modified, or supplemented from time to time, the “Prepetition Indenture”), by and among Independence Contract Drilling, Inc., as issuer, each of the guarantors party thereto from time to time, and U.S. Bank Trust Company, National Association, as trustee (in such capacity, together with any successor trustee, the “Prepetition Notes Trustee”) and collateral agent governing the issuance of Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026 to the noteholders (the “Prepetition Noteholders,” together with the Prepetition Notes Trustee, the “Prepetition Secured Notes Parties”) and the obligations to the Prepetition Secured Notes Parties, in their capacity as such thereunder (the “Prepetition Notes Obligations”). For all purposes herein, “Prepetition Notes Liens” shall mean the liens, pledges and other security interests granted by the Debtors to the Prepetition Notes Indenture for the benefit of the Prepetition Noteholders under the Prepetition Indenture and the other Note Documents (as defined in the Prepetition Indenture). • Prepetition Revolving ABL Facility: That certain Credit Agreement, dated as of October 1, 2018 (as amended, modified, or supplemented from time to time, the “Prepetition Revolving ABL Credit Agreement” and such facility, the “Prepetition Revolving ABL Facility”), by and among Independence Contract Drilling, Inc., as lead borrower, Sidewinder Drilling LLC, successor by merger to Patriot Saratoga Merger Sub, LLC) and the other affiliates of Independence Contract Drilling, Inc. party thereto from time to time as borrowers, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent (the “Prepetition Revolving ABL Agent”), and the lenders party thereto from time to time (the “Prepetition Revolving ABL Lenders,” and together with the Revolving ABL Agent, the “Prepetition Revolving ABL Secured Parties, and, the Revolving ABL Secured Parties together with the Prepetition Secured Notes Parties, collectively, the “Prepetition Secured Parties”) and the obligations to the Prepetition Revolving ABL Secured Parties, in their capacity as such thereunder (the “Prepetition Revolving ABL Obligations, and together with Prepetition Notes Obligations, the “Prepetition Secured Obligations”). For all purposes herein, “Prepetition Revolving ABL Liens” shall mean the liens, pledges and other security interests granted by the Debtors to the Prepetition Revolving ABL Agent for the benefit of the Prepetition Revolving ABL Secured Parties under the

11 DIP Facility Prepetition Revolving ABL Credit Agreement and the other Loan Documents (as defined in the Prepetition Revolving ABL Credit Agreement). Adequate Protection As adequate protection for any diminution of the Prepetition Secured Parties’ interest in the “Collateral” (as defined in the Prepetition Indenture and the Prepetition Revolving ABL Credit Agreement, as applicable, and as used herein, the “Prepetition Collateral”) resulting from the subordination of their existing liens to the DIP Liens and/or the Debtors’ use of cash collateral pursuant to the DIP Orders, the Prepetition Notes Trustee and the Prepetition Revolving ABL Agent, as applicable, shall receive, for the benefit of the Prepetition Noteholders and the Prepetition Revolving ABL Lenders, respectively, the adequate protection granted to the Prepetition Secured Parties pursuant to the DIP Orders (which shall include, without limitation, (i) valid and automatically perfected first priority replacement liens and security interests in and on all real and personal property of the Debtors and their bankruptcy estates (“Adequate Protection Liens”), in each case, (A) subject to the DIP Liens securing the DIP Facility and the Carve-Out, (B) with respect to Adequate Protection Liens granted to the Prepetition Notes Trustee for the benefit of the Prepetition Noteholders, subject to the WFB Cash Collateral Lien and (C) with respect to Adequate Protection Liens granted to the Prepetition Revolving ABL Agent for the benefit of the Prepetition Revolving ABL Lenders, subject to the liens granted to the Prepetition Notes Trustee (for the benefit of the Prepetition Noteholders) on the Notes Priority Collateral (as defined in that certain Intercreditor Agreement, dated as of March 18, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) by and among the Prepetition Notes Trustee and the Prepetition Revolving ABL Agent, and acknowledged by the Loan Parties), (ii) quarterly payment in kind interest with respect to default rate interest specified in the Prepetition Indenture (with respect to the Prepetition Noteholders) and in the Prepetition Revolving ABL Credit Agreement (with respect to the Prepetition Revolving ABL Lenders) (and, for the avoidance of doubt, such interest paid in kind shall be capitalized and added to the outstanding principal amount under the Prepetition Indenture and Prepetition Revolving ABL Credit Agreement, as applicable, on the applicable interest payment date), (iii) superpriority administrative claims and all of the other benefits and protections allowable under section 507(b) of the Bankruptcy Code, with priority as provided therein, and (iv) with respect to the Prepetition Noteholders, an acknowledgement of the unconditional right to credit bid the Prepetition Notes Obligations in connection with any sale of Prepetition Collateral as further set forth in this DIP Term Sheet under the section titled “Other Bankruptcy Matters”). Carve-Out The DIP Orders shall include a carve-out as set forth on Exhibit F attached hereto (the “Carve-Out”).

12 DIP Facility Representations And Warranties In order to induce the DIP Lenders to enter into this DIP Term Sheet, each Loan Party makes the following representations and warranties to the DIP Lenders: (i) each of the representations and warranties (which shall be modified as necessary to reflect the filing of the Chapter 11 Cases and the Debtors’ financial condition) set forth in the Prepetition Indenture and the other Note Documents (other than any representation of warranty in respect of solvency) is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Indenture and the other Note Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof; (ii) each Loan Party (i) is duly formed and existing and in good standing under the laws of the jurisdiction of its formation, (ii) where the ownership of DIP Collateral requires such qualification, is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Change, and (iii) subject to the Bankruptcy Court’s entry of the applicable DIP Order and any limitation under the Bankruptcy Code or other debtor relief law, has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the DIP Documents to which it is a party and to carry out the transactions contemplated thereby; (iii) the execution, delivery, and performance by such Loan Party of the DIP Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party and, with respect to such Loan Party, is only subject to the Bankruptcy Court’s entry of the DIP Orders; (iv) this DIP Term Sheet and each other DIP Document, if any, has been duly executed and delivered by each Loan Party that is a party thereto and, subject to the entry of the DIP Orders, is the legally valid and binding; (v) each Loan Party has (i) good, sufficient and legal title to, and (ii) good and marketable title to (in the case of personal property), all of such Loan Party’s right, interest and title in the DIP Collateral subject to no other liens except Permitted Liens; (vi) other than the Chapter 11 Cases, there are no actions, suits, proceedings, claims or disputes pending or, to the actual knowledge of any Loan Party, threatened or contemplated, at law, in equity, in arbitration or before any governmental authority, by or against any Loan Party or against any of its properties or revenues that (a) purport to affect or pertain to this DIP Term

13 DIP Facility Sheet or any other DIP Document, or any of the transactions contemplated hereby, or (b) either individually or in the aggregate, if determined adversely, could reasonably be expected to cause a Material Adverse Change; (vii) no transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this DIP Term Sheet with the intent to hinder, delay or defraud either present or future creditors of any Loan Party; (viii) except for the Prepetition Secured Obligations and the DIP Obligations, the Company has no other indebtedness for borrowed money; (ix) all United States federal, state and other material tax returns and reports of the Loan Parties required to be filed by the Loan Parties with respect to the DIP Collateral have been timely filed, and all taxes due with respect to the period covered by such tax returns and all material assessments, fees and other governmental charges upon any DIP Collateral that are due and payable have been paid when due and payable; (x) with respect to the DIP Collateral, no Loan Party is aware of any proposed material tax assessment against any Loan Party with respect to United States federal, state or municipal taxes; (xi) attached to this DIP Term Sheet as Exhibit D is a true and complete copy of the Approved Budget. The Approved Budget may be amended or otherwise modified from time to time in accordance with the procedures specified herein; provided that, (i) the total amount of DIP Loans provided pursuant to the Approved Budget shall not exceed the total amount of the DIP Commitments authorized by the DIP Orders; and (xii) as of the Effective Date, each Loan Party is in compliance with, and has, all permits that are required for the operation of its business and for the execution, delivery and performance by, and enforcement against, such Loan Party of this DIP Term Sheet and each DIP Document. As of the Effective Date, no Loan Party is in breach of or default under the provisions of any such permit, nor is there any event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in any of the foregoing, which in each case could reasonably be expected to have a Material Adverse Change. Affirmative Covenants The Debtors shall: (i) timely deliver, or cause to be timely delivered, to the DIP Lenders the Approved Budget and Variance Reports, all in accordance with the provisions set forth herein and in the DIP Orders; (ii) (a) keep proper books, records and accounts in accordance with GAAP in which full, true and correct entries shall be made of all dealings and

14 DIP Facility transactions in relation to their business and activities, (b) cooperate, consult with, and provide to the DIP Lenders all such information as required or as reasonably requested by any DIP Lender, and (c) permit during normal business hours representatives of the DIP Lenders to visit and inspect any of the Debtors’ respective properties, to examine and make abstracts or copies from any of the Debtors’ respective books and records, to conduct a collateral audit and analysis of the Debtors’ respective inventory and accounts, to tour the Debtors’ business premises and other properties, and to discuss, and provide advice with respect to, their respective affairs, finances, properties, business operations and accounts with their respective senior management and independent public accountants as often as may reasonably be desired; (iii) comply with the Approved Budget (subject to the Permitted Variances) and with provisions of this DIP Term Sheet and the Interim DIP Order and/or the Final DIP Order (as applicable); (iv) provide draft copies of all orders, motions or applications (except for any retention applications) related to the Chapter 11 Cases, including all “first day” and “second day” motions and orders, the Plan, the Disclosure Statement (as defined below), any proposed amendments or supplements to the Plan, form of ballots, and other solicitation materials in respect of the Plan and proposed order approving the Disclosure Statement and confirming the Plan (such order, the “Combined Disclosure Statement and Confirmation Order”), and any other documents implementing the Restructuring (which shall be in form and substance acceptable to the DIP Lenders collectively, the “Definitive Documents”) that the Debtors intend to file with the Bankruptcy Court to the DIP Lenders’ counsel (Latham & Watkins LLP) at least two (2) business days prior to the date when the Debtors intend to file any such document, motion, or application (provided that if delivery of such motions, orders, or materials at least two (2) business days in advance is not reasonably practicable prior to filing, such motion, order, or application shall be delivered as soon as reasonably practicable prior to filing), and consult in good faith with the DIP Lenders’ counsel regarding, and consider in good faith any changes proposed by the DIP Lenders’ counsel with respect to, the form and substance of any such proposed filing with the Bankruptcy Court; (v) comply with the schedule of Case Milestones (as defined below); (vi) timely file with the Bankruptcy Court a written objection to any motion filed with the Bankruptcy Court seeking the entry of an order (A) directing the appointment of an examiner with expanded powers or a trustee, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing any of the Chapter 11 Cases, or

15 DIP Facility (D) modifying or terminating the Debtors’ exclusive right to file or solicit acceptances of a plan of reorganization; (vii) not take any action that is inconsistent with, or is intended or is reasonably likely to interfere with or impede or delay consummation of, the Restructuring; (viii) not file or otherwise pursue a chapter 11 plan or any other Definitive Document that is inconsistent with the terms of this DIP Term Sheet and the Restructuring; (ix) take, or cause to be taken, all reasonably appropriate action, to do or cause to be done all things necessary, proper or advisable under applicable law, and to execute and deliver such documents and other papers, as may be required or reasonably requested by any DIP Lender to carry out the provisions of this DIP Term Sheet, the Interim DIP Order or the Final DIP Order; (x) except to the extent contemplated by the Approved Budget or otherwise consented to by the DIP Lenders in writing, continue, and cause to be continued, the business of the Debtors, maintain, and cause to be maintained, the Debtors’ existence and material relationships, rights and privileges, and comply with all material contractual obligations; (xi) take, or cause to be taken, all appropriate action to remain the sole owner of the DIP Collateral, free of liens other than the Prepetition Permitted Liens, the WFB Cash Collateral Lien, liens granted or incurred after the Petition Date in the ordinary course of business or other liens granted or imposed pursuant to an order of the Bankruptcy Court that is in form and substance reasonably acceptable to the DIP Lenders (collectively, “Permitted Liens”); (xii) take, or cause to be taken, all appropriate action to comply with all material applicable laws with respect to the DIP Collateral unless failure to comply could not reasonably be expected to result in a Material Adverse Change; (xiii) subject to the Approved Budget, pay when due all taxes prior to the date on which penalties attach, except where such tax is being contested in good faith and adequate reserves have been established in accordance with GAAP or to the extent payment and/or enforcement thereof is stayed as a result of the Chapter 11 Cases; (xiv) promptly provide such additional information concerning the Debtors, the Restructuring, or the DIP Collateral as any DIP Lender may reasonably request; (xv) maintain its cash management system in a manner reasonably acceptable to the DIP Lenders (which shall be deemed satisfied if the cash management system is substantially the same as the cash management

16 DIP Facility system in existence on the Petition Date, with such modifications as permitted under the cash management order, as entered); and (xvi) cause the Debtors’ senior management and legal and financial advisors to be available to conduct a telephonic conference as reasonably requested by any DIP Lender, to discuss the Approved Budget, the Variance Report, the Chapter 11 Cases, the Restructuring, and the financial condition, performance and business affairs of the Debtors. Negative Covenants Unless otherwise provided in the Approved Budget, no Debtor shall, without the express, prior written consent of the DIP Lenders, do, cause to be done, or agree to do or cause to be done, any of the following: (i) create, incur, assume or suffer to exist any lien upon any of its property, assets, income or profits, whether now owned or hereafter acquired, except Permitted Liens which, other than the Prepetition Permitted Liens, the WFB Cash Collateral Lien, or other liens that are permitted to be senior to the DIP Liens by the DIP Lenders acting reasonably, are junior to the liens securing the DIP Facility; (ii) convey, sell, lease, assign, transfer or otherwise dispose of (including through a transaction of merger or consolidation) any of its property, business or assets, whether now owned or hereafter acquired, other than asset sales approved by an order of the Bankruptcy Court that is in form and substance acceptable to the DIP Lenders; (iii) create, incur assume or permit to exist any indebtedness for borrowed money, other than the DIP Obligations; (iv) terminate, amend, modify, waive or compromise or not continue or extend any term or amount owed under a real property lease, material contract, or other material vendor accommodation or arrangement without the consent of the DIP Lenders; (v) incur or make any expenditure, investment, loan or other payment, other than Restricted Payments in respect of vesting programs in existence on the Petition Date or otherwise in accordance with the Approved Budget, subject to the Permitted Variances; (vi) incur or make any Restricted Payment (as defined below) other than in accordance with the Approved Budget; (vii) create, or acquire any ownership interest in, any subsidiaries (whether direct or indirect) other than those existing on the Petition Date; (viii) create or permit to exist any other superpriority claim which is pari passu with or senior to the claims of the DIP Lenders under the DIP Facility, except for the Carve-Out;

17 DIP Facility (ix) modify or alter (i) in any material manner the nature and type of its business or the manner in which such business is conducted or (ii) its organizational documents, except as required by the Bankruptcy Code or in a manner that is not materially adverse to the interests of the DIP Lenders (in their capacities as such) without the prior written consent of the DIP Lenders; (x) pay pre-petition indebtedness, except for (a) adequate protection payments in the form of interest payments in respect of the pre-petition indebtedness as expressly provided for herein or in the Approved Budget or (b) payments consented to by the DIP Lenders and approved by an order of the Bankruptcy Court; or (xi) engage in any activities that will result in any of the Debtors becoming an “investment company” as defined in, or subject to regulation under the Investment Company Act of 1940. As used in this Term Sheet, “Restricted Payment” means, with respect to any person (a) the declaration or payment of any dividend (whether in cash, securities or other property or assets) or distribution of cash or other property or assets in respect of equity interests of such person; (b) any payment (whether in cash, securities or other property or assets) on account of the purchase, redemption, defeasance, sinking fund or other retirement of the equity interests of such person or any other payment or distribution (whether in cash, securities or other property or assets) made in respect thereof, either directly or indirectly; (c) any payment or prepayment of principal or premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to any indebtedness; and (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire equity interests of such person now or hereafter outstanding. Case Milestones Unless waived by the DIP Lenders in their sole discretion, the failure of the Debtors to meet the following milestones (each, a “Case Milestone”) by the applicable specified deadlines set forth therefor (the “Specified Deadline”) shall constitute an Event of Default: (i) no later than December 4, 2024, commence the Chapter 11 Cases in the Bankruptcy Court and file (a) a motion seeking entry of an order approving the transactions set forth in this DIP Term Sheet, (b) the Plan and an accompanying disclosure statement (the “Disclosure Statement”), (c) a motion seeking approval of the Plan and Disclosure Statement and the solicitation materials and procedures set forth therein, and (d) other “first day” motions; (ii) no later than three (3) calendar days after the Petition Date, the Bankruptcy

18 DIP Facility Court shall have entered (a) the Interim DIP Order and (b) an order granting conditional approval of the Disclosure Statement; (iii) no later than forty (40) calendar days after the Petition Date, the Bankruptcy Court shall have entered (a) the Final DIP Order and (b) the Combined Disclosure Statement and Confirmation Order; and (iv) no later than fourteen (14) calendar days after the date of entry of the Combined Disclosure Statement and Confirmation Order, all conditions to the effectiveness of the Plan shall have been satisfied or waived in accordance with the terms of the Plan (such actual effective date, the “Effective Date”); provided that the Case Milestones consisting of the entry of orders or judicial resolution by the Bankruptcy Court, shall be automatically extended by no more than three (3) business days solely to the extent that it is not reasonably feasible to hold and conclude a hearing (if necessary) prior to the applicable Case Milestone due to closure of the Bankruptcy Court or the inability of the Bankruptcy Court’s schedule to accommodate such hearing in accordance with the applicable Case Milestone (and the DIP Lenders shall be deemed to have automatically agreed to such extension). Other Bankruptcy Matters All out-of-pocket prepetition and post-petition reasonable and documented fees, costs and expenses of the DIP Lenders relating to the DIP Facility and the Chapter 11 Cases (including, without limitation, prepetition and post-petition reasonable and documented fees and disbursements of counsel and advisors), subject to the DIP Orders, shall be payable by Borrower following written demand and without the requirement for Bankruptcy Court approval except as set forth in the DIP Orders. Borrower shall indemnify, pay and hold harmless each DIP Lender (and each of their respective directors, officers, members, employees and agents) against any loss, liability, cost or expense incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof (except to the extent resulting from the gross negligence or willful misconduct of the indemnified party, as determined by a final, non-appealable judgment of a court of competent jurisdiction). Subject to Bankruptcy Court approval, the DIP Orders shall contain releases and exculpations for each DIP Lender (in any capacity), in form and substance satisfactory to the DIP Lenders, including, without limitation, releases from any avoidance actions. Subject to Bankruptcy Court approval and section 363(k) of the Bankruptcy Code, the DIP Lenders may credit bid any or all of the outstanding DIP Obligations (and any other applicable obligations) in connection with any other non-ordinary course sale of the DIP Collateral pursuant to section 363 of the Bankruptcy Code,

19 DIP Facility any plan or otherwise, including any deposit in connection with such sale. Subject to Bankruptcy Court approval and section 363(k) of the Bankruptcy Code, the Prepetition Notes Trustee at the direction of the Prepetition Noteholders under the Prepetition Indenture shall have the right to credit bid any or all of the Prepetition Notes Obligations in connection with any sale, including any deposit in connection with such sale, or any other non-ordinary course sale of the Prepetition Collateral pursuant to section 363 of the Bankruptcy Code, any plan or otherwise, and such credit bidding rights shall not be limited for cause pursuant to section 363(k) of the Bankruptcy Code or otherwise. Events of Default Each of following shall constitute an “Event of Default”: (i) the entry of an Interim DIP Order or Final DIP Order in form or substance that is not acceptable to the DIP Lenders in their sole discretion; (ii) failure by any Debtor to be in compliance in all respects with provisions of this DIP Term Sheet, the DIP Orders, and/or the DIP Documents, without the prior written consent of the DIP Lenders; (iii) any request made by the Debtors for, or the reversal, modification, amendment, stay, reconsideration or vacatur of any DIP Order, as entered by the Bankruptcy Court, without the prior written consent of the DIP Lenders; (iv) failure of any of the Case Milestones to be satisfied by the Specified Deadline, without the prior written consent of the DIP Lenders; (v) failure of any representation or warranty to be true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Change, in all respects) when made; (vi) the filing of any application by the Debtors (other than the application for financing provided by a third party which seeks authority to pay all of the DIP Obligations in full upon entry of the order approving such financing) for the approval of (or an order is entered by the Bankruptcy Court approving) any claim arising under Section 507(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code or any security, mortgage, collateral interest or other lien in any of the Chapter 11 Cases which is pari passu with or senior to the DIP Liens, excluding liens arising under the DIP Orders, or pursuant to any other financing agreement made with the prior written consent of each DIP Lender; (vii) the commencement of any action by the Debtors or other authorized person (other than an action permitted by the DIP Orders) against any DIP Lender or any of their agents and employees, to subordinate or avoid any liens made in connection with the DIP Orders; (viii) (a) any Debtor files a pleading in any court seeking or supporting an order to revoke, reverse, stay, vacate, amend, supplement or otherwise modify

20 DIP Facility any DIP Order or this DIP Term Sheet, or the disallow the DIP Obligations, in whole or in part, or (b) any material provision of the DIP Orders or DIP Term Sheet, or any other order of the Bankruptcy Court approving the Debtors’ use of cash collateral, shall for any reason cease to be valid and binding (without the prior written consent of each DIP Lender); (ix) the filing with the Bankruptcy Court of a motion seeking approval of a sale under Section 363 of the Bankruptcy Code or a plan of reorganization or liquidation in any of the Chapter 11 Cases that, in either case, does not provide for indefeasible payment in full in cash to the DIP Lenders of DIP Loans and all other amounts outstanding under this DIP Term Sheet and the DIP Orders, on closing of such sale or the effective date of such plan; (x) the appointment in any of the Chapter 11 Cases of a trustee, receiver, examiner, or responsible officer with enlarged powers relating to the operation of the business of any Debtor (powers beyond those set forth in sections 1106(a)(3) and (a)(4) of the Bankruptcy Code); (xi) the granting of relief from the automatic stay by the Bankruptcy Court to any other creditor or party in interest in the Chapter 11 Cases with respect to any portion of the DIP Collateral; (xii) the conversion of any of the Chapter 11 Cases into a case pursuant to Chapter 7 of the Bankruptcy Code; (xiii) the termination of any of the Debtors’ exclusive right to propose a plan of reorganization under Chapter 11 of the Bankruptcy Code; (xiv) a dismissal of any of the Chapter 11 Cases; and (xv) failure to pay principal, interest or other DIP Obligations in full when due, including without limitation, on the Maturity Date. Remedies Upon Event Of Default Subject to the terms of the DIP Orders and this DIP Term Sheet, upon the occurrence and during the continuance of any Event of Default, the DIP Lenders, may by notice to the Borrower take all or any of the following actions without further order of or application to the Bankruptcy Court: (i) declare all DIP Obligations (including principal of, and accrued interest on, any outstanding DIP Loans) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Debtor; (ii) terminate any further DIP Commitments to lend to the Borrower; and/or (iii) exercise rights and remedies subject to the terms of the DIP Orders, or applicable law (including, without limitation, direct any or all of the Debtors (or file a motion in the name of the Debtors)), (i) to enforce the terms and provisions of this DIP Term Sheet, (ii) to collect accounts

21 DIP Facility receivable, without setoff by any account debtor, including direct the Debtors to collect such account receivables, (iii) to sell or otherwise dispose of any all of the DIP Collateral on terms and conditions reasonably acceptable to the DIP Lenders pursuant to Sections 363, 365 and other applicable provisions of the Bankruptcy Code (and without limiting the foregoing, direct the Debtors (or file a motion in the name of the Debtors) to assume and assign any lease or executory contract included in the DIP Collateral to the DIP Lenders’ designees in accordance with and subject to Section 365 of the Bankruptcy Code), (iv) credit bid any or all of the DIP Obligations, (v) enter into the premises of any Debtor in connection with the orderly sale or disposition of the DIP Collateral (including, without limitation, complete any work in process), (vi) exercise such other rights and remedies to realize upon the DIP Collateral, and (vii) take such action as is reasonably related to or is in furtherance of the foregoing; provided that, subject to the DIP Orders, the Debtors shall take all action that is reasonably necessary to cooperate with the DIP Lenders in the exercise of their rights and remedies and facilitate the realization upon the DIP Collateral by the DIP Lenders. Amendment And Waiver No provision of this DIP Term Sheet or the DIP Orders may be amended other than by an instrument in writing signed by each of the DIP Lenders and the Debtors. Assignments A DIP Lender may assign all or any part of the DIP Loans from time to time with the consent of the other DIP Lender and the Borrower; provided that the non-assigning DIP Lender and Borrower shall be deemed to have consented to any such assignment unless they shall object thereto by written notice to the assigning DIP Lender within five (5) business days after having received notice thereof; provided, further, that no consent of the non-assigning DIP Lender or Borrower shall be required for any assignment to a DIP Lender, an affiliate of a DIP Lender, or, if an Event of Default has occurred and is continuing, any other assignee. The parties to each assignment shall execute and deliver to the non-assigning DIP Lender an assignment agreement in substantially the form of Exhibit E attached hereto (an “Assignment Agreement”). Subject to receipt thereof by the DIP Lender, from and after the date specified in the applicable Assignment Agreement, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a DIP Lender hereunder, and the assigning DIP Lender thereunder shall, to the extent of the interest assigned under such Assignment Agreement, be released from its obligations hereunder. Budget & Variance Report • The DIP Lenders shall receive an extended weekly budget commencing with the week during which the Interim DIP Order is entered, containing line items of sufficient detail to reflect the consolidated operating cash flow of the Debtors for the period from the week commencing November 24, 2024 (one

22 DIP Facility week prior to the Petition Date), through and including the end of the thirteenth (13th) calendar week thereafter that is in form, substance, and methodology acceptable to the DIP Lenders (the “Approved Budget”). • The Approved Budget shall be updated and provided to the DIP Lenders on the fourth Wednesday following the prior Approved Budget’s approval and every fourth Wednesday thereafter, or more frequently at the reasonable discretion of the DIP Lenders, with such updated Approved Budget extending the term thereof and the DIP Lenders, in their sole discretion, shall have the right to approve the form, substance, and methodology of any such updates (or any amendments) by providing the Borrower specific notice thereof within five (5) business days after the delivery by the Borrower of any such update or amendment (“Updated Budget”) and, (ii) to the extent the DIP Lenders provide written notice rejecting the updates (or any amendments), the then existing Approved Budget shall continue to constitute the applicable Approved Budget until such time as an update or amendment is approved by the DIP Lenders. In the event the DIP Lenders do not provide written notice of their rejection of the proposed Updated Budget within such five (5) business day period, such Updated Budget shall become effective as the Approved Budget. • On a monthly basis after the delivery of the first Updated Budget, the Borrower shall deliver to the DIP Lenders a variance report for the four-week period ending the prior Friday comparing the difference/variance, expressed as a percentage (each, a “Budget Variance”), between actual operating disbursements for such period to projected operating disbursements for such period as set forth in the Approved Budget on a cumulative 4 week rolling basis (each a “Measuring Period”) (with the initial Measuring Period commencing on the Petition Date) and explaining in reasonable detail all material variances, it being understood that any variance solely with respect to any operating disbursement exceeds 15 % shall be material and shall constitute an Event of Default under this DIP Term Sheet (each such report, a “Variance Report,” which shall be in a form and methodology satisfactory to the DIP Lenders). For the avoidance of doubt, operating disbursements shall not include professional fees and restructuring charges (including trustee fees or other statutory fees) related to the Chapter 11 Cases, but shall include outflows for capital expenditures. For the avoidance of doubt, the Loan Parties may carry forward to subsequent Measuring Periods any overperformance during prior Measurement Periods. For purposes herein, a “Permitted Variance” shall be limited to not greater than 15% for budget variances with respect to the operating disbursements, each as set forth in the applicable Variance Report. Use of Proceeds The DIP Loans will be used strictly in accordance with the Approved Budget (subject to the Permitted Variances), for (a) working capital and general corporate purposes of the Debtors, (b) for bankruptcy-related costs and expenses, (c) for

23 DIP Facility costs and expenses related to the DIP Facility, and (d) to pay down the Prepetition Revolving ABL Facility. Governing Law And Jurisdiction The laws of the State of New York (except as governed by the Bankruptcy Code) shall govern this DIP Term Sheet. The Debtors shall submit to the exclusive jurisdiction of the Bankruptcy Court and shall waive any right to trial by jury. Counterparts And Electronic Transmission This DIP Term Sheet may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this DIP Term Sheet by facsimile, “PDF” or other electronic transmission shall be effective as delivery of a manually executed counterpart of this DIP Term Sheet. [Remainder of page intentionally left blank]

[Signature Page to Senior Secured Super-Priority Debtor-in-Possession Credit Facility Term Sheet] DIP LENDERS: MSD PCOF PARTNERS LXXIII, LLC, as a DIP Lender By: Name: Marcello Liguori Title: Authorized Person MSD PRIVATE CREDIT OPPORTUNITY (NON-ECI) FUND, LLC, as a DIP Lender By: Name: Marcello Liguori Title: Authorized Person MSD CREDIT OPPORTUNITY MASTER FUND, L.P., as a DIP Lender By: Name: Marcello Liguori Title: Authorized Person

[Signature Page to Senior Secured Super-Priority Debtor-in-Possession Credit Facility Term Sheet] DIP LENDERS: GLENDON OPPORTUNITIES FUND II, L.P., as a DIP Lender By: Glendon Capital Associates II LLC, its general partner By: Glendon GP Holdings LLC, its sole member By: Name: Haig Maghakian Title: Authorized Person

[Signature Page to Senior Secured Super-Priority Debtor-in-Possession Credit Facility Term Sheet] DEBTORS: INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation By: ______________________________________ Name: Philip Choyce Title: EVP & CFO SIDEWINDER DRILLING LLC, a Delaware limited liability company By: ______________________________________ Name: Philip Choyce Title: EVP & CFO Docusign Envelope ID: 888CE9A8-D285-423B-9C14-A97BFD26117C

EXHIBIT A CLOSING CERTIFICATE

EXHIBIT A-1 EXHIBIT A [FORM OF] CLOSING CERTIFICATE INDEPENDENCE CONTRACT DRILLING, INC. SIDEWINDER DRILLING LLC Date: ___________________ THIS CLOSING CERTIFICATE (this “Certificate”) is delivered in accordance with the terms of that certain Senior Secured Superpriority Debtor-in-Possession Credit Facility Term Sheet, dated as of [  ], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all schedules, annexes and exhibits hereto, the “Term Sheet”), by and among INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Borrower”), SIDEWINDER DRILLING LLC, a Delaware limited liability company (the “Guarantor”, and, together with the Borrower, collectively, the “Debtors”), the DIP Lenders (as defined therein), and the other parties party thereto, in connection with cases to be filed by the Debtors in the United States Bankruptcy Court for the Southern District of Texas pursuant to chapter 11 of title 11 of the United States Code on [  ], 2024. Capitalized terms used herein without definition shall have the meanings set forth in the Term Sheet or the Interim DIP Order (as defined in the Term Sheet), as applicable. The undersigned, as the [chief executive officer, president or chief financial officer] of each Debtor, hereby certifies to each DIP Lender, on behalf of such Debtor, and not in any individual capacity, that (i) he/she is authorized to execute this Certificate and (ii) as of the date hereof, each of the conditions precedent set forth below has been satisfied (or waived in writing by each DIP Lender): [Conditions Precedent to the Interim DIP Loan]1 1. The Debtors have timely delivered to the DIP Lenders the Approved Budget or any Updated Budget, as applicable, required to be delivered in accordance with the Term Sheet. 2. The Debtors have delivered to the DIP Lenders a notice in connection with such draw request no later than 1:00 p.m. (Prevailing Eastern Time) one business day prior to the requested funding date for the Interim DIP Loan (or such later time as the DIP Lenders may agree to). 3. The Interim DIP Order has been entered by the Bankruptcy Court (after a hearing on notice to all parties having or asserting a lien on all or any portion of the DIP Collateral) and has not been reversed, modified, amended, stayed or vacated, or in the case of any modification or amendment, in a manner without the consent of the DIP Lenders and the Debtors are in compliance in all respects with the Interim DIP Order. 4. All of the “first day” motions, adversary proceedings, orders and related pleadings have been reviewed by the DIP Lenders and their counsel in advance of filing. 1 The following list should be included in the Closing Certificate delivered for the Interim DIP Loan.

EXHIBIT A-2 5. The liens and security interests of the DIP Lenders in the DIP Collateral have been perfected by the Interim DIP Order and without the necessity of the execution of mortgages, security agreements, pledge agreements, financing statements or other agreements and constitute first-priority liens (subject only to the Carve-Out, the WFB Cash Collateral Lien and the Prior Liens). 6. The Debtors have insurance (including, without limitation, commercial general liability and property insurance) with respect to the DIP Collateral, with financially sound and reputable insurance companies, and in amounts as is generally carried in accordance with sound business practice by companies in similar businesses as the Debtors. 7. No Event of Default under the DIP Facility or the under the Interim DIP Order has occurred and is continuing or will occur after giving effect to the Interim DIP Loan. 8. All representations and warranties of the Debtors under the Term Sheet are true and correct in all material respects (except those qualified by materiality or Material Adverse Change, which are true and correct in all respects). 9. Subject to Bankruptcy Court approval, (i) each Debtor has the corporate power and authority to make, deliver and perform its obligations under the Term Sheet and the Interim DIP Order, and (ii) no consent or authorization of, or filing with, any person (including, without limitation, any governmental authority) is required in connection with the execution, delivery or performance by each Debtor, or for the validity or enforceability in accordance with its terms against such Debtor, of the Term Sheet and the Interim DIP Order except for consents, authorizations and filings which shall have been obtained or made and are in full force and effect and except for such consents, authorizations and filings, the failure to obtain or perform, could not reasonably be expected to cause a Material Adverse Change. 10. The DIP Lenders have received a certificate, executed by the secretary, chief executive officer, president, chief financial officer, treasurer or controller of each Debtor on behalf of each such Debtor, certifying that attached to such certificate are true, correct and complete copies of (a) (x) the certificate of incorporation, certificate of limited partnership or articles of organization, as applicable of such applicable Debtor and (y) the by-laws, an operating, limited liability company agreement, as applicable, of such applicable Debtor, in each case, then in full force and effect, (b) the resolutions then in full force and effect adopted by the board of directors (or comparable governing body) of such applicable Debtor authorizing and ratifying the execution, delivery and performance by such applicable Debtor of the Term Sheet and the transactions contemplated thereby, (c) a certificate of good standing, dated as of a recent date, from the secretary of state of the state under whose laws such applicable Debtor was incorporated or formed, and (d) an incumbency certificate evidencing the identity, authority and capacity of the chief executive officer, president, chief financial officer, treasurer or controller thereof authorized to execute the Term Sheet and any other related document to which such Debtor is a party or is to be a party and specimen signatures thereof. 11. Substantially concurrently with the Interim Closing Date, all fees and out-of-pocket expenses of the DIP Lenders relating to the DIP Facility (including, without limitation, reasonable fees and expenses of their counsel and external advisors) shall have been paid in full (or will be paid in connection with such Interim DIP Loan draw) to the extent an invoice has been delivered to the Borrower at least twenty-four (24) hours in advance.]

EXHIBIT A-3 [Conditions Precedent to Final DIP Loan]2 1. The Debtors have delivered to the DIP Lenders a notice no later than 1:00 PM (Prevailing Eastern Time) one business day prior to the requested funding date for such Final DIP Loan (or such later time as the DIP Lenders may agree). 2. All representations and warranties under the DIP Term Sheet are true and correct in all material respects (except those qualified by materiality or Material Adverse Change, which are true and correct in all respects). 3. No Event of Default under the DIP Facility, or Interim DIP Order or Final DIP Order is now existing or will exist after giving effect to such Final DIP Loan. 4. Prior to or substantially concurrently with the making of such Final DIP Loan, all fees and expenses, including reasonable attorney’s fees of the DIP Lenders shall have been paid in full (or will be paid in connection with such Final DIP Loan draw) to the extent an invoice has been delivered to the Borrower at least twenty-four (24) hours in advance. 5. The Final DIP Order has been entered, which Final DIP Order has not have been reversed, modified, amended, stayed or vacated or in the case of any modification or amendment, in a manner without the consent of the DIP Lenders and the Debtors are in compliance in all respects with the Final DIP Order. 6. The DIP Lenders have received additional insured and loss payee endorsements, as applicable, and notice of cancellation endorsements, with respect to the Debtors’ commercial general liability and property insurance policies. 7. To the extent requested pursuant to the terms of this Term Sheet, the DIP Lenders have received duly executed and delivered copies of the DIP Documents (including, without limitation a debtor-in-possession credit agreement).] [Signature page follows] 2 The following list should be included in the Closing Certificate delivered for the Final DIP Loan.

EXHIBIT A-4 IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Certificate as of the date first set forth above. DEBTORS: INDEPENDENCE CONTRACT DRILLING, INC. a Delaware corporation By: ______________________________________ Name: Title: SIDEWINDER DRILLING LLC, a Delaware limited liability company By: ______________________________________ Name: Title:

EXHIBIT B FORM OF INTERIM DIP ORDER [See Attached]

IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION In re: INDEPENDENCE CONTRACT DRILLING, INC., et al.1 Debtors. Chapter 11 Case No. 24-90612 (ARP) (Jointly Administered) INTERIM DIP ORDER (A) AUTHORIZING THE DEBTORS TO (I) OBTAIN SENIOR SECURED SUPERPRIORITY POSTPETITION FINANCING AND (II) USE CASH COLLATERAL; (B) GRANTING LIENS AND PROVIDING CLAIMS WITH SUPERPRIORITY ADMINISTRATIVE EXPENSE STATUS; (C) GRANTING ADEQUATE PROTECTION TO PREPETITION SECURED PARTIES; (D) MODIFYING THE AUTOMATIC STAY; (E) SCHEDULING A FINAL HEARING; AND (F) GRANTING RELATED RELIEF Upon the motion (the “DIP Motion”) 2 of the above-captioned debtors and debtors in possession (the “Debtors”), pursuant to sections 105, 361, 362, 363, 364, 503, 506, and 507 of title 11 of the United States Code (the “Bankruptcy Code”), Rules 2002, 4001, 6003, 6004, and 9014 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), and Rules 2002-1, 4001-1(b), 4002-1 and 9013-1 of the Bankruptcy Local Rules of the United States Bankruptcy Court for the Southern District of Texas and the Procedures for Complex Chapter 11 Bankruptcy Cases (together, the “Bankruptcy Rules”) promulgated by the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”), seeking entry of an Interim DIP Order (this “Interim DIP Order”), among other things: 1 The Debtors in these chapter 11 cases, together with the last four digits of each Debtor’s federal tax identification number, are: Independence Contract Drilling, Inc. (3648) and Sidewinder Drilling LLC (1024). The Debtors’ service address is 20475 SH 249, Suite 300, Houston, Texas 77070. 2 Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the DIP Motion or DIP Term Sheet (as defined below), as applicable.

2 (a) authorizing the Debtors to obtain postpetition financing on a superpriority senior secured basis (the “DIP Financing”, and the loans made, advanced or deemed advanced thereunder, the “DIP Loans”) in the form of a super-priority senior secured term loan facility in an aggregate principal amount of up to $32.5 million (the “DIP Facility”), pursuant to which (i) upon entry of this Interim DIP Order and satisfaction of all applicable conditions precedent described in the DIP Term Sheet (as defined below), an aggregate principal amount of $27.5 million shall be made available (the “Interim DIP Loans”) and the Borrower shall be entitled to make draws of the DIP Loans in accordance with the DIP Term Sheet and the Approved Budget (as defined below) (subject to Permitted Variances (as defined in the DIP Term Sheet) and (ii) following entry of the Final DIP Order (as defined below) and satisfaction of the conditions precedent set forth in the DIP Term Sheet, the remaining aggregate principal amount under the DIP Facility shall be made available, in one or more borrowings (each such borrowing, including the Interim DIP Loans, a “DIP Loan” and, collectively, the “DIP Loans”) in accordance with and subject to the terms and conditions (including, without limitation, any conditions precedent to each of the DIP Loans) set forth in (x) that certain Senior Secured Superpriority Debtor-in-Possession Credit Facility Term Sheet, substantially in the form attached to this Interim DIP Order as Exhibit 1 (as may be amended, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms hereof and thereof, the “DIP Term Sheet)” and, together with the Approved Budget all other agreements, guarantees, pledge, collateral and security agreements, deeds, charges, control agreements, instruments, certificates, notes, any separate fee letter agreements between any of the Debtors, on the one hand, and the DIP Lenders, on the other hand, and other documents executed, filed and/or delivered in connection therewith (each as amended, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms hereof and thereof, together with the DIP Term Sheet, collectively, the “DIP Documents”), by and among Independence Contract Drilling, Inc. (“ICD” or the “Borrower”), as borrower, Sidewinder Drilling LLC, as guarantor (“Sidewinder” or the “DIP Guarantor”, and together with ICD, the “DIP Loan Parties”), and Glendon Capital Management, L.P., and MSD Partners, L.P., as the lenders (together with their respective successors and permitted assigns, the “DIP Lenders”), and (y) this Interim DIP Order; (b) authorizing the DIP Loan Parties to (i) execute, deliver, and perform under each of the DIP Documents, (ii) incur all loans, advances, extensions of credit, financial accommodations, indemnification and reimbursement obligations and other obligations, and pay all principal, interest, premiums, fees, costs, expenses, charges and all other amounts payable under the DIP Documents, including without limitation, all DIP Obligations (as defined in the DIP Term Sheet), and (iii) perform such other and further acts as may be necessary, required or desirable to implement and effectuate the terms of this Interim DIP Order, the DIP Documents, and the transactions contemplated hereunder and thereunder; (c) authorizing ICD to incur, and the DIP Guarantor to guarantee, all DIP Obligations, in accordance with this Interim DIP Order and the DIP Documents;

3 (d) granting to the DIP Lenders the DIP Liens (as defined below) in all DIP Collateral (as defined in the DIP Term Sheet), as set forth in this Interim DIP Order, subject to the Carve-Out, the WFB Cash Collateral Lien and the Prior Liens (each as defined below) subject to the relative priorities set forth in this Interim DIP Order; (e) authorizing the DIP Loan Parties to immediately use a portion of the proceeds of the DIP Facility to repay in cash in full (i) all outstanding Prepetition Revolving ABL Debt (as defined herein) (the “Prepetition ABL Paydown”), including interest, costs and fees (through the date of repayment (at the non-default contract rate), but maintaining the Prepetition ABL Loan Documents (as defined herein) in full force and effect; and (ii) with respect to the Existing Letter of Credit (as defined below) and the Cash Management Obligations (as defined below) the cash collateralization thereof with the WFB Cash Collateral (as defined below); (f) authorizing the Debtors to use Prepetition Collateral, and Cash Collateral (as defined below), and providing adequate protection to the Prepetition Secured Parties for any diminution in value of their respective interests in the applicable Prepetition Collateral (including Cash Collateral), for any reason provided for in the Bankruptcy Code; (g) granting to the DIP Lenders allowed super-priority administrative expense claims against each of the Debtors, on a joint and several basis, in respect of all DIP Obligations, subject in each case to the Carve-Out, as set forth in this Interim DIP Order; (h) authorizing the Debtors to use the proceeds of the DIP Facility and the DIP Collateral, including any cash collateral, as defined in section 363(a) of the Bankruptcy Code, solely in accordance with the terms and conditions set forth in this Interim DIP Order and the DIP Documents, including the Approved Budget, subject to the Permitted Variances; (i) subject to and effective upon entry of a final order (the “Final DIP Order”), approving the waiver of the right to surcharge the DIP Collateral pursuant to sections 105(a) and 506(c) of the Bankruptcy Code or otherwise; (j) subject to and effective upon entry of the Final DIP Order, approving the Debtors’ waiver of the equitable doctrine of marshaling and other similar doctrines with respect to the DIP Collateral; (k) modifying or vacating the automatic stay imposed by sections 105(a) and 362 of the Bankruptcy Code or otherwise, to the extent necessary, required or desirable to implement and effectuate the terms and provisions of this Interim DIP Order and the DIP Documents, as set forth herein, waiving any applicable stay (including under Bankruptcy Rule 6004) with respect to the effectiveness and enforceability of this Interim DIP Order, providing for the immediate effectiveness of this Interim DIP Order, and granting related relief; and (l) scheduling a final hearing (the “Final Hearing”) on the DIP Motion to consider entry of a Final DIP Order authorizing the relief requested in the DIP Motion on a final basis, which order shall be in form and substance and on terms and conditions acceptable in all respects to the DIP Lenders.

4 The Court, having considered the DIP Motion, the DIP Term Sheet, the other DIP Documents, the exhibits attached thereto, the evidence submitted and arguments proffered or adduced at the interim hearing held before this Court on December 4, 2024 (the “Interim Hearing”), and upon the record of the Chapter 11 Cases; and due and proper notice of the Interim Hearing having been given in accordance with Bankruptcy Rules 4001 and 9014 and all applicable Bankruptcy Rules; and it appearing that no other or further notice need be provided; and all objections, if any, to the relief requested in the DIP Motion having been withdrawn, resolved, or overruled by this Court; this Court having determined that the legal and factual bases set forth in the DIP Motion and at the Interim Hearing established just cause for the relief granted herein; and it appearing to this Court that granting the interim relief requested in the DIP Motion is necessary to avoid immediate and irreparable harm to the Debtors and their estates pending the Final Hearing, and otherwise is fair and reasonable and in the best interests of the Debtors, their estates, their creditors, and all other parties in interest, represents a sound exercise of the Debtors’ business judgment, is necessary for the continued operation of the Debtors’ businesses and is necessary to preserve and maximize the value of the Debtors and their estates; and the Debtors having provided notice of the DIP Motion as set forth in the DIP Motion; and after due deliberation and consideration, and for good and sufficient cause appearing therefor, BASED UPON THE RECORD ESTABLISHED AT THE INTERIM HEARING, THE COURT MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW:3 3 The findings and conclusions set forth herein constitute the Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent that any of the following findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

5 A. Petition Date. On December 2, 2024 (the “Petition Date”), each of the Debtors filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in this Court commencing the Chapter 11 Cases. B. Debtors in Possession. The Debtors continue to manage and operate their businesses and properties as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in any of the Chapter 11 Cases. C. Committee Formation. As of the date hereof, the Office of the United States Trustee (the “U.S. Trustee”) has not appointed any official statutory committee of creditors in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code (to the extent appointed in the Chapter 11 Cases, any such committee, the “Official Committee”). D. Jurisdiction and Venue. This Court has core jurisdiction over the Chapter 11 Cases, the DIP Motion, and the parties and property affected hereby pursuant to 28 U.S.C. §§ 157(a)–(b) and the Amended Standing Order of Reference from the United States District Court for the Southern District of Texas, dated May 24, 2012. Consideration of the DIP Motion constitutes a core proceeding pursuant to 28 U.S.C. § 157(b)(2). The Court may enter a final order consistent with Article III of the United States Constitution. Venue for the Chapter 11 Cases and the proceedings on the DIP Motion is proper in this district pursuant to 28 U.S.C. § 1408. The predicates for the relief set forth herein are sections 105, 361, 362, 363, 364, 503, 506, and 507 of the Bankruptcy Code, Bankruptcy Rules 2002, 4001, 6003, 6004, and 9014, and Bankruptcy Rule 4001-2. E. Notice. Proper, timely, sufficient and appropriate notice of the DIP Motion and the Interim Hearing has been provided in accordance with the Bankruptcy Code, the Bankruptcy Rules,

6 and the Bankruptcy Rules, and no other or further notice of the DIP Motion, the Interim Hearing, or the entry of this Interim DIP Order shall be required. F. Cash Collateral. As used herein, the term “Cash Collateral” shall mean all of the Debtors’ cash, wherever located and held, including cash in deposit accounts, that constitutes or will constitute “cash collateral” of any of the Prepetition Secured Parties (as defined below) and DIP Lenders within the meaning of section 363(a) of the Bankruptcy Code. G. Debtors’ Stipulations. Subject to the provisions and limitations contained in paragraph 22 hereof (including the Challenge Period, as defined therein), and after consultation with their attorneys and financial advisors, the Debtors admit, stipulate and agree that: (i) Prepetition Indenture. Pursuant to that certain Indenture dated as of March 18, 2022 (as amended, modified, or supplemented from time to time, the “Prepetition Indenture” and, collectively with the other Note Documents (as defined in the Prepetition Indenture) and any other agreements and documents executed or delivered in connection therewith, each as may be amended, restated, amended and restated, supplemented, waived, or otherwise modified prior to the Petition Date, the “Prepetition Notes Documents”), by and among ICD, as issuer, each of the guarantors party thereto from time to time, and U.S. Bank Trust Company, National Association, as trustee and collateral agent (collectively, in such capacities, together with any successor trustee or collateral agent, the “Prepetition Notes Trustee”) and collateral agent pursuant to which (a) ICD issued Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026 to the noteholders (the “Prepetition Noteholders,” together with the Prepetition Notes Trustee, the “Prepetition Secured Notes Parties”) and the obligations to the Prepetition Secured Notes Parties, in their capacity as such thereunder (the “Prepetition Notes Obligations”) and (b) Sidewinder guaranteed ICD’s obligations under the Prepetition Indenture.

7 (ii) Prepetition Revolving ABL Facility. Pursuant to that certain Credit Agreement, dated as of October 1, 2018 (the “Prepetition Revolving ABL Credit Agreement” and, collectively with the other Loan Documents (as defined in the Prepetition Revolving ABL Credit Agreement) and any other agreements and documents executed or delivered in connection therewith, each as may be amended, restated, amended and restated, supplemented, waived, or otherwise modified prior to the Petition Date, the “Prepetition Revolving ABL Documents” and together with the Prepetition Notes Documents, the “Prepetition Debt Documents”), by and among ICD, as lead borrower, Sidewinder, and the other affiliates of ICD party thereto from time to time as borrowers, the guarantors party thereto from time to time, Wells Fargo Bank, National Association (“WFB”), as administrative agent (the “Prepetition Revolving ABL Agent”), and the lenders party thereto from time to time (the “Prepetition Revolving ABL Lenders,” and together with the Prepetition Revolving ABL Agent, the “Prepetition Revolving ABL Secured Parties, and, the Prepetition Revolving ABL Secured Parties together with the Prepetition Secured Notes Parties, collectively, the “Prepetition Secured Parties”) the Prepetition Revolving ABL Lenders provided revolving loans and other financial accommodations (the “Prepetition Revolving ABL Loans” and such facility, the “Prepetition Revolving ABL Facility”) to and for the benefit of the Debtors, and the guarantors party thereto guaranteed on a joint and several basis the Prepetition Revolving ABL Facility. (iii) Prepetition Intercreditor Agreement. Pursuant to that certain Intercreditor Agreement, dated as of March 18, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) by and among the Prepetition Notes Trustee and the Prepetition Revolving ABL Agent, and acknowledged by the Debtors) the parties thereto agreed, among other things, to: (a) be bound by

8 the waterfall and turnover provisions contained therein with respect to, as applicable, the ABL Priority Collateral and Note Priority Collateral (each as defined therein), (b) consent to, or not oppose, certain actions taken, or rights asserted, by the Prepetition Notes Trustee or Prepetition Revolving ABL Agent (on behalf of the Prepetition Noteholders and Prepetition Revolving ABL Lenders, respectively), and (c) refrain from taking certain actions with respect to the ABL Priority Collateral (in the case of the Prepetition Notes Trustee) and the Note Priority Collateral (in the case of the Prepetition Revolving ABL Agent). (iv) Prepetition Indenture Debt. The Debtors were justly and lawfully indebted and liable (including pursuant to guarantee obligations) to the Prepetition Secured Notes Parties without defense, challenge, objection, claim, counterclaim, or offset of any kind, in the aggregate principal amount of not less than $206,774,305.49, plus any accrued and unpaid interest thereon (at the non-default contract rate, for interest accrued prepetition, and at the default contract rate, for interest accrued postpetition) and any fees, expenses and disbursements (including any attorneys’ fees, accountants’ fees, appraisers’ fees, auditors’ fees, and financial advisors’ fees and related expenses and disbursements, in each case, that are chargeable or reimbursable under the Prepetition Notes Documents), costs, charges, indemnities and other “Obligations” (as defined in the Prepetition Indenture) (whether arising before, on or after the Petition Date) as provided in the Prepetition Notes Documents (collectively, the “Prepetition Indenture Debt”). (v) Prepetition Revolving ABL Debt. The Debtors were justly and lawfully indebted and liable (including pursuant to guarantee obligations) to the Prepetition Revolving ABL Secured Parties without defense, challenge, objection, claim, counterclaim, or offset of any kind, in the aggregate principal amount of not less than $14,251,265.66, plus any accrued and unpaid interest thereon and, any fees, expenses and disbursements (including any attorneys’ fees,

9 accountants’ fees, appraisers’ fees, auditors’ fees, and financial advisors’ fees and related expenses and disbursements, in each case, that are chargeable or reimbursable under the Prepetition Revolving ABL Documents), costs, charges, indemnities and other “Obligations” (as defined in the Prepetition Revolving ABL Credit Agreement) (whether arising before, on or after the Petition Date) as provided in the Prepetition Revolving ABL Documents (collectively, the “Prepetition Revolving ABL Debt” and, together with the Prepetition Indenture Debt, the “Prepetition Secured Debt”). (vi) Validity of Prepetition Secured Debt. The Prepetition Secured Debt constitutes legal, valid, binding, and non-avoidable obligations of the Debtors, as applicable, enforceable in accordance with their respective terms and no portion of the Prepetition Secured Debt or any payment made to the Prepetition Secured Parties or applied to or paid on account of the obligations owing under the Prepetition Debt Documents prior to the Petition Date is subject to any contest, attack, rejection, recovery, reduction, defense, counterclaim, offset, subordination, recharacterization, avoidance or other claim (as such term is used in the Bankruptcy Code), cause of action (including any claims or Avoidance Actions), choses in action or other challenge of any nature under the Bankruptcy Code or applicable non-bankruptcy law. (vii) Validity, Perfection and Priority of Prepetition Liens. As of the Petition Date, pursuant to and in connection with the Prepetition Debt Documents, (a) the Debtors granted to the Prepetition Notes Trustee, for the benefit of itself and the other Prepetition Secured Notes Parties, a security interest in and continuing lien (the “Prepetition Notes Liens”) and (b) the Debtors granted to the Prepetition Revolving ABL Agent, for the benefit of itself and the other Prepetition Revolving ABL Secured Parties, a security interest in and continuing lien (the “Prepetition Revolving ABL Facility Liens” and, together with the Prepetition Notes Liens,

10 the “Prepetition Liens”), on the Collateral (as defined in the Prepetition Intercreditor Agreement) (which, for the avoidance of doubt, includes certain Cash Collateral) and all proceeds, products, accessions, rents, and profits thereof, in each case whether then owned or existing or thereafter acquired or arising (collectively, the “Prepetition Collateral”), which Prepetition Liens are (x) valid, binding, properly perfected and enforceable, (y) not subject to avoidance, recharacterization, subordination (whether equitable, contractual, or otherwise (other than as set forth in the Prepetition Intercreditor Agreement)), recovery, attack, disgorgement, effect, rejection, reduction, disallowance, impairment, counterclaim, offset, crossclaim, defense or claim of any nature under the Bankruptcy Code or applicable non-bankruptcy law, and (z) subject and subordinate only to (I) in the case of the Prepetition Notes Liens, the Prepetition Revolving ABL Liens to the extent set forth in the Prepetition Intercreditor Agreement, (II) in the case of the Prepetition Revolving ABL Liens, the Prepetition Notes Liens to the extent set forth in the Prepetition Intercreditor Agreement and (III) certain other liens senior by operation of law or otherwise permitted by the Prepetition Debt Documents, solely to the extent any such permitted liens were expressly permitted, valid, binding, enforceable, properly perfected, non-avoidable and senior in priority to the Prepetition Liens as of the Petition Date (such liens described in this clause (III), the “Prepetition Permitted Liens”) on the Prepetition Collateral, and the Debtors waive, discharge and release any right to challenge any of the Prepetition Secured Debt or any of the Prepetition Liens. (viii) No Control. None of the Prepetition Secured Parties (a) control (or have in the past controlled) the Debtors or their properties or operations, (b) have authority to determine the manner in which any Debtors’ operations are conducted or (c) are control persons or insiders

11 of the Debtors, in each case, by virtue of any actions taken with respect to, in connection with, related to or arising from the Prepetition Debt Documents. (ix) No Claims or Causes of Action. No claims or causes of action held by the Debtors or their estates exist against, or with respect to, the Prepetition Secured Parties or any of their respective Representatives (as defined herein) (in each case, in their capacity as such) under or relating to any agreements by and among the Debtors and any Prepetition Secured Party as of the Petition Date. (x) Release. Effective as of the date of entry of this Interim DIP Order, each of the Debtors and (subject to the Challenge Period in paragraph 22) the Debtors’ estates, on its own behalf and on behalf of its and their respective past, present and future predecessors, successors, heirs, subsidiaries, and assigns, hereby absolutely, unconditionally and irrevocably releases and forever discharges and acquits each of the Prepetition Secured Parties, the DIP Lenders, and each of their respective Representatives (collectively, the “Released Parties”) from any and all obligations and liabilities to the Debtors (and their successors and assigns) and from any and all claims, counterclaims, demands, defenses, offsets, debts, accounts, contracts, liabilities, actions and causes of action of any kind, nature or description, whether matured or unmatured, known or unknown, asserted or unasserted, foreseen or unforeseen, accrued or unaccrued, suspected or unsuspected, liquidated or unliquidated, pending or threatened, arising in law or equity, upon contract or tort or under any state or federal law or otherwise, in each case arising out of or related to (as applicable) the Prepetition Debt Documents or the DIP Documents, the negotiation thereof or of the transactions and agreements reflected thereby, or the financial or other obligations owing or made thereunder, in each case that the Debtors at any time had, now have or may have, or that their predecessors, successors or assigns at any time had or hereafter can or may have against any

12 of the Released Parties for or by reason of any act, omission, matter, cause or thing whatsoever arising at any time on or prior to the date of this Interim DIP Order. For the avoidance of doubt, nothing in this release shall relieve any of the Prepetition Secured Parties, the DIP Lenders, or the Debtors of their obligations under the DIP Term Sheet or other DIP Documents. H. Findings Regarding the DIP Financing and Use of Cash Collateral. (i) Good Cause. Good and sufficient cause has been shown for the entry of this Interim DIP Order and for the Debtors to obtain postpetition financing pursuant to the terms hereof, the DIP Term Sheet, and the DIP Documents. (ii) Need for Postpetition Financing and Use of Cash Collateral. The Debtors have an immediate and critical need to obtain the DIP Facility and use Cash Collateral to, among other things, (i) permit the orderly continuation and operation of their businesses, (ii) maintain business relationships with customers, vendors, and suppliers, (iii) provide working capital for their businesses, (iv) pay the expenses of the Chapter 11 Cases, (v) permit the Debtors to consummate the Prepetition ABL Paydown, and (vi) for general corporate purposes, in each case, in accordance with and subject to the terms and conditions of this Interim DIP Order and the DIP Documents, including the Approved Budget (subject to Permitted Variances). The Prepetition Revolving ABL Lenders’ consent is required in order for the Debtors to obtain the financing under the DIP Facility, and accordingly, the Prepetition ABL Paydown is necessary and appropriate to ensure that the Debtors obtain the financing provided under the DIP Facility to avoid irreparable harm. The Debtors require immediate access to sufficient working capital and liquidity through the incurrence of loans and other financial accommodations under the DIP Facility in order to preserve, maintain, and maximize the Debtors’ going concern value. Without access to the DIP

13 Facility and the authorized use of Cash Collateral upon the terms set forth herein, the Debtors and their estates will be immediately and irreparably harmed. (iii) Prepetition Revolving ABL Secured Parties Consent to DIP Facility. In consideration for the protections afford to the Prepetition Revolving ABL Secured Parties under this Interim DIP Order, the Prepetition Revolving ABL Agent (on behalf of the other Prepetition Revolving ABL Secured Parties) has consented to (a) the Prepetition ABL Paydown, (b) the Debtors entry into the DIP Facility, and (c) all rights and remedies of the DIP Lenders under the DIP Documents, including the enforcement and other exercise of remedies, subject to the terms and conditions contained herein. (iv) No Credit Available on More Favorable Terms. The Debtors are unable to obtain financing on more favorable terms from sources other than the DIP Lenders under the DIP Documents and are unable to obtain adequate unsecured credit allowable under section 503(b)(1) of the Bankruptcy Code as an administrative expense. The Debtors are also unable to obtain secured credit allowable under section 364(c)(1), 364(c)(2) or 364(c)(3) of the Bankruptcy Code without granting to the DIP Lenders the DIP Liens and the DIP Superpriority Claims (as defined herein) and incurring the Adequate Protection Obligations (as defined herein), in each case subject to the Carve-Out to the extent set forth herein, under the terms and conditions set forth in this Interim DIP Order and in the DIP Documents. (v) Use of Proceeds of DIP Facility and Cash Collateral. The Debtors continue to collect cash, rents, income, offspring, products, proceeds, and profits generated from the Prepetition Collateral and acquire equipment, inventory and other personal property, all of which constitutes Prepetition Collateral under the Prepetition Debt Documents that is subject to the Prepetition Secured Parties’ security interests as set forth in the Prepetition Debt Documents, as

14 applicable. The Debtors desire to use in their business operations a portion of the cash, rents, income, offspring, products, proceeds and profits described in the preceding paragraph that constitute Cash Collateral of the Prepetition Secured Parties under section 363(a) of the Bankruptcy Code. Certain prepetition rents, income, offspring, products, proceeds, and profits, in existence as of the Petition Date or hereafter created or arising, including balances of funds in the Debtors’ prepetition and postpetition operating bank accounts, also constitute Cash Collateral. As a condition to providing the DIP Facility (including Cash Collateral), the DIP Lenders require, and the Debtors have agreed, that all proceeds of the DIP Loans and any Cash Collateral shall be used and/or applied solely for the purposes expressly permitted in, and in a manner consistent with, the Approved Budget (subject to Permitted Variances) including (i) to pay the costs of administration of the Chapter 11 Cases, (ii) for general corporate and working capital purposes, (iii) to pay professional fees and expenses in accordance with this Interim DIP Order, and (iv) to pay fees, expenses, interest, and other amounts payable under the DIP Facility, in each case, subject to the terms and conditions of this Interim DIP Order and the DIP Documents. I. Adequate Protection. The Prepetition Secured Parties are entitled to the Adequate Protection (as defined herein) provided in this Interim DIP Order as and to the extent set forth herein pursuant to sections 361, 362, 363 and 364 of the Bankruptcy Code. Based on the DIP Motion, the First Day Declaration, the Denham Declaration and the record presented to the Court at the Interim Hearing, the terms of the DIP Facility, the terms of the adequate protection granted to the Prepetition Secured Parties as provided in paragraph 15 of this Interim DIP Order (the “Adequate Protection”), and the terms on which the Debtors may continue to use the Prepetition Collateral (including Cash Collateral) pursuant to this Interim DIP Order and the DIP Documents are fair and reasonable, reflect the DIP Loan Parties’ exercise of prudent business

15 judgment consistent with their fiduciary duties, constitute reasonably equivalent value and fair consideration, and, to the extent their consent is required, the requisite Prepetition Secured Parties have consented or are deemed hereby to have consented to the use of the Prepetition Collateral (including the Cash Collateral) on the terms set forth in this Interim DIP Order and the priming of the Prepetition Notes Liens by the DIP Liens pursuant to the terms set forth in this Interim DIP Order and the DIP Documents; provided that nothing in this Interim DIP Order or the DIP Documents shall (x) be construed as the affirmative consent by any of the Prepetition Secured Parties for the use of Cash Collateral other than on the terms set forth in this Interim DIP Order and in the context of the DIP Facility authorized by this Interim DIP Order to the extent such consent has been or is deemed to have been given, (y) be construed as a consent by any party to the terms of any other financing or any other lien encumbering the Prepetition Collateral (whether senior or junior) other than as contemplated by the DIP Facility authorized by this Interim DIP Order, or (z) prejudice, limit or otherwise impair the rights of any of the Prepetition Secured Parties to seek new, different or additional adequate protection or assert any rights of any of the Prepetition Secured Parties, and the rights of any other party in interest, including the DIP Loan Parties, to object to such relief are hereby preserved. J. Approved Budget and Variance. The Debtors have prepared and delivered to the advisors to the DIP Lenders an initial budget (the “Initial DIP Budget”), attached hereto as Schedule 1. The Initial DIP Budget reflects, among other things, the Prepetition ABL Paydown, the Debtors’ anticipated operating receipts, operating disbursements, non-operating disbursements, net operating cash flow and liquidity for each calendar week covered thereby, in form and substance acceptable to the DIP Lenders. The Initial DIP Budget may be modified, amended, extended, and updated from time to time in accordance with the DIP Documents, and such

16 modified, amended, extended and/or updated budget, once approved by the DIP Lenders in accordance with the DIP Documents, shall modify, replace, supplement or supersede, as applicable, the Initial DIP Budget for the periods covered thereby (the Initial DIP Budget and each subsequent approved budget shall constitute, without duplication, an “Approved Budget”). The Debtors believe that the Initial DIP Budget is reasonable under the circumstances. The DIP Lenders are relying, in part, upon the DIP Loan Parties’ agreement to comply with the Approved Budget (subject to Permitted Variances), this Interim DIP Order and the DIP Documents in determining to enter into the postpetition financing arrangements provided for in this Interim DIP Order. K. Good Faith. The DIP Financing, the Adequate Protection and the use of the Prepetition Collateral (including Cash Collateral) have been negotiated in good faith and at arm’s length among the DIP Loan Parties, the DIP Lenders, and the Prepetition Secured Parties, and all of the DIP Loan Parties’ obligations and indebtedness arising under, in respect of, or in connection with, the DIP Financing and the DIP Documents, including, without limitation, all loans made to and guarantees issued by the DIP Lenders pursuant to the DIP Documents and any other DIP Obligations shall be deemed to have been extended by the DIP Lenders and their respective affiliates in good faith, as that term is used in section 364(e) of the Bankruptcy Code and in express reliance upon the protections offered by section 364(e) of the Bankruptcy Code, and the DIP Lenders (and the successors and assigns thereof) shall be entitled to the full protection of section 364(e) of the Bankruptcy Code in the event that this Interim DIP Order or any provision hereof is vacated, reversed or modified, on appeal or otherwise. The Prepetition Secured Parties have acted in good faith regarding the DIP Financing and the Debtors’ continued use of the Prepetition Collateral (including Cash Collateral) to fund the administration of the Debtors’ estates and continued operation of their businesses (including the incurrence and payment of and performance

17 under the Adequate Protection Obligations and the granting of the Adequate Protection Liens (as defined herein)), in accordance with the terms hereof, and the Prepetition Secured Parties (and the successors and assigns thereof) shall be entitled to the full protection of sections 363(m) and 364(e) of the Bankruptcy Code in the event that this Interim DIP Order or any provision hereof is vacated, reversed or modified, on appeal or otherwise. L. Proper Exercise of Business Judgment. Based on the DIP Motion, the record presented to the Court at the Interim Hearing and in the Chapter 11 Cases, the terms of the DIP Facility and the DIP Documents, and the terms upon which the Debtors may use Cash Collateral pursuant to the terms of this Interim DIP Order and the DIP Documents (i) were negotiated in good faith and at arm’s length among the DIP Loan Parties and the DIP Lenders, (ii) are fair, reasonable, and the best available to the Debtors under the circumstances, (iii) reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duties, and (iv) are supported by reasonably equivalent value and fair consideration. The Prepetition ABL Paydown reflects the DIP Loan Parties’ exercise of prudent business judgment consistent with fiduciary duties. The DIP Facility and the Prepetition ABL Paydown are necessary steps to implementation of the consensually supported and comprehensive restructuring of the Debtors that is embodied in the Debtors’ Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (as may be modified, amended, or supplemented (the “Plan”). The DIP Lenders and their affiliates include the Prepetition Noteholders that constitute the sole impaired third-party creditor class under the Plan and, as described in the First Day Declaration, the Prepetition Noteholders have voted overwhelmingly to accept the Plan. All other classes of claims (other than intercompany claims to the extent reinstated under the terms of the Plan) are unimpaired by the Plan. As such, the Prepetition ABL Paydown will benefit the Debtors and their estates because it

18 will facilitate the value maximizing restructuring transactions pursuant to the Plan that render all non-intercompany claims unimpaired, other than the claims of the Prepetition Noteholders, which class of claims has already voted to accept the Plan and which creditors are the parties (or affiliates of the parties) that are providing the DIP Facility, which is being used (in part) for the Prepetition ABL Paydown. M. Section 506(c) and Marshaling Waivers. Each of the Prepetition Secured Parties shall be entitled to all of the rights and benefits of section 552(b) of the Bankruptcy Code, and the “equities of the case” exception under section 552(b) of the Bankruptcy Code shall not apply to the Prepetition Secured Parties with respect to proceeds, product, offspring, or profits with respect to any of the Prepetition Collateral; provided that the foregoing shall be without prejudice to the terms of the Final DIP Order with respect to the period from and after the entry of the Final DIP Order. As a material inducement to the DIP Lenders’ agreement to provide the DIP Facility, and in consideration of (i) the DIP Lenders’ agreement to subordinate its DIP Liens to the Carve-Out, (ii) the DIP Lenders’ agreement to provide funding through the DIP Facility, which the Debtors will use to pay the expenses of the administration of the Chapter 11 Cases, subject to the Approved Budget (subject to Permitted Variances), and (iii) the prepetition Secured Parties consent to the use of the Prepetition Collateral (including Cash Collateral), and upon entry of a Final DIP Order, and in accordance with the terms of the DIP Orders and the DIP Documents, (a) the Debtors waive their right to surcharge any costs or expenses incurred in connection with the preservation, protection or enhancement of, or realization by the DIP Lenders or the DIP Collateral, or the Prepetition Secured Parties or the Prepetition Collateral, whether pursuant to section 506(c) of the Bankruptcy Code or otherwise, and (b) the DIP Lenders Prepetition Secured Parties shall not be

19 subject to the equitable doctrine of “marshaling” or any similar doctrine with respect to the DIP Collateral or the Prepetition Collateral. N. Immediate Entry. Sufficient cause exists for immediate entry of this Interim DIP Order pursuant to Bankruptcy Rules 4001(b)(2) and (c)(2) and Local Rule 4001-1(b). Absent granting the relief set forth in this Interim DIP Order, the Debtors’ estates will be immediately and irreparably harmed. Consummation of the DIP Financing and the permitted use of Prepetition Collateral (including Cash Collateral), in accordance with this Interim DIP Order and the DIP Documents, are therefore in the best interests of the Debtors’ estates and consistent with the Debtors’ exercise of their fiduciary duties. The DIP Motion and this Interim DIP Order comply with the requirements of Local Rule 4001-1(b). O. Prepetition Permitted Liens; Continuation of Prepetition Liens. Nothing herein shall constitute a finding or ruling by this Court that any alleged Prepetition Permitted Lien is valid, senior, enforceable, prior, perfected, or non-avoidable. Moreover, nothing herein shall prejudice the rights of any party-in-interest, including, but not limited to, the DIP Loan Parties, the DIP Lenders, or the Prepetition Secured Parties, to challenge the validity, priority, enforceability, seniority, avoidability, perfection, or extent of any alleged Prepetition Permitted Lien. The right of a seller of goods to reclaim goods under section 546(c) of the Bankruptcy Code is not a Prior Lien, as used herein, and is expressly subject to the DIP Liens and the Prepetition Liens. The Prepetition Liens and the DIP Liens are continuing liens and the Prepetition Collateral and the DIP Collateral, as applicable, are and will continue to be encumbered by such liens. Based upon the foregoing findings and conclusions, the DIP Motion and the record before the Court with respect to the DIP Motion, and after due consideration and good and sufficient cause appearing therefor,

20 IT IS HEREBY ORDERED THAT: 1. Motion Granted. The DIP Facility and the use of Cash Collateral is hereby authorized and approved, in each case, on an interim basis and upon the terms and conditions set forth in this Interim DIP Order, the DIP Term Sheet, and the other DIP Documents. Any objections to any of the relief set forth in this Interim DIP Order that have not been withdrawn, waived, or settled, and all reservations of rights or other statements inconsistent with this Interim DIP Order, are hereby denied and overruled. This Interim DIP Order shall become effective and enforceable immediately upon its entry. 2. Authorization of the DIP Financing and the DIP Documents. (a) Authorization of DIP Documents. The DIP Loan Parties are hereby authorized to (i) execute, deliver, enter into and perform all of their obligations, and to pay all fees, costs, expenses, indemnities, and other amounts contemplated, under the DIP Documents and this Interim DIP Order, and (ii) perform all acts, to make, execute, deliver, enter into and perform under any and all other agreements, instruments, certificates, and other documents (including, without limitation, the execution and/or recordation of any collateral, pledge and security documents, deeds of trust, account control agreements, financing statements, or other documents), and to perform all such other and further acts, that may be necessary, required or desirable for the DIP Loan Parties to perform their obligations under the DIP Facility, the DIP Documents, and this Interim DIP Order and to implement the transactions contemplated thereunder and hereunder, including, without limitation, the performance of all other acts required under or in connection with the DIP Documents, including the granting of the DIP Liens and the DIP Superpriority Claims and perfection of the DIP Liens as permitted herein and therein, and to perform such other and further acts as may be necessary, desirable or appropriate in connection therewith, in each case in

21 accordance with the terms of the DIP Documents. All provisions of the DIP Term Sheet and other DIP Documents are incorporated herein and approved in their entirety, whether explicitly referenced or not. (b) Authorization to Borrow. ICD is hereby authorized to borrow, and the DIP Guarantor is hereby authorized to guarantee the Payment in Full4 in cash of such borrowing with respect to, the principal amount of $32.5 million (plus applicable interest (including interest and other amounts payable-in-kind, and default interest), premiums, payments, fees (including professional fees and expenses), costs, expenses, charges, and other amounts to the extent payable under this Interim DIP Order and the DIP Documents in connection with such borrowing), under the DIP Facility, subject to the terms and conditions (including any conditions precedent to such borrowing) set forth in the DIP Documents and this Interim DIP Order. The Debtors are hereby authorized to use the proceeds of the DIP Facility and all Cash Collateral solely in the manner and for the purposes expressly permitted in the Approved Budget (subject to Permitted Variances), the DIP Documents, and this Interim DIP Order, including, without limitation, the Prepetition ABL Paydown. (c) DIP Fees and Expenses. The DIP Loan Parties are authorized and directed to pay any and all (i) fees, premiums or other payments payable under the DIP Documents, and other payments, fees, or amounts provided therein, (ii) amounts due (or that may become due) to the DIP Lenders in respect of the indemnification obligations under this Interim DIP Order and the DIP Documents, and (iii) any other amounts payable in connection with the DIP Facility, 4 For purposes hereof, the term “Payment in Full” or “Paid in Full” means, with respect to the DIP Obligations, the irrevocable and indefeasible payment in full in cash of all DIP Obligations, other than contingent indemnification and expense reimbursement obligations for which no claim or demand has been asserted, and all commitments thereunder shall have irrevocably, permanently and finally expired or shall have been terminated, cancelled and discharged.

22 including, without limitation, fees and expenses of the professionals retained by, or on behalf of, any of the DIP Lenders including without limitation, the payment of all reasonable, documented out of pocket costs, expenses, and disbursements of (A) Latham & Watkins LLP and Hunton Andrews Kurth LLP, retained by the DIP Lenders and (B) any other professionals that may be retained by the DIP Lenders, with the consent of the Debtors, such consent not to be unreasonably withheld or delayed, which consent of the Debtors shall not be required after the occurrence of an Event of Default (as defined herein), (collectively, the “DIP Fees and Expenses”). without the need to file retention motions or fee applications, in each case, whether any such fees, expenses, or amounts arose before, on or after the Petition Date, and whether or not the transactions contemplated hereby are consummated, and, upon payment thereof, shall not be subject to any contest, attack, rejection, recoupment, reduction, defense, counterclaim, offset, subordination, recharacterization, avoidance, disallowance, impairment, or other claim, cause of action or other challenge of any nature under the Bankruptcy Code, applicable non-bankruptcy law or otherwise by any person or Entity). (d) Indemnification. The Prepetition Secured Parties and the DIP Lenders have acted in good faith and without negligence, misconduct, or violation of public policy or law, in respect of all actions taken by them in connection with or related in any way to negotiating, implementing, documenting, or obtaining requisite approvals of the DIP Financing and the use of Cash Collateral, including in respect of the granting of the DIP Liens and the Adequate Protection Liens, any challenges or objections to the DIP Financing or the use of Cash Collateral, the DIP Documents, and all other documents related to and all transactions contemplated by the foregoing. Accordingly, without limitation to any other right to indemnification, the Prepetition Secured Parties and the DIP Lenders shall be and hereby are indemnified (as applicable) as provided in the

23 Prepetition Debt Documents and the DIP Documents, as applicable. The Debtors agree that no exception or defense in contract, law, or equity exists as of the date of this Interim DIP Order to any obligation set forth, as the case may be, in this paragraph 2(d) or otherwise in the DIP Documents, or in the Prepetition Debt Documents to indemnify and/or hold harmless any DIP Lender or any Prepetition Secured Party, as the case may be, and any such defenses are hereby waived. (e) Modification of DIP Documents. The DIP Loan Parties are hereby authorized to execute, deliver and perform under one or more amendments, waivers, consents, or other modifications to and under the DIP Documents, in each case, in accordance with the provisions of the DIP Documents governing amendments thereto, each without further application to or order of the Court; provided, however, that any amendment to the DIP Documents shall require, at a minimum, the prior written consent of the DIP Lenders. Updates, modifications, and supplements to the Approved Budget shall not require any further approval of this Court. In the event the DIP Lenders in their sole discretion and in accordance with the DIP Term Sheet, request that the Debtors execute definitive financing documentation with respect to the DIP Facility, including, without limitation, guarantees and security documents, in each case, reasonably satisfactory in form and substance to the DIP Lenders and the Debtors, the Debtors are authorized to execute, deliver and perform under such definitive financing documents. (f) Perfection in Cash. Subject to the Carve-Out and the WFB Cash Collateral Lien, and subject to the Remedies procedures outlined in paragraph 9(d) of this Interim DIP Order, all financial institutions with which the DIP Loan Parties maintain accounts containing any of the DIP Loan Parties’ cash or Cash Collateral are authorized and directed to comply with any request of the DIP Lenders to turn over to the DIP Lenders all cash or Cash Collateral therein without

24 offset or deduction of any kind upon the occurrence and during the continuation of an Event of Default (as defined below). The DIP Lenders shall be entitled to all of the rights and benefits of all deposit account control agreements, blocked account control agreements, securities account control agreements, and similar agreements to which any of the DIP Loan Parties may be a party, without the need to enter into any such agreements. Notwithstanding (and without limiting) the foregoing, the DIP Loan Parties are authorized to enter into, and cause the financial institutions servicing or maintaining the DIP Loan Parties’ deposit accounts (or other accounts) to enter into, such deposit account control agreements and other collateral agreements with the DIP Lenders and such financial institutions as the DIP Lenders may request. 3. DIP Obligations. Upon the execution and delivery of the DIP Documents, the DIP Documents shall constitute legal, valid, binding and non-avoidable obligations of the DIP Loan Parties, enforceable against each DIP Loan Party and their estates in accordance with the terms of this Interim DIP Order, the DIP Term Sheet, and the other DIP Documents, and any successors thereto, including any trustee appointed in the Chapter 11 Cases, or in any case under chapter 7 of the Bankruptcy Code upon the conversion of any of the Chapter 11 Cases, or in any other proceedings superseding or related to any of the foregoing (collectively, the “Successor Cases”). Upon execution and delivery of the DIP Documents, the DIP Obligations will include all loans and any other indebtedness or obligations, contingent or absolute, which may now or from time to time be owing by any of the DIP Loan Parties to any of the DIP Lenders, in such capacities, in each case, under, or secured by, the DIP Documents (including this Interim DIP Order), including all principal, interest, costs, fees, expenses, premiums, indemnities and other amounts under the DIP Documents (including this Interim DIP Order). The DIP Loan Parties shall be jointly and severally liable for the DIP Obligations. Except as permitted hereby, no obligation, payment,

25 transfer, or grant of security hereunder or under the other DIP Documents to the DIP Lenders (including their Representatives) shall be stayed, restrained, voidable, avoidable, or recoverable, under the Bankruptcy Code or under any applicable law (including, without limitation, under any of sections 502(d), 544 and 547 to 550 of the Bankruptcy Code or under any applicable state Uniform Voidable Transactions Act, Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law), or subject to any defense, avoidance, reduction, setoff, recoupment, offset, recharacterization, subordination (whether equitable, contractual, or otherwise), disallowance, impairment, claim, counterclaim, cross-claim, or any other challenge under the Bankruptcy Code or any applicable law or regulation by any person or Entity. 4. Prepetition ABL Paydown. Upon entry of this Interim DIP Order, the Debtors shall immediately use proceeds of the DIP Loans to indefeasibly pay in full all outstanding Prepetition Revolving ABL Loans; provided, however, for the avoidance of doubt, if the Debtors fail to consummate the Prepetition ABL Paydown, the Debtors will withdraw the DIP Motion (without prejudice to the Debtors’ rights to seek any other relief, including on an emergency basis). The Debtors and the DIP Lenders acknowledge and agree that (i) the Debtors are hereby authorized to execute, deliver, enter into and perform all of their obligations in that certain payoff letter agreement in favor of Prepetition Revolving ABL Agent and Prepetition Revolving ABL Lenders, (ii) the Prepetition ABL Loan Documents shall not terminate and shall remain in full force and effect, including, without limitation, the right of the Prepetition Revolving ABL Agent to charge when due all fees and charges that accrue in accordance with terms of the Prepetition ABL Revolving Documents, (iii) the Prepetition Revolving ABL Lenders shall have no further obligation to make any Revolving Loans (as defined in the Prepetition Revolving ABL Credit

26 Agreement), including to provide any other Letters of Credit or other financial accommodations (except to allow the Existing Letter of Credit (as defined herein) to continue in full force and effect) or have any other duties or responsibilities in connection with the Prepetition Revolving ABL Documents, except as otherwise provided by this Interim DIP Orders (provided, that the Issuing Bank and the Bank Product Provider (as each term is defined in the Prepetition Revolving ABL Credit Agreement), as applicable, shall have no obligation to extend the expiration date of any Letter of Credit or any Bank Product (as defined in the Prepetition Revolving ABL Credit Agreement), as applicable, or agree to any other amendment thereof), (iv) the Debtors have deposited with WFB cash in the amount of $276,738.87 (the “WFB Cash Collateral”) in order to cash collateralize the Debtors’ following obligations: (A) in respect of the Debtors’ existing letter of credit (the “Existing Letter of Credit”) (issued under the Prepetition Revolving ABL Credit Agreement by WFB (in such capacity, the “Prepetition Letter of Credit Issuer”)) and (B) the Debtors’ Bank Product Obligations (as defined in the Prepetition Revolving ABL Credit Agreement), including any outstanding balances under the Debtors’ commercial card program (the “Cash Management Obligations”), and hereby grant to WFB a first priority security interest in and lien on, all of the Debtors’ right, title and interest in and to the WFB Cash Collateral (such lien, the “WFB Cash Collateral Lien”) in accordance with the terms of the Cash Management Order. WFB is authorized to access and reimburse itself with the WFB Cash Collateral, without further order of the Court, in respect of the Existing Letter of Credit, to the extent drawn (in whole or in part) by the beneficiary thereof, and in respect of any fees and expenses in respect of the Existing Letter of Credit and in respect of any Bank Product Obligations that arise after the entry of this Interim Order, together with any fees, charges, costs and expenses incurred in connection therewith. The Prepetition Revolving ABL Agent (on behalf of the other Prepetition Revolving ABL Secured

27 Parties) consents to the Revolving ABL Paydown, entry of this Interim DIP Order, the Debtors’ entry into the DIP Facility, and all rights and remedies of the DIP Lenders under the DIP Documents, including the enforcement and other exercise of remedies, subject to the terms and conditions contained herein. 5. Carve-Out. (a) Notwithstanding anything to the contrary herein, the Debtors’ obligations to the DIP Lenders and the Prepetition Secured Parties, and the liens, security interests and superpriority claims granted by this Interim DIP Order or under the Prepetition Revolving ABL Credit Agreement, Prepetition Indenture, and the DIP Documents, and the payment of all such obligations, shall be subject and subordinate in all respects to payment of the following fees and expenses: (1) the payment of unpaid fees required to be paid to the Clerk of the Court and to the U.S. Trustee pursuant to 28 U.S.C. § 1930(a); (2) fees and expenses up to $50,000 incurred by a trustee under section 726(b) of the Bankruptcy Code; (3) Allowed Professional Fees (as defined below) of the Estate Professionals (as defined below) prior to the delivery by the DIP Lenders of a Carve-Out Trigger Notice (defined below) (the amounts set forth in this clause (3) being the “Pre-Carve-Out Trigger Notice Cap”); and (4) the Allowed Professional Fees of Debtor Professionals in an aggregate amount not to exceed $2,000,000 incurred on or after the later of (A) the first business day following delivery by the DIP Lenders of the Carve-Out Trigger Notice or (B) determination of the Court that an Event of Default has occurred, after a hearing thereon (the amounts set forth in this clause (4) being the “Post-Carve-Out Trigger Notice Cap” and

28 together with the Pre Carve-Out Trigger Notice Cap and the amounts set forth in clauses (1) and (2), the “Carve-Out Cap”); (the foregoing clauses (1) through (4), collectively, the “Carve-Out”). (i) As used in this paragraph, persons or firms retained by (x) the Debtors pursuant to section 327, 328, or 363 of the Bankruptcy Code are referred to as “Debtor Professionals”), and (y) any Official Committee are referred to as “Committee Professionals” and, together with the Debtor Professionals, the “Estate Professionals”. (ii) The term “Allowed Professional Fees” means fees and expenses incurred prior to the applicable event set forth in this paragraph, to the extent allowed at any time, whether by interim order, procedural order, or otherwise, but subject to final allowance by the Court, without regard to whether such fees and expenses are provided for in any Approved Budget or were invoiced after the Carve-Out Trigger Notice Date. To the extent that professional fees and expenses of the Estate Professionals have been incurred by the Debtors or the Official Committee at any time before or on the first business day after delivery by the DIP Lenders of a Carve-Out Trigger Notice but have not yet been allowed by the Court, such professional fees and expenses of the Estate Professionals shall constitute Allowed Professional Fees benefiting from the Carve-Out upon their allowance by the Court, whether by interim or final compensation order, and the Carve-Out Account shall be funded to include such professional fees and expenses as set forth herein. (iii) A “Carve-Out Trigger Notice” means a written notice delivered by email (or other electronic means) by the DIP Lenders to the Debtors, lead bankruptcy counsel for the Debtors, counsel to the Prepetition Notes Trustee, counsel to the Prepetition Revolving ABL Agent, the U.S. Trustee, and counsel to any Committee stating that the Post-Carve-Out Trigger Notice Cap has been invoked, which notice may be delivered following the occurrence and during

29 the continued existence of an Event of Default (as defined herein) under the terms of this Interim DIP Order. (iv) “Carve-Out Trigger Notice Date” means the day on which a Carve-Out Trigger Notice is received by the Debtors. (v) “Carve-Out Account” means a separate segregated account not subject to the control of the Trustee or any of the DIP Lenders or Prepetition Secured Parties. (b) Within five (5) business days of the initial funding of the DIP Loans, the Debtors shall fund into a Carve-Out Account for Debtor Professionals in an amount equal to the total budgeted Debtor Professionals’ fees for the first two (2) weeks set forth in the Approved Budget. Thereafter, the Debtors may use such funds held in the Carve-Out Accounts to pay Debtor Professional fees as they become allowed and payable pursuant to interim or final orders of the Court; provided that the Debtors’ obligations to pay the Allowed Professional Fees of the Debtor Professionals shall not be limited or deemed limited to funds held in the Carve-Out Account. (c) On the Carve-Out Trigger Notice Date, the Carve-Out Trigger Notice shall constitute a demand to the Debtors to fund the Carve-Out Account in cash in an amount equal to the Carve-Out Cap, and immediately following receipt of a Carve-Out Trigger Notice, and prior to the payment of any Obligations, the Debtors shall be required to deposit into the Carve-Out Account cash in an amount equal to the difference between the applicable Carve-Out Cap (which shall be determined by the applicable Debtor Professionals in their reasonable discretion based on the amount of then-unpaid Allowed Professional Fees, and may include a reasonable estimate of the applicable Debtor Professionals’ then-incurred fees and expenses not yet allowed) and the balance held in the applicable Carve-Out Account as of the Carve-Out Trigger Notice Date. Notwithstanding anything to the contrary herein or in the DIP Documents, following delivery of a

30 Carve-Out Trigger Notice, the DIP Lenders shall not sweep or foreclose on cash (including cash received as a result of the sale or other disposition of any assets) of the Debtors until the Carve-Out Account has been fully funded as required herein in an amount equal to all obligations benefitting from the Carve-Out. Any payment or reimbursement made to any Debtor Professional in respect of any Allowed Professional Fees prior to the delivery of the Carve Out Trigger Notice shall not reduce the Carve-Out. (d) The amounts in the Carve-Out Account shall be available only to satisfy Allowed Professional Fees and other amounts included in the Carve-Out until such amounts are paid in full. Notwithstanding anything to the contrary herein, (i) the failure of the Carve-Out Account to satisfy in full the amount set forth in the Carve-Out shall not affect the priority of the Carve-Out and (ii) in no way shall the Carve-Out, the Carve-Out Account, or any Approved Budget be construed as a cap or limitation on the amount of the Allowed Professional Fees due and payable by the Debtors or that may be allowed by the Bankruptcy Court at any time (whether by interim order, final order, or otherwise). All funds in the Carve-Out Account shall be used first to pay all obligations benefitting from the Pre Carve-Out Trigger Notice Cap, until paid in full, and then the obligations benefitting from the Post Carve-Out Trigger Notice Cap; provided that the amount in the Carve-Out Account shall be reduced on a dollar-for-dollar basis for Allowed Professional Fees that are paid after the delivery of the Carve-Out Trigger Notice, and the Carve-Out Account shall not be replenished for such amounts so paid. (e) Payments from the Carve-Out shall be subject to any terms and conditions of the engagement agreements and appurtenant orders for the employment of each Estate Professional. The Debtors shall be permitted to pay compensation and reimbursement of expenses

31 incurred prior to the occurrence of an Event of Default or delivery of a Default Notice to the extent allowed and payable under sections 330 and 331 of the Bankruptcy Code. (f) Notwithstanding anything to the contrary herein or elsewhere, the Carve-Out shall be senior to all claims and liens, including liens securing the DIP Facility as well as any adequate protection liens and claims described herein, and the DIP Collateral shall exclude the Carve-Out Account; provided that if, after paying all amounts set forth in the definition of Carve-Out, the Carve-Out Account(s) have not been reduced to zero, all remaining funds shall be distributed (a) first, to DIP Lenders on account of the DIP Loans, unless the DIP Loans have been indefeasibly Paid in Full; (c) second, to the Prepetition Secured Notes Parties on account of the Prepetition Notes Obligations; and (d) third, to the Debtors. (g) The DIP Lenders and the Prepetition Secured Parties shall not be responsible for the direct payment or reimbursement of any fees or expenses of any Estate Professionals incurred in connection with the Chapter 11 Cases or any Successor Case under any chapter of the Bankruptcy Code, regardless of whether payment of such fees or disbursement has been allowed by the Bankruptcy Court. Nothing in this Interim DIP Order or otherwise shall be construed to obligate any of the DIP Lenders or the Prepetition Secured Parties in any way to pay compensation to or reimburse expenses of any Estate Professional, or to guarantee that the Debtors have sufficient funds to pay such compensation or expense reimbursement. 6. DIP Superpriority Claims. Pursuant to section 364(c)(1) of the Bankruptcy Code, subject to the Carve-Out, all of the DIP Obligations shall constitute allowed superpriority administrative expense claims against the DIP Loan Parties on a joint and several basis (without the need to file any proof of claim) with priority over any and all claims against the DIP Loan Parties, now existing or hereafter arising, of any kind whatsoever, including, without limitation,

32 all administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code and any and all administrative expenses or other claims arising under section 105, 326, 327, 328, 330, 331, 365, 503(b), 506(c), 507(a), 507(b), 726, 1113 or 1114 of the Bankruptcy Code (including the Adequate Protection Obligations), whether or not such expenses or claims may become secured by a judgment lien or other non-consensual lien, levy or attachment, which allowed claims (the “DIP Superpriority Claims”) shall, for purposes of section 1129(a)(9)(A) of the Bankruptcy Code, be considered administrative expenses allowed under section 503(b) of the Bankruptcy Code, and which DIP Superpriority Claims shall be payable from and have recourse to all prepetition and postpetition property of the DIP Loan Parties and all proceeds thereof, and, subject to the entry of the Final DIP Order, claims and causes of action under section 502(d), 544, 545, 547, 548, 549, 550 or 553 of the Bankruptcy Code, or any other avoidance actions under the Bankruptcy Code (collectively, “Avoidance Actions”) and any proceeds or property recovered, unencumbered or otherwise, from Avoidance Actions, whether by judgment, settlement or otherwise (“Avoidance Proceeds”)) in accordance with this Interim DIP Order and the other DIP Documents. The DIP Superpriority Claims shall be entitled to the full protection of section 364(e) of the Bankruptcy Code in the event that this Interim DIP Order or any provision hereof is vacated, reversed or modified, on appeal or otherwise. 7. DIP Liens. As security for the DIP Obligations, effective and automatically and properly perfected upon the date of this Interim DIP Order and without the necessity of the execution, recordation or filing by the DIP Loan Parties or any of the DIP Lenders of mortgages, security agreements, control agreements, pledge agreements, financing statements, intellectual property filing or other similar documents, any notation of certificates of title for titled goods or other similar documents, instruments, deeds, charges or certificates, or the possession or control

33 by the DIP Lenders of, or over, any DIP Collateral, without any further action by the DIP Lenders, the following valid, binding, continuing, enforceable and non-avoidable security interests and liens (all security interests and liens granted to the DIP Lenders, the “DIP Liens”) are hereby granted to the DIP Lenders: (a) First Priority Liens on Unencumbered Property. Pursuant to section 364(c)(2) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully perfected first-priority senior security interest (subject only to the Carve-Out) in, and lien upon, all tangible and intangible prepetition and postpetition property of the DIP Loan Parties or their estates, whether existing on the Petition Date or thereafter acquired, and the proceeds, products, rents, and profits thereof, that, on or as of the Petition Date, is not subject to (a) a valid, perfected and non-avoidable lien or (b) a valid and non-avoidable lien in existence as of the Petition Date that is perfected subsequent to the Petition Date as permitted by section 546(b) of the Bankruptcy Code (such liens described in clause (a) and (b), excluding any Prepetition Liens, including without limitation the liens held by the Prepetition Secured Parties, collectively, “Prior Liens”), including, without limitation, any and all unencumbered cash of the DIP Loan Parties (whether maintained with any of the DIP Lenders or otherwise) and any investment of cash, inventory, accounts receivable, accounts, investment property, other rights to payment whether arising before or after the Petition Date, contracts, properties, plants, fixtures, machinery, equipment, general intangibles, documents, instruments, securities, goodwill, causes of action, insurance policies and rights, claims and proceeds from insurance, commercial tort claims and claims that may constitute commercial tort claims (known and unknown), chattel paper (including electronic chattel paper and tangible chattel paper), interests in leaseholds, real properties, deposit accounts, patents, copyrights, trademarks, trade names, rights under license agreements and other intellectual property, equity interests of

34 subsidiaries, joint ventures and other entities, wherever located, and the proceeds, products, rents and profits of the foregoing, whether arising under section 552(b) of the Bankruptcy Code or otherwise (the “Unencumbered Property”), in each case, subject to entry of the Final DIP Order, Unencumbered Property shall include Avoidance Actions and the Proceeds thereof). (b) Liens Priming Certain Secured Parties’ Liens. Pursuant to section 364(d)(1) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully perfected first-priority senior priming security interest in, and lien upon, all tangible and intangible prepetition and postpetition property of the DIP Loan Parties or their estates that is Prepetition Collateral, regardless of where located (the “DIP Priming Liens”), which liens shall be (notwithstanding anything herein to the contrary): (i) senior in all respects to the Prepetition Notes Liens and the Adequate Protection Liens on DIP Collateral, (ii) subordinate to the Carve-Out, any Prepetition Permitted Liens, and the WFB Cash Collateral Lien, and (iii) not subordinate to any lien, security interest or mortgage that is avoided and preserved for the benefit of the Debtors and their estates under section 551 of the Bankruptcy Code. (c) Liens Junior to Certain Other Liens. Pursuant to section 364(c)(3) of the Bankruptcy Code, a valid, binding, continuing, enforceable, fully perfected security interest in and lien upon all tangible and intangible prepetition and postpetition property of the DIP Loan Parties or their estates (other than property described in the foregoing subparagraph (a) or (b)), which shall be (a) junior and subordinate to the Carve-Out, (b) immediately junior and subordinate to any Prior Liens, (c) senior in all respects to the Adequate Protection Liens, and (d) with respect to the WFB Cash Collateral, junior and subordinated to the lien granted by the Debtors in favor of WFB. (d) Liens Senior to Certain Other Liens. The DIP Liens shall not be subject or subordinate to or made pari passu with (ai) any lien or security interest that is avoided and

35 preserved for the benefit of the Debtors or their estates under section 551 of the Bankruptcy Code, (b) unless otherwise provided for in this Interim DIP Order or the other DIP Documents, any liens or security interests arising after the Petition Date, including, without limitation, any liens or security interests granted in favor of any federal, state, municipal or other governmental unit (including any regulatory body), commission, board or court for any liability of the DIP Loan Parties, (c) any intercompany or affiliate liens of the DIP Loan Parties or security interests of the DIP Loan Parties; or (d) any other lien or security interest under section 361, 363 or 364 of the Bankruptcy Code. 8. DIP Collateral. The term “DIP Collateral” means, subject to the Carve-Out, the WFB Cash Collateral Lien and the Prior Liens, and except as otherwise provided in this Interim DIP Order each DIP Loan Party’s right, title and interest in, to and under all the Loan Parties’ assets, including, but not limited to the following, in each case, whether owned or existing as of the Petition Date or thereafter acquired, created or arising and wherever located: all assets and property of such Loan Party and its estate, real or personal, tangible or intangible, now owned or hereafter acquired, whether arising before or after the Petition Date, including, without limitation, all contracts, contract rights, licenses, general intangibles, instruments, equipment, accounts, documents, goods, inventory, fixtures, documents, cash, cash equivalents, chattel paper, letters of credit and letter of credit rights, investment property, arbitration awards, money, insurance, receivables, receivables records, deposit accounts, collateral support, supporting obligations and instruments, fixtures, all interests in leaseholds and real properties, all patents, copyrights, trademarks, all trade names and other intellectual property (whether such intellectual property is registered in the United States or in any foreign jurisdiction), together with all books and records relating to the foregoing, all proceeds, products, accessions, rents and profits of or in respect of

36 any of the foregoing (as such terms are defined in the Uniform Commercial Code as in effect from time to time in the State of New York) and, subject to the entry of the Final DIP Order, (A) all Avoidance Actions, (B) proceeds of actions brought under section 549 of the Bankruptcy Code to recover any postpetition transfer of DIP Collateral, and (C) Avoidance Proceeds. To the maximum extent permitted by the Bankruptcy Code, any provision of any lease, loan document, easement, use agreement, proffer, covenant, license, contract, organizational document or other agreement that requires the consent or approval of one or more landlords, licensors or other parties, or requires the payment of any fees or obligations to any governmental entity, non-governmental entity or any other person or entity, in order for any Debtor to sell, assign, or otherwise transfer any interest therein (including any fee or leasehold interest), any proceeds thereof or other DIP Collateral, shall have no force or effect with respect to the granting of the DIP Liens in any such interest therein or other DIP Collateral, or in the proceeds of any assignment and/or sale thereof by any Debtor in favor of the DIP Lenders in accordance with the DIP Documents and this Interim DIP Order. 9. Protection of DIP Lenders’ and Prepetition Secured Parties’ Rights. (a) So long as there are any DIP Obligations outstanding or the DIP Lenders have any outstanding commitments under the DIP Documents, the Prepetition Secured Parties, shall: (i) have no right to and shall take no action to foreclose upon, or recover in connection with, the liens granted thereto pursuant to the Prepetition Debt Documents or this Interim DIP Order, or otherwise seek to exercise or enforce any rights or remedies against the DIP Collateral, including in connection with the Adequate Protection Liens, other than their respective rights under the Bankruptcy Code; (ii) be deemed to have consented to any transfer, disposition or sale of, or release of liens on, the DIP Collateral, not subject to a Prior Lien (but not any proceeds of such transfer, disposition or sale to the extent remaining after Payment in Full of the DIP Obligations), to the

37 extent such transfer, disposition, sale or release is authorized under the DIP Documents; (iii) not file any further financing statements, trademark filings, copyright filings, mortgages, notices of lien or similar instruments, or otherwise take any action to perfect their security interests in the DIP Collateral other than, solely as to this clause (iii), (x) the Prepetition Secured Parties filing financing statements or other documents to perfect the liens granted pursuant to this Interim DIP Order, (y) such financing statements, filings, releases, amendments, notices or other instruments as may be required or advisable and as requested by the DIP Lenders in order to effect or evidence the payoff, termination and/or release of the liens under the Prepetition Revolving ABL Documents in connection with the Prepetition ABL Paydown or (z) as may be required by applicable state law or foreign law to complete a previously commenced process of perfection or to continue the perfection of valid and non-avoidable liens or security interests existing as of the Petition Date; and (iv) deliver or cause to be delivered, at the DIP Loan Parties’ cost and expense, any termination statements, releases and/or assignments in favor of the DIP Lenders or other documents necessary to effectuate and/or evidence the release, termination and/or assignment of liens on any portion of the DIP Collateral subject to any sale or disposition permitted by this Interim DIP Order and the other DIP Documents. (b) To the extent any Prepetition Secured Party has possession of any Prepetition Collateral or DIP Collateral or has control with respect to any Prepetition Collateral or DIP Collateral, or has been noted as a secured party on any certificate of title for a titled good constituting Prepetition Collateral or DIP Collateral, then such Prepetition Secured Party shall be deemed to maintain such possession or notation or exercise such control as a gratuitous bailee and/or gratuitous agent for perfection for the benefit of the DIP Lenders, and such Prepetition Secured Party, as applicable, shall comply with the instructions of the DIP Lenders with respect to

38 such notation or the exercise of such control or possession, subject to the terms and conditions of this Interim DIP Order. (c) Except as otherwise provided in this Interim Order, any proceeds of Prepetition Collateral received by any Prepetition Secured Party, whether in connection with the exercise of any right or remedy (including setoff) relating to the Prepetition Collateral or otherwise received by a Prepetition Secured Party, shall be segregated and held in trust for the benefit of and forthwith paid over to the DIP Lenders in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The DIP Lenders are hereby authorized to make any such endorsements as agent for any such Prepetition Secured Parties. This authorization is coupled with an interest and is irrevocable. (d) Upon the occurrence and during the continuation of an Event of Default (as defined in the DIP Term Sheet) that has not been waived by the DIP Lenders and following delivery of written notice (a “Termination Notice”) (including by e-mail), on not less than five (5) business days’ notice (such five (5) business day period, the “DIP Lenders Remedies Notice Period”) to lead restructuring counsel to each of the Debtors, the Prepetition Revolving ABL Agent, the Prepetition Notes Trustee, the Official Committee (if any) and the U.S. Trustee, (the “Remedies Notice Parties”), the DIP Lenders may (and any stay otherwise applicable to the DIP Lenders, whether arising under section 105 or 362 of the Bankruptcy Code or otherwise, but subject to the terms of this Interim DIP Order (including this paragraph) is hereby modified for such purpose), without further notice to, hearing of, or order from this Court, to: (i) immediately terminate and/or revoke the Debtors’ right under this Interim DIP Order and any DIP Documents to use any Cash Collateral (subject to the Carve-Out); (ii) terminate the DIP Facility and any DIP Document as to any future liability or obligation of the DIP Lenders but without affecting any of the DIP

39 Obligations or the DIP Liens securing such DIP Obligations; (iii) declare all DIP Obligations to be immediately due and payable; and (iv) invoke the right to charge interest at the default rate under the DIP Documents. Upon delivery of such Termination Notice by the DIP Lenders, without further notice or order of this Court, the DIP Lenders’ and the Prepetition Secured Parties’ consent to use Cash Collateral (subject to the Carve-Out and related provisions) and the Debtors’ ability to incur additional DIP Obligations hereunder will, subject to the expiration of the DIP Lenders Remedies Notice Period and unless this Court orders otherwise, automatically terminate and the DIP Lenders will have no obligation to provide any DIP Loans or other financial accommodations. As soon as reasonably practicable following receipt of a Termination Notice, the Debtors shall file a copy of same on the docket. During the DIP Lenders Remedies Notice Period, the Debtors, the Official Committee (if appointed) and/or any party in interest shall be entitled to seek an emergency hearing with this Court for the purpose of contesting whether, in fact, an Event of Default has occurred and is continuing. If the Court is not available to hold such hearing during the DIP Lenders Remedies Notice Period, the DIP Lenders Remedies Notice Period shall be extended until the earlier of the hearing or the date that is seven (7) business days after delivery of the Termination Notice. (e) During the continuation of an Event of Default and following the delivery of the Termination Notice, but prior to exercising the remedies set forth in this sentence below or any other remedies (other than those set forth in paragraph 9(d)), the DIP Lenders shall be required to file a motion with the Court seeking emergency relief (the “Stay Relief Motion”) on not less than five (5) business days’ notice to the Remedies Notice Parties (which may run concurrently with the DIP Lenders Remedies Notice Period) for a further order of this Court modifying the automatic stay in the Chapter 11 Cases to permit the DIP Lenders to, subject to the Carve-Out and

40 related provisions: (i) freeze or sweep monies or balances in the Debtors’ accounts; (ii) immediately set-off any and all amounts in accounts maintained by the Debtors with the DIP Lenders against the DIP Obligations, (iii) enforce any and all rights against the DIP Collateral, including, without limitation, foreclosure on all or any portion of the DIP Collateral, occupying the Debtors’ premises, sale or disposition of the DIP Collateral; and (iv) take any other actions or exercise any other rights or remedies permitted under this Interim DIP Order, the DIP Documents or applicable law; provided that the Debtors’ rights to contest any such relief are reserved. The rights and remedies of the DIP Lenders specified herein are cumulative and not exclusive of any rights or remedies that the DIP Lenders have under the DIP Documents or otherwise. If the DIP Lenders are permitted by this Court to take any enforcement action with respect to the DIP Collateral following the hearing on the Stay Relief Motion, the Debtors shall cooperate with the DIP Lenders in their efforts to enforce their security interest in the DIP Collateral, and shall not take or direct any person or Entity to take any action designed or intended to hinder or restrict in any respect such DIP Lenders from enforcing their security interests in the DIP Collateral. Until such time that the Stay Relief Motion has been adjudicated by this Court, the Debtors may use the proceeds of the DIP Facility to the extent drawn prior to the occurrence of Event of Default or Cash Collateral to fund operations in accordance with the Approved Budget and the terms of the DIP Documents. The Debtors shall promptly cause a copy of any Stay Relief Motion to be served on any party that has filed a request for notices with this Court. (f) No rights, protections or remedies of the DIP Lenders or the Prepetition Secured Parties granted by the provisions of this Interim DIP Order or the other DIP Documents shall be limited, modified or impaired in any way by: (i) any actual or purported withdrawal of the consent of any party to the Debtors’ authority to continue to use Cash Collateral; (ii) any actual or

41 purported termination of the Debtors’ authority to continue to use Cash Collateral; or (iii) the terms of any other order or stipulation related to the Debtors’ continued use of Cash Collateral or the provision of adequate protection to any party. 10. Limitation on Charging Expenses Against Collateral. Except to the extent of the Carve-Out, no costs or expenses of administration of the Chapter 11 Cases or any Successor Cases or any future proceeding that may result therefrom, including liquidation in bankruptcy or other proceedings under the Bankruptcy Code, shall be charged against or recovered from the DIP Collateral (including Cash Collateral) or Prepetition Collateral pursuant to section 506(c) of the Bankruptcy Code or any similar principle of law, without the prior written consent of the DIP Lenders, and the Prepetition Secured Parties (as applicable) and no consent shall be implied from any other action, inaction or acquiescence by the DIP Lenders or the Prepetition Secured Parties, and nothing contained in this Interim DIP Order shall be deemed to be a consent by the DIP Lenders or the Prepetition Secured Parties to any charge, lien, assessment or claims against the DIP Collateral under section 506(c) of the Bankruptcy Code or otherwise; provided that the foregoing waiver shall be without prejudice to any provisions of the Final DIP Order with respect to costs or expenses incurred following entry of such Final DIP Order. 11. No Marshaling. In no event shall any of the DIP Lenders or the Prepetition Secured Parties be subject to the equitable doctrine of “marshaling” or any similar doctrine with respect to the DIP Collateral, the DIP Obligations, the Prepetition Secured Debt, or the Prepetition Collateral. Further, in no event shall the “equities of the case” exception in section 552(b) of the Bankruptcy Code apply to any of the Prepetition Secured Parties with respect to proceeds, products, offspring or profits of any Prepetition Collateral; provided that the foregoing waivers shall be without prejudice to any provisions of the Final DIP Order.

42 12. Payments Free and Clear. Any and all payments or proceeds remitted to the DIP Lenders or the Prepetition Secured Parties pursuant to the provisions of this Interim DIP Order, the other DIP Documents or any subsequent order of the Court shall be irrevocable, received free and clear of any claim, charge, assessment or other liability, including without limitation, any such claim or charge arising out of or based on, directly or indirectly, section 506(c) or 552(b) of the Bankruptcy Code, whether asserted or assessed by through or on behalf of the Debtors. 13. Use of Cash Collateral. The Debtors are hereby authorized, subject to the terms and conditions of this Interim DIP Order, to use all Cash Collateral in accordance with the DIP Documents and Approved Budget (subject to Permitted Variances); provided that (a) the Prepetition Secured Parties are granted the Adequate Protection as hereinafter set forth and (b) except on the terms and conditions of this Interim DIP Order, the Debtors shall be enjoined and prohibited from at any times using the Cash Collateral absent further order of the Court. 14. Disposition of DIP Collateral. The DIP Loan Parties shall not sell, transfer, lease, encumber or otherwise dispose of any portion of the DIP Collateral, except as otherwise permitted by the DIP Documents. 15. Adequate Protection of Prepetition Secured Notes Parties. The Prepetition Secured Notes Parties are entitled, pursuant to sections 361, 362, 363(e), 364(d)(1) and 507 of the Bankruptcy Code, to adequate protection of their respective interests in the Prepetition Collateral (including Cash Collateral) for the aggregate diminution in the value of their respective interests in the Prepetition Collateral (including Cash Collateral) from and after the Petition Date for any reason provided for under the Bankruptcy Code, including, without limitation, any such diminution resulting from the sale, lease or use by the Debtors of the Prepetition Collateral, the priming of the Prepetition Notes Liens by the DIP Liens pursuant to this Interim DIP Order and the other DIP

43 Documents, the payment of any amounts under the Carve-Out or pursuant to this Interim DIP Order, the Final DIP Order or any other order of the Court or provision of the Bankruptcy Code or otherwise, and the imposition of the automatic stay (the “Prepetition Indenture Adequate Protection Claims”). In consideration of the foregoing, the Prepetition Notes Trustee, for the benefit of the Prepetition Secured Notes Parties, is hereby granted the following as Adequate Protection on account of their Prepetition Indenture Adequate Protection Claims, and as an inducement to the Prepetition Secured Notes Parties to consent to the priming of the Prepetition Notes Liens and use of the Prepetition Collateral (including Cash Collateral) (collectively, the “Prepetition Indenture Adequate Protection Obligations”): (a) Prepetition Indenture Adequate Protection Liens. The Prepetition Notes Trustee, for itself and for the benefit of the Prepetition Secured Notes Parties, is hereby granted (effective and perfected upon the date of this Interim DIP Order and without the necessity of the execution of any mortgages, security agreements, pledge agreements, financing statements or other agreements) on account of its Prepetition Indenture Adequate Protection Claims, a valid, perfected replacement security interest in and lien upon all of the DIP Collateral (including, subject to entry of the Final DIP Order, Avoidance Actions and Avoidance Proceeds) (the “Prepetition Indenture Adequate Protection Liens”), senior to all other liens but subject and subordinate only to (i) Prior Liens, (ii) the Carve-Out, and (iii) the DIP Liens. (b) Prepetition Secured Notes Parties’ Section 507(b) Claim. The Prepetition Notes Trustee, for itself and for the benefit of the Prepetition Secured Notes Parties, is hereby granted, subject to the Carve-Out, an allowed superpriority administrative expense claim in each of the Chapter 11 Cases on account of the Prepetition Indenture Adequate Protection Claims as provided for in section 507(b) of the Bankruptcy Code (the “507(b) Claims”), which 507(b) Claims

44 shall be payable from and have recourse to all DIP Collateral and all proceeds thereof (including, without limitation, subject to entry of the Final DIP Order, the Avoidance Actions and Avoidance Proceeds). The 507(b) Claims shall be subject and subordinate only to (i) the Carve-Out and (ii) the DIP Superpriority Claims. (c) Prepetition Secured Notes Parties Adequate Protection Fees and Expenses. As further adequate protection, subject to the Carve-Out as set forth in this Interim DIP Order, the DIP Loan Parties shall provide current cash payments of all reasonable and documented prepetition and postpetition fees and expenses of (i) the Prepetition Notes Trustee, including, but not limited to, the reasonable and documented fees and out-of-pocket expenses of Shipman & Goodwin LLP and special and local counsel (in each applicable jurisdiction) to the Prepetition Notes Trustee, and (ii) the Prepetition Noteholders, including, but not limited to, the reasonable and documented fees and out-of-pocket expenses of Latham & Watkins LLP, Hunton Andrews Kurth, LLP and each other special, conflicts or local counsel (in each applicable jurisdiction) and other advisors to the Prepetition Noteholders (such fees and expenses described in the foregoing clauses (i) and (ii), collectively, the “Prepetition Indenture Adequate Protection Fees and Expenses”), subject to the review procedures set forth in paragraph 21 of this Interim DIP Order; and (d) Prepetition Indenture Adequate Protection Information Rights. The Debtors shall provide to the Prepetition Notes Trustee at the same time as such reporting is provided to the DIP Lenders all reporting required to be provided to the DIP Lenders under the DIP Documents. The Debtors shall provide the Prepetition Notes Trustee with all other reporting required under the Prepetition Indenture when due in accordance with its terms. 16. Adequate Protection of Prepetition Revolving ABL Parties. The Prepetition Revolving ABL Parties are entitled, pursuant to sections 361, 362, 363(e), and 507 of the

45 Bankruptcy Code, to adequate protection of their respective interests in the Prepetition Collateral (including Cash Collateral), to the extent of any obligations that arise and accrue under the Prepetition Revolving ABL Credit Agreement after the Revolving ABL Paydown, for the aggregate diminution in the value of their respective interests in the Prepetition Collateral (including Cash Collateral) from and after the Petition Date for any reason provided for under the Bankruptcy Code, including, without limitation, any such diminution resulting from the sale, lease or use by the Debtors of the Prepetition Collateral, or otherwise, and the imposition of the automatic stay (the “Prepetition Revolving ABL Adequate Protection Claims,” together with the Prepetition Indenture Adequate Protection Claims, collectively, the “Adequate Protection Claims”). In consideration of the foregoing, the Prepetition Revolving ABL Agent, for the benefit of the Prepetition Revolving ABL Secured Parties, is hereby granted the following as the Prepetition Revolving ABL Adequate Protection on account of their Adequate Protection Claims, and as an inducement to the Prepetition Revolving ABL Parties to consent to the use of the Prepetition Collateral (including Cash Collateral) (the “Prepetition Revolving ABL Adequate Protection Obligations,” together with Prepetition Indenture Adequate Protection Obligations, collectively, the “Adequate Protection Obligations”): (a) Prepetition Revolving ABL Adequate Protection Liens. The Prepetition Revolving ABL Agent, for itself and for the benefit of the Prepetition Revolving ABL Secured Parties, is hereby granted (effective and perfected upon the date of this Interim DIP Order and without the necessity of the execution of any mortgages, security agreements, pledge agreements, financing statements or other agreements) on account of its Prepetition Revolving ABL Adequate Protection Claims, a valid, perfected replacement security interest in and lien upon all of the DIP Collateral (including, subject to entry of the Final DIP Order, Avoidance Actions and Avoidance

46 Proceeds) (the “Prepetition Revolving Adequate Protection Liens,” together with Prepetition Indenture Adequate Protection Liens, collectively, the “Adequate Protection Liens”), senior to all other liens but subject and subordinate only to (i) Prior Liens, (ii) the Carve-Out, (iii) the DIP Liens, and (iv) the Prepetition Indenture Adequate Protection Liens and the Prepetition Notes Liens with respect to Note Priority Collateral subject to the terms, conditions and priorities of the Intercreditor Agreement; (b) Prepetition Revolving ABL Secured Parties’ Section 507(b) Claim. The Prepetition Revolving ABL Agent, for itself and for the benefit of the Prepetition Revolving ABL Secured Parties, is hereby granted, an allowed superpriority administrative expense claim in each of the Chapter 11 Cases on account of the Prepetition Revolving ABL Adequate Protection Claims as provided for in section 507(b) of the Bankruptcy Code (the “Prepetition Revolving ABL 507(b) Claims”), which Prepetition Revolving ABL 507(b) Claims shall be payable from and have recourse to all DIP Collateral and all proceeds thereof (including, without limitation, subject to entry of the Final DIP Order, the Avoidance Actions and Avoidance Proceeds), subject and subordinate only to (i) Prior Liens, (ii) the Carve-Out, (iii) the DIP Liens, and (iv) the Prepetition Indenture Adequate Protection Liens and the Prepetition Notes Liens with respect to Note Priority Collateral subject to the terms, conditions and priorities of the Intercreditor Agreement; (c) Prepetition Revolving ABL Secured Parties Adequate Protection Fees and Expenses. As further adequate protection, the DIP Loan Parties shall provide current cash payments of all reasonable and documented prepetition and postpetition fees and expenses of (i) the Prepetition Revolving ABL Agent, including, but not limited to, the reasonable and documented fees and out-of-pocket expenses of Otterbourg, PC and Bracewell LLP (in each applicable jurisdiction) (such fees and expenses, collectively, the “Prepetition Revolving ABL

47 Adequate Protection Fees and Expenses,” together with Prepetition Indenture Adequate Protection Fees and Expenses, collectively, the “Adequate Protection Fees and Expenses”), subject to the review procedures set forth in paragraph 21 of this Interim DIP Order; and (d) Prepetition Revolving ABL Adequate Protection Information Rights. The Debtors shall provide to the Prepetition Revolving ABL Agent at the same time as such reporting is provided to the DIP Lenders all reporting required to be provided to the DIP Lenders under the DIP Documents. The Debtors shall continue to provide the Prepetition Revolving ABL Revolving Agent with all other reporting required under the Prepetition Revolving ABL Credit Agreement, including without limitation, the Borrowing Base Certificate and supporting documentation when due in accordance with its terms. 17. Maintenance of Collateral. The DIP Loan Parties shall continue to maintain and insure the Prepetition Collateral and DIP Collateral in amounts, for the risks, and by the entities required under the Prepetition Debt Documents and the DIP Documents. 18. Reservation of Rights of Prepetition Secured Parties. Under the circumstances and given that the above-described adequate protection is consistent with the Bankruptcy Code, including section 506(b) thereof, the Court finds that the adequate protection provided herein is reasonable and sufficient to protect the interests of the Prepetition Secured Parties; provided that any of the Prepetition Secured Parties (subject to any applicable contractual limitations on such rights) may request further or different adequate protection and the DIP Loan Parties or any other party in interest may contest any such request. 19. Perfection of DIP Liens and Adequate Protection Liens. (a) This Interim DIP Order shall be sufficient and conclusive evidence of the attachment, validity, perfection, and priority of all liens and security interests granted hereunder

48 and under the DIP Documents, including, without limitation, the DIP Liens, without the necessity of the execution, recordation or filing of any pledge, collateral or security agreements, mortgages, deeds of trust, lockbox or control agreements, financing statements, notations of certificates of title for titled goods, or any other document or instrument, or the taking of any other action (including, without limitation, entering into any deposit account control agreement or other act to take possession or control of any DIP Collateral), to attach, validate, perfect or prioritize such liens and security interests, or to entitle the DIP Lenders to the priorities granted herein (other than, to the extent applicable, any such filings required under applicable non-U.S. law to attach, validate, perfect or prioritize such liens). (b) Without in any way limiting the automatically effective perfection of the liens and security interests granted under this Interim DIP Order and the DIP Documents, the DIP Lenders are hereby authorized, but not required, in its sole discretion, to execute, file and record (and to execute in the name of the DIP Loan Parties, as their true and lawful attorneys, with full power of submission, to the maximum extent permitted under applicable law) financing statements, trademark filings, copyright filings, mortgages, notices of lien or similar instruments in any jurisdiction or take possession or control over cash or securities (consistent with the terms of the Interim DIP Order), or to amend or modify security documents, or to subordinate existing liens and any other similar action or action in connection therewith, or take any other action in order to validate, perfect, preserve and enforce the liens and security interests granted to it hereunder or under the DIP Documents or to otherwise evidence such liens and security interests in all DIP Collateral (each, a “Perfection Action”); provided, however, whether or not the DIP Lenders determine, in their sole discretion, to take any Perfection Action with respect to any liens or security interests granted hereunder, such liens and security interests shall nonetheless be deemed

49 valid, perfected, allowed, enforceable, non-avoidable as of the entry of this Interim DIP Order. Upon the request of the DIP Lenders, the DIP Loan Parties, without any further consent of any party, are authorized and directed to take, execute, deliver and file such instruments (in each case, without representation or warranty of any kind) to enable the DIP Lenders to further validate, perfect, preserve and enforce the DIP Liens. All such documents will be deemed to have been recorded and filed as of the Petition Date. (c) A certified copy of this Interim DIP Order may, as the DIP Lenders may determine in their discretion, be filed with or recorded in filing or recording offices in addition to or in lieu of any financing statements, trademark filings, copyright filings, mortgages, notices of lien or similar instruments, and all filing offices are hereby authorized and directed to accept such certified copy of this Interim DIP Order for filing and/or recording, as applicable. The automatic stay of section 362(a) of the Bankruptcy Code shall be modified to the extent necessary to permit the DIP Lenders and DIP Loan Parties to take all actions, as applicable, referenced in this paragraph. 20. Preservation of Rights Granted Under this Interim DIP Order. (a) Other than the Carve-Out and other claims and liens expressly granted or permitted by this Interim DIP Order, no claim or lien having a priority senior to or pari passu with those granted by this Interim DIP Order to the DIP Lenders or the Prepetition Secured Parties shall be permitted while any of the DIP Obligations or the Adequate Protection Obligations remain outstanding, and, except as otherwise expressly provided in or permitted under this Interim DIP Order, the DIP Liens, the WFB Cash Collateral Lien, and the Adequate Protection Liens shall not be subject or subordinated to or made pari passu with (i) any lien or security interest that is avoided and preserved for the benefit of the Debtors’ estates under section 551 of the Bankruptcy Code;

50 (ii) any other lien or security interest, whether under section 361, 363 or 364 of the Bankruptcy Code or otherwise; (iii) any liens arising after the Petition Date, including, without limitation, any liens or security interests granted in favor of any federal, state, municipal or other domestic or foreign governmental unit (including any regulatory body), commission, board or court for any liability of the DIP Loan Parties; or (iv) any intercompany or affiliate liens or security interests of the DIP Loan Parties. (b) The occurrence and continuance of any Event of Default (as defined in the DIP Term Sheet) shall, after notice by the DIP Lenders in writing to the Borrower, counsel to the Borrower, the U.S. Trustee, counsel to the Prepetition Notes Trustee, counsel to Prepetition Revolving ABL Agent, and lead counsel to the Official Committee (if any) constitute an event of default under this Interim DIP Order (each, an “Event of Default”) and, upon such notice of any such Event of Default, interest, including, where applicable, default interest, shall accrue and be paid as set forth in the DIP Term Sheet. Notwithstanding any order that may be entered dismissing any of the Chapter 11 Cases under section 1112 of the Bankruptcy Code or converting these Chapter 11 Cases to cases under chapter 7: (i) the DIP Superpriority Claims, the DIP Liens, the WFB Cash Collateral Lien, the Adequate Protection Claims, the Adequate Protection Liens and the other Adequate Protection Obligations, and any claims related to the foregoing shall continue in full force and effect and shall maintain their priorities as provided in this Interim DIP Order until all DIP Obligations, Cash Management Obligations, and Adequate Protection Obligations shall have been Paid in Full (and such DIP Superpriority Claims, DIP Liens, WFB Cash Collateral Lien, Adequate Protection Claims, Adequate Protection Liens and other Adequate Protection Obligations shall, notwithstanding such dismissal or conversion, remain binding on all parties in interest); (ii) the other rights granted by this Interim DIP Order, including with respect to the

51 Carve-Out, shall not be affected; and (iii) this Court shall retain jurisdiction, notwithstanding such dismissal, for the purposes of enforcing the claims, liens and security interests referred to in this paragraph and otherwise in this Interim DIP Order. (c) If any or all of the provisions of this Interim DIP Order are hereafter reversed, modified, vacated or stayed, such reversal, modification, vacatur or stay shall not affect: (i) the validity, priority or enforceability of any DIP Obligations, Cash Management Obligations, or Adequate Protection Obligations incurred prior to the DIP Lenders’, the Prepetition Notes Trustee’s, or the Prepetition Revolving ABL Agent’s, as applicable, actual receipt of written notice of the effective date of such reversal, modification, vacatur or stay; or (ii) the validity, priority or enforceability of the DIP Liens or the Adequate Protection Liens. Notwithstanding any such reversal, modification, vacatur or stay of any use of Cash Collateral, any DIP Obligations, DIP Liens, Adequate Protection Claims, Adequate Protection Liens or other Adequate Protection Obligations incurred by the DIP Loan Parties and granted to the DIP Lenders or the Prepetition Secured Parties, as the case may be, prior to the DIP Lenders’, the Prepetition Notes Trustee’s, or the Prepetition Revolving ABL Agent’s as applicable, actual receipt of written notice of the effective date of such reversal, modification, vacatur or stay shall be governed in all respects by the original provisions of this Interim DIP Order, and the DIP Lenders and the Prepetition Secured Parties shall be entitled to, and are hereby granted, all the rights, remedies, privileges and benefits arising under sections 364(e) and 363(m) of the Bankruptcy Code, this Interim DIP Order and the other DIP Documents with respect to all uses of Cash Collateral, DIP Obligations and Adequate Protection Obligations. (d) Except as expressly provided in this Interim DIP Order or in the other DIP Documents, the DIP Liens, the WFB Cash Collateral Lien, the DIP Superpriority Claims, the

52 Adequate Protection Claims, the Adequate Protection Liens, the other Adequate Protection Obligations and all other rights and remedies of the DIP Lenders and the other Prepetition Secured Parties granted by the provisions of this Interim DIP Order and the other DIP Documents shall survive, and shall not be modified, impaired or discharged by: (i) the entry of an order converting any of the Chapter 11 Cases to a case under chapter 7 of the Bankruptcy Code, dismissing any of the Chapter 11 Cases or terminating the joint administration of these Chapter 11 Cases or by any other act or omission; (ii) the entry of an order approving the sale of any DIP Collateral pursuant to section 363(b) of the Bankruptcy Code (except to the extent permitted by the DIP Documents); or (iii) the entry of an order confirming a chapter 11 plan in any of the Chapter 11 Cases and, pursuant to section 1141(d)(4) of the Bankruptcy Code, the DIP Loan Parties have waived any discharge as to any remaining DIP Obligations or Adequate Protection Obligations. The terms and provisions of this Interim DIP Order and the other DIP Documents shall continue in these Chapter 11 Cases (including if these Chapter 11 Cases cease to be jointly administered) and in any Successor Cases, and the DIP Liens, the DIP Superpriority Claims, the Adequate Protection Claims, the Adequate Protection Liens, the other Adequate Protection Obligations and all other rights and remedies of the DIP Lenders and the Prepetition Secured Parties granted by the provisions of this Interim DIP Order and the other DIP Documents shall continue in full force and effect until the DIP Obligations and the Adequate Protection Obligations are Paid in Full, as set forth herein and in the other DIP Documents, and the commitments under the DIP Facility have been terminated (and, in the case of rights and remedies of the Prepetition Secured Parties, shall remain in full force and effect thereafter, subject to the terms of this Interim DIP Order). 21. Payment of Fees and Expenses. The DIP Loan Parties are authorized to and shall pay the Adequate Protection Fees and Expenses. Subject to the review procedures set forth in this

53 paragraph 21, payment of all Adequate Protection Fees and Expenses shall not be subject to allowance or review by the Court or subject to the U.S. Trustee’s fee guidelines, and no attorney or advisor to the DIP Lenders shall be required to file an application seeking compensation for services or reimbursement of expenses with the Court; provided, however, that any time such professionals seek payment of fees and expenses from the Debtors from and after entry of the this Interim DIP Order, but prior to the effective date of any confirmed chapter 11 plan, each such professional shall provide summary copies of its invoices for professional fees and expenses (which shall not be required to contain time entries and which may be redacted or modified to the extent necessary to delete any information subject to the attorney-client privilege, any information constituting attorney work product, or any other confidential information, and the provision of their invoices shall not constitute any waiver of the attorney-client privilege or of any benefits of the attorney work product doctrine) to lead restructuring counsel to the Debtors, the U.S. Trustee, counsel to the DIP Lenders, and lead restructuring counsel to the Official Committee )if any) (collectively, the “Review Parties”); provided, however, that the U.S. Trustee reserves its rights to reasonably request additional detail regarding the services rendered and expenses incurred by such professionals. Any objections raised by any Review Party with respect to such invoices must be in writing and state with particularity the grounds therefor and must be submitted to the affected professional within ten (10) calendar days after delivery of such invoices to the Review Parties (such ten (10) day calendar period, the “Review Period”). If no written objection is received prior to the expiration of the Review Period from the Review Parties, the Debtors shall pay such invoices within five (5) business days following the expiration of the Review Period. If an objection to a professional’s invoice is received within the Review Period, the DIP Loan Parties shall pay within five (5) business days the undisputed amount of the invoice without the necessity of filing formal

54 fee applications, regardless of whether such amounts arose or were incurred before or after the Petition Date, and this Court shall have jurisdiction to determine the disputed portion of such invoice if the parties are unable to resolve the dispute consensually. Notwithstanding the foregoing, the Debtors are authorized and directed to pay upon entry of this Interim DIP Order any DIP Fees and Expenses and Adequate Protection Fees and Expenses incurred on or prior to such date without the need for any professional to first deliver a copy of its invoice or other supporting documentation to the Review Parties (other than the Debtors). No attorney or advisor to any DIP Lender or any Prepetition Secured Party shall be required to file an application seeking compensation for services or reimbursement of expenses with the Court. Any and all fees, costs, and expenses paid prior to the Petition Date by any of the Debtors to or for the benefit of the DIP Lenders, the Prepetition Notes Trustee, or the Prepetition Revolving ABL Agent, in connection with or with respect to the DIP Facility or these Chapter 11 Cases, are hereby approved in full and shall not be subject to recharacterization, avoidance, subordination, disgorgement or any similar form of recovery by the Debtors or any other person. For the avoidance of doubt, the reasonable and documented fees and expenses of the Prepetition Revolving ABL Agent payable under the Prepetition Revolving ABL Credit Agreement shall be paid in connection with the Prepetition ABL Paydown and shall not be subject to this paragraph 21. 22. Effect of Stipulations on Third Parties. The Debtors’ stipulations, admissions, agreements and releases contained in this Interim DIP Order shall be binding upon the Debtors in all circumstances and for all purposes. The Debtors’ stipulations, admissions, agreements and releases contained in this Interim DIP Order shall be binding upon all other parties in interest, including, without limitation, any statutory or non-statutory committees appointed or formed in the Chapter 11 Cases and any other person or Entity acting or seeking to act on behalf of the

55 Debtors’ estates including any chapter 7 or chapter 11 trustee or examiner appointed or elected for any of the Debtors, in all circumstances and for all purposes unless: except as otherwise provided under any confirmation order or confirmed chapter 11 plan in these Chapter 11 Cases, (a) such committee or any other party in interest with requisite standing (subject in all respects to any agreement or applicable law that may limit or affect such Entity’s right or ability to do so) has timely filed an adversary proceeding or contested matter (subject to the limitations contained herein, including, inter alia, in this paragraph) on or before the earlier of (a) two (2) Business Days prior to any scheduled Confirmation hearing and (b) the later of (i) (A) as to the Official Committee only, sixty (60) calendar days after the formation of the Official Committee, (B) if the Chapter 11 Cases are converted to chapter 7 and a chapter 7 trustee or a chapter 11 trustee is appointed or elected prior to the end of the Challenge Period, then the Challenge Period for any such chapter 7 trustee or chapter 11 trustee shall be extended (solely as to such chapter 7 trustee and chapter 11 trustee) to the date that is the later of (I) seventy-five (75) calendar days after entry of this Interim DIP Order, and (II) thirty (30) calendar days after its appointment, and (C) as to all other parties in interest, seventy-five (75) calendar days after entry of this Interim DIP Order; and (ii) any such later date as (A) has been agreed to by (I) the DIP Lenders (in all instances), (II) the Prepetition Revolving ABL Agent with respect to the Prepetition Revolving ABL Secured Parties, the Prepetition Revolving ABL Debt or the Prepetition Revolving ABL Liens and (III) the Prepetition Notes Trustee (acting at the direction of Prepetition Noteholders) with respect to the Prepetition Secured Notes Parties, the Prepetition Indenture Debt or the Prepetition Notes Liens, or (B) has been ordered by this Court for cause upon a motion filed and served within any applicable period (the time period established by the foregoing clauses (i)-(ii), the “Challenge Period”), (x) objecting to or challenging the amount, validity, perfection, enforceability, priority or extent of the

56 Prepetition Secured Debt or the Prepetition Liens, or (y) otherwise asserting or prosecuting any action for preferences, fraudulent transfers or conveyances, other avoidance power claims or any other claims, counterclaims or causes of action, objections, contests or defenses (collectively, the “Challenges”) against the Prepetition Secured Parties or their respective subsidiaries, affiliates, officers, directors, managers, principals, employees, agents, financial advisors, attorneys, accountants, investment bankers, consultants, representatives and other professionals and the respective successors and assigns thereof, in each case in their respective capacity as such (each, a “Representative” and, collectively, the “Representatives”) in connection with matters related to the Prepetition Debt Documents, the Prepetition Secured Debt, the Prepetition Liens or the Prepetition Collateral; and (b) there is a final non-appealable order in favor of the plaintiff sustaining any such Challenge in any such timely filed adversary proceeding or contested matter; provided, however, that any pleadings filed in connection with any Challenge shall set forth with specificity the basis for such challenge or claim, and any challenges or claims not so specified prior to the expiration of the Challenge Period shall be deemed forever, waived, released and barred. If no such Challenge is timely and properly filed during the Challenge Period or the Court does not rule in favor of the plaintiff in any such proceeding then: (1) the Debtors’ stipulations, admissions, agreements and releases contained in this Interim DIP Order shall be binding on all parties in interest; (2) the obligations of the DIP Loan Parties under the Prepetition Debt Documents, including the Prepetition Secured Debt, shall constitute allowed claims not subject to defense avoidance, reduction, setoff, recoupment, recharacterization, subordination (whether equitable, contractual, or otherwise, except under the Prepetition Intercreditor Agreement), disallowance, impairment, claim, counterclaim, cross-claim, or any other challenge under the Bankruptcy Code or any applicable law or regulation by any person or Entity for all purposes in

57 the Chapter 11 Cases, and any subsequent chapter 7 case(s); (3) the Prepetition Liens on the Prepetition Collateral shall be deemed to have been, as of the Petition Date, legal, valid, binding and perfected security interests and liens, not subject to defense, avoidance, reduction, setoff, recoupment, recharacterization, subordination (whether equitable, contractual (other than pursuant to the Prepetition Intercreditor Agreement), or otherwise), disallowance, impairment, claim, counterclaim, cross-claim, or any other challenge under the Bankruptcy Code or any applicable law or regulation by any person or Entity, including any statutory or non-statutory committees appointed or formed in the Chapter 11 Cases or any other party in interest acting or seeking to act on behalf of the Debtors’ estates, including, without limitation, any successor thereto (including, without limitation, any chapter 7 trustee or chapter 11 trustee or examiner appointed or elected for any of the Debtors) and any defense, avoidance, reduction, setoff, recoupment, recharacterization, subordination (whether equitable, contractual, or otherwise), disallowance, impairment, claim, counterclaim, cross-claim, or any other challenge under the Bankruptcy Code or any applicable law or regulation by any statutory or non-statutory committees appointed or formed in the Chapter 11 Cases or any other party acting or seeking to act on behalf of the Debtors’ estates, including, without limitation, any successor thereto (including, without limitation, any chapter 7 trustee or chapter 11 trustee or examiner appointed or elected for any of the Debtors), whether arising under the Bankruptcy Code or otherwise, against any of the Prepetition Secured Parties or their Representatives arising out of or relating to any of the Prepetition Debt Documents, the Prepetition Secured Debt, the Prepetition Liens or the Prepetition Collateral shall be deemed forever waived, released and barred. If any such Challenge is timely filed during the Challenge Period, the stipulations, admissions, agreements and releases contained in this Interim DIP Order shall nonetheless remain binding and preclusive (as provided in the second sentence of this paragraph)

58 on each other statutory or nonstatutory committee appointed or formed in the Chapter 11 Cases and on any other person or Entity, except (solely with respect to the party filing the Challenge) to the extent that such stipulations, admissions, agreements and releases were expressly and successfully challenged in such Challenge as set forth in a final, non-appealable order of a court of competent jurisdiction. Nothing in this Interim DIP Order vests or confers on any Entity (as defined in the Bankruptcy Code), including any statutory or non-statutory committees appointed or formed in these Chapter 11 Cases, standing or authority to pursue any claim or cause of action belonging to the Debtors or their estates, including, without limitation, Challenges with respect to the Prepetition Debt Documents, the Prepetition Secured Debt or the Prepetition Liens, and any ruling on standing (including any appeals thereof) shall not stay or otherwise delay the Chapter 11 Cases or confirmation of any plan of reorganization. 23. Limitation on Use of DIP Financing Proceeds and Collateral. Notwithstanding any other provision of this Interim DIP Order or any other order entered by this Court, no portion or proceeds of any DIP Loans, DIP Collateral, Prepetition Collateral (including Cash Collateral) or the Carve-Out, may be used directly or indirectly, including without limitation through reimbursement of professional fees of any non-Debtor party, in connection with (a) the investigation, threatened initiation or prosecution of any claims, causes of action, adversary proceedings or other litigation (i) against any of the DIP Lenders or the Prepetition Secured Parties, or their respective predecessors-in-interest or Representatives, in each case in their respective capacities as such, or any action purporting to do the foregoing in respect of the DIP Obligations, DIP Liens, DIP Superpriority Claims, Prepetition Secured Debt, Prepetition Liens, and/or the Adequate Protection Claims, Adequate Protection Liens and other Adequate Protection Obligations granted to the Prepetition Secured Parties, as applicable, or (ii) challenging the amount,

59 validity, perfection, priority or enforceability of or asserting any defense, counterclaim or offset with respect to the DIP Obligations, the Prepetition Secured Debt and/or the liens, claims, rights, or security interests granted under this Interim DIP Order, the Final DIP Order, the other DIP Documents or the Prepetition Debt Documents in respect of the DIP Obligations or the Prepetition Secured Debt, including, in the case of each (i) and (ii), without limitation, for lender liability or pursuant to section 105, 510, 544, 547, 548, 549, 550 or 552 of the Bankruptcy Code, applicable non-bankruptcy law or otherwise (provided that, notwithstanding anything to the contrary herein, the proceeds of the DIP Loans and/or DIP Collateral (including Cash Collateral) may be used by the Official Committee to investigate but not to prosecute (x) the claims and liens of the Prepetition Secured Parties and (y) potential claims, counterclaims, causes of action or defenses against the Prepetition Secured Parties, up to an aggregate cap of no more than $25,000); (b) attempts to prevent, hinder, or otherwise delay or interfere with the Prepetition Secured Parties’ or the DIP Secured Parties’, as applicable, enforcement or realization on the Prepetition Secured Debt, Prepetition Collateral, DIP Obligations, DIP Collateral, and the liens, claims and rights granted to such parties under the Interim DIP Order or Final DIP Order, as applicable, each in accordance with this Interim DIP Order, the other DIP Documents and the Prepetition Debt Documents; (c) attempts to seek to modify any of the rights and remedies granted to the Prepetition Secured Parties or the DIP Lenders under this Interim DIP Order, the other DIP Documents or the Prepetition Debt Documents, as applicable, other than in accordance with this Interim DIP Order; (d) to apply to this Court for authority to approve superpriority claims or grant liens (other than the liens and claims granted hereunder or permitted pursuant to the other DIP Documents) or security interests in the DIP Collateral or any portion thereof that are senior to, or on parity with, the DIP Liens, the DIP Superpriority Claims, the Adequate Protection Claims, the Adequate

60 Protection Liens or the other Adequate Protection Obligations; or (e) to pay or to seek to pay any amount on account of any claims arising prior to the Petition Date unless such payments are agreed to in writing by the DIP Lenders or are expressly permitted under this Interim DIP Order or under the other DIP Documents (including the Approved Budget, subject to Permitted Variances), or unless all DIP Obligations, Prepetition Secured Debt, Adequate Protection Obligations, and claims granted to the DIP Lenders and Prepetition Secured Parties under this Interim DIP Order have been refinanced or Paid In Full (including the cash collateralization of any letters of credit). 24. Indemnification. The Prepetition Secured Parties and the DIP Lenders have acted in good faith and without negligence, misconduct, or violation of public policy or law, in respect of all actions taken by them in connection with or related in any way to negotiating, implementing, documenting, or obtaining requisite approvals of the DIP Financing and the use of Cash Collateral, including in respect of the granting of the DIP Liens and the Adequate Protection Liens, any challenges or objections to the DIP Financing or the use of Cash Collateral, the DIP Documents, and all other documents related to and all transactions contemplated by the foregoing. Accordingly, without limitation to any other right to indemnification, the Prepetition Secured Parties and the DIP Lenders shall be and hereby are indemnified (as applicable) as provided in the Prepetition Debt Documents and the DIP Documents, as applicable. The Debtors agree that no exception or defense in contract, law, or equity exists as of the date of this Interim DIP Order to any obligation set forth, as the case may be, in this paragraph 24 or otherwise in the DIP Documents, or in the Prepetition Debt Documents to indemnify and/or hold harmless any DIP Lender or any Prepetition Secured Party, as the case may be, and any such defenses are hereby waived. 25. Interim DIP Order Governs. In the event of any inconsistency between the provisions of this Interim DIP Order, the other DIP Documents (including, but not limited to, with

61 respect to the Adequate Protection Obligations) or the Prepetition Debt Documents, the provisions of this Interim DIP Order shall govern. Notwithstanding the relief granted in any other order by this Court, (a) all payments and actions by any of the Debtors pursuant to the authority granted therein shall be subject to this Interim DIP Order, including compliance with the Approved Budget (subject to Permitted Variances) and all other terms and conditions hereof, and (b) to the extent there is any inconsistency between the terms of such other order and this Interim DIP Order, this Interim DIP Order shall control, in each case, except to the extent expressly provided otherwise in such other order. 26. Binding Effect; Successors and Assigns. The DIP Documents, including the provisions of this Interim DIP Order, including all findings herein, shall be binding upon all parties in interest in these Chapter 11 Cases, including, without limitation, the DIP Lenders, the Prepetition Secured Parties, any statutory or non-statutory committees appointed or formed in these Chapter 11 Cases, the Debtors and their respective successors and assigns (including any chapter 7 or chapter 11 trustee hereinafter appointed or elected for the estate of any of the Debtors, an examiner appointed pursuant to section 1104 of the Bankruptcy Code, or any other fiduciary appointed as a legal representative of any of the Debtors or with respect to the property of the estate of any of the Debtors) and shall inure to the benefit of the DIP Lenders, the Prepetition Secured Parties and the Debtors and their respective successors and assigns; provided that the DIP Lenders and the Prepetition Secured Parties shall have no obligation to permit the use of the Prepetition Collateral (including Cash Collateral) by, or to extend any financing to, any chapter 7 trustee, chapter 11 trustee or similar responsible person appointed for the estates of the Debtors. 27. Exculpation. Nothing in this Interim DIP Order, the other DIP Documents, the Prepetition Debt Documents or any other documents related to the transactions contemplated

62 hereby shall in any way be construed or interpreted to impose or allow the imposition upon any DIP Lender or Prepetition Secured Party of any liability for any claims arising from the prepetition or postpetition activities of the Debtors in the operation of their businesses, or in connection with their restructuring efforts. The DIP Lenders and Prepetition Secured Parties shall not, in any way or manner, be liable or responsible for (a) the safekeeping of the DIP Collateral or Prepetition Collateral, (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (c) any diminution in the value thereof or (d) any act or default of any carrier, servicer, bailee, custodian, forwarding agency or other person, and all risk of loss, damage or destruction of the DIP Collateral or Prepetition Collateral shall be borne by the Debtors. 28. Limitation of Liability. In determining to make any loan or other extension of credit under the DIP Documents, to permit the use of the DIP Collateral or Prepetition Collateral (including Cash Collateral) or in exercising any rights or remedies as and when permitted pursuant to this Interim DIP Order or the other DIP Documents or Prepetition Debt Documents, none of the DIP Lenders or Prepetition Secured Parties shall (a) have any liability to any third party or be deemed to be in “control” of the operations of the Debtors; (b) owe any fiduciary duty to the Debtors, their respective creditors, shareholders or estates; or (c) be deemed to be acting as a “Responsible Person” or “Owner” or “Operator” or “managing agent” with respect to the operation or management of any of the Debtors (as such terms or similar terms are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601, et seq., as amended, or any other federal or state statute, including the Internal Revenue Code). Furthermore, nothing in this Interim DIP Order shall in any way be construed or interpreted to impose or allow the imposition upon any of the DIP Lenders or Prepetition Secured Parties of any

63 liability for any claims arising from the prepetition or postpetition activities of any of the Debtors and their respective affiliates (as defined in section 101(2) of the Bankruptcy Code). 29. Master Proofs of Claim. The Prepetition Secured Parties shall not be required to file proofs of claim in the Chapter 11 Cases or any Successor Case in order to assert claims on behalf of themselves or the other Prepetition Secured Parties for payment of the Prepetition Secured Debt arising under the Prepetition Debt Documents, including, without limitation, any principal, unpaid interest, fees, expenses and other amounts under the Prepetition Debt Documents or the Adequate Protection Obligations arising under this Interim DIP Order and the other DIP Documents. The statements of claim in respect of such indebtedness set forth in this Interim DIP Order is deemed sufficient to and does constitute proofs of claim in respect of such debt and such secured status. Any order entered by this Court in relation to the establishment of a bar date for any claim (including, without limitation, administrative claims) in any of the Chapter 11 Cases or any Successor Cases shall not apply to the Prepetition Secured Parties with respect to the Prepetition Secured Debt and the Adequate Protection Obligations. However, in order to facilitate the processing of claims, the Prepetition Notes Trustee (at the direction of the Prepetition Noteholders) and the Prepetition Revolving ABL Agent (at the direction of the Required Revolving ABL Lenders, to the extent the Prepetition ABL Paydown has not occurred) are each authorized, but not directed or required, to file in the Debtors’ lead chapter 11 case, Case No. 24-90612 (ARP), a single master proof of claim on behalf of the applicable Prepetition Secured Parties on account of any and all of their respective claims against any of the Debtors arising under the applicable Prepetition Debt Documents and hereunder (each, a “Master Proof of Claim”). Upon the filing of a Master Proof of Claim, it shall be deemed to have filed a proof of claim in the amount set forth therein in respect of its claims against each of the Debtors of any

64 type or nature whatsoever with respect to the applicable Prepetition Debt Documents, and the claim of each applicable Prepetition Secured Party (and each of its respective successors and assigns) specified in a Master Proof of Claim shall be treated as if it had filed a separate proof of claim in each of these Chapter 11 Cases. The Master Proofs of Claim shall not be required to identify whether any Prepetition Secured Party acquired its claim from another party or the identity of any such party or to be amended to reflect a change in the holders of the claims set forth therein or a reallocation among the holders of the claims asserted therein resulting from the transfer of all or any portion of such claims. The provisions of this paragraph 29 and each Master Proof of Claim are intended solely for the purpose of administrative convenience and shall not affect the right of each Prepetition Secured Party (or its successors in interest) to vote separately on any plan proposed in these Chapter 11 Cases (as applicable). The Master Proofs of Claim shall not be required to attach any instruments, agreements or other documents evidencing the obligations owing by each of the Debtors to the applicable Prepetition Secured Parties, which instruments, agreements or other documents will be provided upon written request to counsel to the Prepetition Notes Trustee or the Prepetition Revolving ABL Agent, as applicable. The DIP Lenders shall similarly not be required to file proofs of claim with respect to their DIP Obligations under the DIP Documents, and the evidence presented with the DIP Motion and the record established at the Interim Hearing are deemed sufficient to, and do, constitute proofs of claim with respect to their obligations, secured status, and priority. 30. Insurance. To the extent that the Prepetition Notes Trustee or the Prepetition Revolving ABL Agent is listed as loss payee under the Borrower’s or DIP Guarantor’s insurance policies, the DIP Lenders are also deemed to be the loss payee under the insurance policies (in any such case with the same priority of liens and claims thereunder relative to the priority of (x) the

65 Prepetition Liens and Adequate Protection Liens and (y) the DIP Liens, as set forth herein) and shall act in that capacity and distribute any proceeds recovered or received in respect of the insurance policies, to the indefeasible payment in full of the DIP Obligations (other than contingent indemnification obligations as to which no claim has been asserted) and termination of the commitments under the DIP Facility and thereafter to the payment of the applicable Prepetition Secured Debt; provided that the rights of a lessor under any non-residential real property lease to any such insurance proceeds are hereby expressly reserved pending entry of a Final DIP Order. 31. Credit Bidding. Subject to section 363(k) of the Bankruptcy Code and the lien priorities set forth herein, (a) the DIP Lenders, shall have the right to credit bid, in accordance with the DIP Documents, up to the full amount of the DIP Obligations in any sale of the DIP Collateral (or any portion thereof) and (b) subject to the Challenge Period, the Prepetition Notes Trustee (acting at the direction of Prepetition Noteholders)) shall have the right, consistent with the provisions of the Prepetition Notes Documents (and providing for the DIP Obligations to be Paid in Full and the termination of all commitments under the DIP Facility), to credit bid up to the full amount of the Prepetition Indenture Debt (including any Adequate Protection Obligations) in the sale of the Prepetition Collateral (or any portion thereof), in each case without the need for further Court order authorizing the same and whether any such sale is effectuated through section 363(k), 1123 or 1129(b) of the Bankruptcy Code, by a chapter 7 trustee under section 725 of the Bankruptcy Code, or otherwise; provided that neither the DIP Obligations nor any Prepetition Indenture Debt may be credit bid in any disposition of the Prepetition Collateral unless the Prepetition ABL Paydown has occurred.

66 32. Treatment of DIP Claims. On the Maturity Date, the Borrower shall pay in cash the then unpaid and outstanding amount of the DIP Obligations pursuant to the provisions of the DIP Documents. 33. Joint and Several Liability. Nothing in this Interim DIP Order shall be construed to constitute or authorize a substantive consolidation of any of the Debtors’ estates, it being understood, however, that the Debtors shall be jointly and severally liable for all obligations (including all DIP Obligations) under this Interim DIP Order and the DIP Documents. 34. Effectiveness. Notwithstanding Bankruptcy Rule 4001(a)(3), 6004(h), 6006(d), 7062 or 9014, any Bankruptcy Local Rule or Rule 62(a) of the Federal Rules of Civil Procedure, this Interim DIP Order shall be immediately effective and enforceable upon its entry and there shall be no stay of execution or effectiveness of this Interim DIP Order. 35. Headings. Section headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Interim DIP Order. When used in this Interim DIP Order, the word “including” shall not imply limitation. 36. Payments Held in Trust. Except as expressly permitted in this Interim DIP Order or the DIP Documents and except with respect to the DIP Loan Parties, in the event that any person or Entity receives any payment on account of a security interest in or lien on DIP Collateral, receives any DIP Collateral or any proceeds of DIP Collateral or receives any other payment with respect thereto from any other source, in each case prior to indefeasible Payment in Full of all DIP Obligations and termination of all commitments under the DIP Facility in accordance with the DIP Documents, such person or Entity shall be deemed to have received, and shall hold, any such payment or proceeds of DIP Collateral in trust for the benefit of the DIP Lenders and shall

67 immediately turn over the proceeds to the DIP Lenders, or as otherwise instructed by this Court, for application in accordance with this Interim DIP Order and the DIP Documents. 37. Bankruptcy Rules. The requirements of Bankruptcy Rules 4001, 6003 and 6004, in each case to the extent applicable, are satisfied by the contents of the DIP Motion. 38. No Third Party Rights. Except as explicitly provided for herein, this Interim DIP Order does not create any rights for the benefit of any third party, creditor, equity holder or any direct, indirect or incidental beneficiary. 39. Necessary Action. The DIP Loan Parties and the DIP Lenders are authorized to take any and all such actions as are necessary, required or appropriate to implement and effectuate the terms of this Interim DIP Order, the DIP Documents, and the transactions contemplated hereunder and thereunder. 40. Retention of Jurisdiction. The Court retains jurisdiction to hear, determine and enforce the terms of any and all matters arising from or related to the DIP Facility, the DIP Documents, and this Interim DIP Order, and the Court’s jurisdiction shall survive confirmation and consummation of any chapter 11 plan for any of the Debtors notwithstanding the terms or provisions of any such chapter 11 plan or any order confirming any such chapter 11 plan. 41. Final Hearing and Objections. The Final Hearing shall be held on January 9, 2024, at 1:00 p.m. (prevailing Central Time), and any objections to the final relief sought in the Motion shall be filed with the Court no later than [  ], 2024 at 4:00 p.m. (prevailing Central Time). 42. The Debtors shall promptly serve copies of this Interim DIP Order (which shall constitute adequate notice of the Final Hearing) to the parties having been given notice of the Interim Hearing and to any party that has filed a request for notices with this Court in these Chapter 11 Cases.

68 Dated: , 2024 Houston, Texas Alfredo R Pérez United States Bankruptcy Judge

EXHIBIT C FORM OF PLAN [See attached]

Solicitation Version

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	§	**Chapter 11**
INDEPENDENCE CONTRACT DRILLING, INC.[1]	§	**Case No. 24-[•] (•)**
Debtors.	§	**(Joint Administration Requested)**

DEBTORS' JOINT PREPACKAGED PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

SIDLEY AUSTIN LLP

Duston McFaul (24003309)
Maegan Quejada (24105999)
1000 Louisiana Street, Suite 5900
Houston, Texas 77002
Telephone: (713) 495-4500
Facsimile: (713) 495-7799

SIDLEY AUSTIN LLP

Michael Sabino (*pro hac vice* pending)
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 839-5300
Facsimile: (212) 839-5599

Proposed Counsel for the Debtors and Debtors in Possession

Dated: December 2, 2024

[1] The Debtors in these chapter 11 cases, together with the last four digits of each Debtor's federal tax identification number, are: Independence Contract Drilling, Inc. (3648) and Sidewinder Drilling LLC (1024). The Debtors' service address is 20475 SH 249, Suite 300, Houston, Texas 77070.

i TABLE OF CONTENTS ARTICLE I. DEFINED TERMS AND RULES OF INTERPRETATION...............................1 A. Defined Terms .................................................................................................................1 B. Rules of Interpretation ...................................................................................................16 C. Computation of Time.....................................................................................................17 D. Reference to Monetary Figures......................................................................................17 E. Reference to the Debtors or the Reorganized Debtors ..................................................17 F. Controlling Document ...................................................................................................17 G. Consent Rights...............................................................................................................17 ARTICLE II. ADMINISTRATIVE EXPENSE CLAIMS, DIP CLAIMS, PRIORITY CLAIMS, AND RESTRUCTURING EXPENSES............................................18 A. General Administrative Expense Claims.......................................................................18 B. DIP Claims.....................................................................................................................18 C. Professional Claims .......................................................................................................18 D. Payment of Restructuring Expenses..............................................................................19 E. Priority Tax Claims........................................................................................................20 F. Statutory Fees ................................................................................................................20 ARTICLE III. CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS ...20 A. Classification of Claims and Interests ...........................................................................20 B. Treatment of Claims and Interests.................................................................................21 C. Special Provision Governing Unimpaired Claims.........................................................25 D. Elimination of Vacant Classes.......................................................................................25 E. Controversy Concerning Impairment ............................................................................26 F. Subordinated Claims......................................................................................................26 G. Discharge of Claims.......................................................................................................26 A. Presumed Acceptance by Non-Voting Classes..............................................................26 B. Voting Class...................................................................................................................26 C. Acceptance by Impaired Class.......................................................................................26 D. Confirmation Pursuant to Sections 1129(a)(10) and 1129(b) of the Bankruptcy Code ...............................................................................................................................27 ARTICLE V. MEANS FOR IMPLEMENTATION OF THIS PLAN .....................................27 A. No Substantive Consolidation .......................................................................................27 B. General Settlement of Claims and Interests...................................................................27 C. Restructuring Transactions............................................................................................28 D. Reorganized Debtors......................................................................................................28 E. Sources for Plan Distributions.......................................................................................28 F. New Common Stock......................................................................................................30 G. Corporate Existence.......................................................................................................30 H. Vesting of Assets in the Reorganized Debtors ..............................................................31

ii I. Cancellation of Existing Securities and Agreements.....................................................31 J. Corporate Action............................................................................................................32 K. New Organizational Documents....................................................................................32 L. Indemnification Provisions in Organizational Documents............................................33 M. Directors and Officers of the Reorganized Debtors.......................................................33 N. Effectuating Documents; Further Transactions.............................................................33 O. Section 1146 Exemption................................................................................................33 P. Director and Officer Liability Insurance .......................................................................34 Q. Management Incentive Program....................................................................................34 R. Employee and Retiree Benefits......................................................................................35 S. Preservation of Causes of Action...................................................................................35 ARTICLE VI. TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES ..............................................................................................................................36 A. Assumption and Rejection of Executory Contracts and Unexpired Leases ..................36 B. Indemnification Obligations..........................................................................................37 C. Claims Based on Rejection of Executory Contracts or Unexpired Leases....................37 D. Cure of Defaults for Assumed Executory Contracts and Unexpired Leases.................38 E. Preexisting Obligations to the Debtors under Executory Contracts and Unexpired Leases.............................................................................................................................39 F. Insurance Policies..........................................................................................................39 G. Reservation of Rights.....................................................................................................39 H. Nonoccurrence of Effective Date ..................................................................................40 I. Employee Compensation and Benefits..........................................................................40 J. Contracts and Leases Entered Into after the Petition Date ............................................41 ARTICLE VII. PROVISIONS GOVERNING DISTRIBUTIONS ................................................41 A. Distributions on Account of Claims Allowed as of the Effective Date.........................41 B. Disbursing Agent ...........................................................................................................41 C. Rights and Powers of Disbursing Agent........................................................................41 D. Delivery of Distributions and Undeliverable or Unclaimed Distributions....................42 E. Manner of Payment........................................................................................................43 F. Exemption from Registration Requirements .................................................................44 G. Compliance with Tax Requirements..............................................................................44 H. Allocations.....................................................................................................................44 I. No Postpetition Interest on Claims................................................................................44 J. Foreign Currency Exchange Rate ..................................................................................45 K. Setoffs and Recoupment ................................................................................................45 L. Claims Paid or Payable by Third Parties.......................................................................45 ARTICLE VIII. PROCEDURES FOR RESOLVING CONTINGENT, UNLIQUIDATED, AND DISPUTED CLAIMS ...............................................46 A. Disputed Claims Process ...............................................................................................46 B. Allowance of Claims. ....................................................................................................47

iii C. Claims Administration Responsibilities........................................................................47 D. Adjustment to Claims without Objection ......................................................................48 E. Disallowance of Claims or Interests..............................................................................48 F. No Distributions Pending Allowance ............................................................................48 G. Distributions after Allowance........................................................................................48 ARTICLE IX. SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS ..............................................................................................................................49 A. Discharge of Claims and Termination of Interests........................................................49 B. Release of Liens............................................................................................................49 C. Releases by the Debtors and their Estates (the “Debtor Release”).........................50 D. Releases by the Releasing Parties (the “Third-Party Release”) ..............................51 E. Exculpation...................................................................................................................52 F. Injunction .....................................................................................................................53 G. Gatekeeping Provision...................................................................................................54 H. Protections against Discriminatory Treatment ..............................................................54 I. Waiver of Statutory Limitation on Releases..................................................................55 J. Reimbursement or Contribution ....................................................................................55 K. Integral Part of Plan .......................................................................................................55 ARTICLE X. CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THIS PLAN ......................................................55 A. Condition Precedent to Confirmation............................................................................55 B. Conditions Precedent to the Effective Date...................................................................56 C. Waiver of Conditions.....................................................................................................57 D. Effect of Failure of Conditions......................................................................................57 E. Substantial Consummation ............................................................................................58 ARTICLE XI. MODIFICATION, REVOCATION, OR WITHDRAWAL OF THIS PLAN ...58 A. Modification and Amendments .....................................................................................58 B. Effect of Confirmation on Modifications ......................................................................58 C. Revocation or Withdrawal of Plan.................................................................................58 ARTICLE XII. RETENTION OF JURISDICTION....................................................................59 ARTICLE XIII. MISCELLANEOUS PROVISIONS...................................................................61 A. Immediate Binding Effect..............................................................................................61 B. Additional Documents...................................................................................................61 C. Dissolution of Committee and Cessation of Fee and Expense Payment .......................61 D. Reservation of Rights.....................................................................................................62 E. Successors and Assigns .................................................................................................62 F. Notices...........................................................................................................................62

iv G. Term of Injunctions or Stays .........................................................................................63 H. Entire Agreement...........................................................................................................63 I. Exhibits and Annexes ....................................................................................................63 J. Nonseverability of Plan Provisions................................................................................64 K. Votes Solicited in Good Faith........................................................................................64 L. Governing Law ..............................................................................................................64 M. Closing of Chapter 11 Cases..........................................................................................65 N. Waiver or Estoppel ........................................................................................................65

1 INTRODUCTION Independence Contract Drilling, Inc. (“ICD”) and Sidewinder Drilling LLC (“ICD Subsidiary”) (each a “Debtor” and, collectively, the “Debtors”), propose this joint prepackaged plan of reorganization (this “Plan”) for the resolution of the outstanding claims against, and equity interests in, the Debtors. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Section I.A. of this Plan. Although proposed jointly for administrative purposes, this Plan constitutes a separate Plan of each Debtor for the resolution of outstanding Claims and Interests pursuant to the Bankruptcy Code. Holders of Claims or Interests may refer to the Disclosure Statement for a discussion of the Debtors’ history, businesses, assets, results of operations, historical financial information, risk factors, a summary and analysis of this Plan, the Restructuring Transactions, and certain related matters. The Debtors are the proponents of this Plan within the meaning of section 1129 of the Bankruptcy Code. ALL HOLDERS OF CLAIMS, TO THE EXTENT APPLICABLE, ARE ENCOURAGED TO READ THIS PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THIS PLAN. ARTICLE I. DEFINED TERMS AND RULES OF INTERPRETATION A. Defined Terms As used in this Plan, capitalized terms have the meanings set forth below. 1. “2026 Convertible Notes” means the Floating Rate Convertible Senior Secured PIK Toggle Notes due 2026. 2. “510(b) Equity Claim” means any Claim subordinated pursuant to section 510(b) of the Bankruptcy Code. 3. “Accredited Investor” has the meaning set forth in Rule 501 of the Securities Act. 4. “Additional Notes” means the $7,500,000 aggregate principal amount of Additional Notes issued and sold by ICD and purchased by the Noteholders on November 25, 2024 pursuant to the Indenture. 5. “Administrative Expense Claims Bar Date” means the deadline for Filing requests for payment of Administrative Expense Claims, which: (a) with respect to General Administrative Expense Claims other than those that were accrued in the ordinary course of business, shall be 30 days after the Effective Date; and (b) with respect to Professional Claims, shall be 45 days after the Effective Date. 6. “Administrative Expense Claim” means a Claim for costs and expenses of administration of the Chapter 11 Cases pursuant to sections 503(b), 507(a)(2), 507(b), or 1114(e)(2) of the Bankruptcy Code, including: (a) the actual and necessary costs and

2 expenses, incurred on or after the Petition Date until and including the Effective Date, of preserving the Estates and operating the Debtors’ businesses; (b) DIP Claims; (c) Professional Claims; (d) Adequate Protection Superpriority Claims (as defined in the applicable DIP Order) (if any); and (e) all fees and charges assessed against the Estates under chapter 123 of title 28 of the United States Code, 28 U.S.C.§§1911 - 1930. 7. “Affiliate” has the meaning set forth in section 101(2) of the Bankruptcy Code. With respect to any Person or Entity that is not a Debtor, the term “Affiliate” shall apply to such person as if the Person or Entity were a Debtor. 8. “Allowed” means, as to a Claim or an Interest, a Claim or an Interest allowed under this Plan, under the Bankruptcy Code, or by a Final Order, as applicable. For the avoidance of doubt, (a) there is no requirement to File a Proof of Claim (or move the Bankruptcy Court for allowance) to be an Allowed Claim under this Plan, and (b) the Debtors may affirmatively determine to deem Unimpaired Claims Allowed with the prior written consent of the Noteholder Group. 9. “Assumed Employee Plans” has the meaning set forth in Section VI.I.1. 10. “Avoidance Actions” means any and all actual or potential avoidance, recovery, subordination, or other Claims, Causes of Action, or remedies that may be brought by or on behalf of the Debtors or their Estates or other authorized parties in interest under the Bankruptcy Code or applicable non-bankruptcy law, including Claims, Causes of Action, or remedies under sections 502, 510, 542, 544, 545, 547 through 553, and 724(a) of the Bankruptcy Code or under similar local, state, federal, or foreign statutes and common law, including fraudulent and voidable transfer laws. 11. “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101-1532, as in effect on the Petition Date, together with all amendments, modifications, and replacements of the foregoing that are made retroactive to the Petition Date, as the same may exist on any relevant date to the extent applicable to the Chapter 11 Cases. 12. “Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of Texas, Houston Division. 13. “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure promulgated under section 2075 of title 28 of the United States Code and the general, local, and chambers rules of the Bankruptcy Court, each, as amended from time to time. 14. “Business Day” means any day other than a Saturday, Sunday, or legal holiday” (as defined in Bankruptcy Rule 9006(a)(6)). 15. “Cash” means cash in legal tender of the United States of America and cash equivalents, including bank deposits, checks, and other similar items. 16. “Cause of Action” or “Causes of Action” means any claims, interests, damages, remedies, causes of action (including Avoidance Actions), demands, rights, actions,

3 suits, obligations, liabilities, accounts, defenses, offsets, powers, privileges, licenses, liens, indemnities, guaranties, and franchises of any kind or character whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, contingent or non-contingent, liquidated or unliquidated, secured or unsecured, assertable, directly or derivatively, matured or unmatured, suspected or unsuspected, in contract, tort, law, equity, or otherwise. Causes of Action also include: (a) all rights of setoff, counterclaim, or recoupment and claims under contracts or for breaches of duties imposed by law; (b) the right to object to or otherwise contest Claims or Interests; (c) claims pursuant to sections 362, 510, 542, 543, 544 through 550, or 553 of the Bankruptcy Code; (d) such claims and defenses as fraud, mistake, duress, and usury, and any other defenses set forth in section 558 of the Bankruptcy Code; and (e) any claim under any state or foreign law, including, without limitation, any fraudulent transfer or similar claim. 17. “Chapter 11 Cases” means the cases filed by the Debtors under chapter 11 of the Bankruptcy Code. 18. “Claim” means any claim, as defined in section 101(5) of the Bankruptcy Code, against any of the Debtors. 19. “Claims and Balloting Agent” means Kroll Restructuring Administration LLC, the notice, claims, and solicitation agent retained by the Debtors in the Chapter 11 Cases. 20. “Claims Register” means the official register of Claims maintained by the Claims and Balloting Agent. 21. “Class” means a category of Holders of Claims or Interests pursuant to section 1122(a) and 1123(a)(1) of the Bankruptcy Code. 22. “CM/ECF” means the Bankruptcy Court’s Case Management and Electronic Case Filing system. 23. “Committee” means an official statutory committee of unsecured creditors appointed by the Office of the United States Trustee, if any, pursuant to section 1102 of the Bankruptcy Code for the Chapter 11 Cases. 24. “Conditions Precedent” has the meaning ascribed to such term in Section IX.B of this Plan. 25. “Confirmation” means entry of the Confirmation Order on the docket of the Chapter 11 Cases. 26. “Confirmation Date” means the date on which the Bankruptcy Court enters the Confirmation Order on the docket of the Chapter 11 Cases within the meaning of Bankruptcy Rules 5003 and 9021.

4 27. “Confirmation Hearing” means the hearing(s) before the Bankruptcy Court under section 1128 of the Bankruptcy Code at which the Debtors seek entry of the Confirmation Order. 28. “Confirmation Order” means the order of the Bankruptcy Court confirming this Plan under section 1129 of the Bankruptcy Code, which order shall be in form and substance acceptable to the Debtors and the Noteholder Group. 29. “Consummation” means the occurrence of the Effective Date. 30. “Cure” means all amounts, including an amount of $0.00, required to cure any monetary defaults under any Executory Contract or Unexpired Lease (or such lesser amount as may be agreed upon by the parties under an Executory Contract or Unexpired Lease) that is to be assumed by the Debtors pursuant to sections 365 or 1123 of the Bankruptcy Code. 31. “D&O Liability Insurance Policies” means all insurance policies issued at any time to any of the Debtors for directors’, managers’, and officers’ liability existing as of the Petition Date (including any “tail policy” or run-off coverage) and all agreements, documents, or instruments relating thereto. 32. “Debtor Release” means the releases provided for in Section IX.C of this Plan. 33. “Debtor-Related Matters” means any and all Claims or Causes of action, and anything related to the Debtors or its Affiliates (including the management, ownership, or operation thereof), the purchase, sale, amendment, or rescission of any Claim against or Interest in the Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in this Plan, the business or contractual arrangements between any Debtor and any Released Party, the Debtors’ in-or out-of-court restructuring efforts, the Debtors’ intercompany transactions, the Chapter 11 Cases and any related adversary proceedings, the restructuring of Claims or Interests prior to or during the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Interest of the Debtors or the Reorganized Debtors, the Confirmation or Consummation of this Plan or the solicitation of votes on this Plan, the formulation, preparation, dissemination, solicitation, negotiation, entry into, or Filing of, as applicable, the Chapter 11 Cases, the Indenture, the 2026 Convertible Notes, the Notes Claims, the Exit Facilities, the Exit Facilities Documents, the Revolving ABL Facility, the Revolving ABL Claims, the DIP Term Sheet, the DIP Documents, the Definitive Documentation, the Disclosure Statement, the New Organizational Documents, this Plan (including, for the avoidance of doubt, the Plan Supplement), the Restructuring Transactions, or any restructuring transaction, contract, instrument, release, or other agreement or document created or entered into in connection with the foregoing (including, for the avoidance of doubt, any legal opinion requested by any Entity regarding any transaction, contract, instrument, document, or other agreement contemplated by this Plan or the reliance by any Released Party on this Plan or the Confirmation Order in lieu of such legal opinion), the pursuit of Confirmation, the pursuit of Consummation, the administration and

5 implementation of this Plan, including the issuance or distribution of Securities pursuant to this Plan, or the distribution of property under this Plan or any other related agreement, or upon any other related act, or omission, transaction, agreement, event, or other occurrence related or relating to any of the foregoing taking place on or before the Effective Date. 34. “Debtors” has the meaning set forth in the Introduction. 35. “Definitive Documentation” means the definitive documents and agreements governing the Restructuring Transactions, in each case, in form and substance acceptable to the Noteholder Group, consisting of: (a) this Plan (and all exhibits and annexes thereto); (b) the Confirmation Order and pleadings in support of entry of the Confirmation Order; (c) the Disclosure Statement and the other solicitation materials in respect of this Plan; (d) the order of the Bankruptcy Court approving the Disclosure Statement and such other solicitation materials; (e) the documentation in respect of the DIP Facility (including the DIP Term Sheet, the DIP Facility Documents (if any), the Interim DIP Order, the Final DIP Order, and all other motions, briefs, affidavits, declarations, orders, and other documents related to the DIP Facility); (f) customary “first day” and “second day” motions and proposed orders; (g) documentation in respect of the Exit Facilities (including the Exit Facilities Documents); (h) the Management Incentive Plan; (i) amended employment agreements for each executive officer of the Reorganized Debtors; (j) the certificates of incorporation, limited liability agreements, bylaws, and other organizational documents (as applicable) of the Reorganized Debtors; and (k) all other documents that will comprise the Plan Supplement or that are otherwise related to this Plan. 36. “DIP Claim” means any Claim held by the DIP Lenders arising under or related to the DIP Documents, including any and all fees, interest paid in kind, and accrued but unpaid interest and fees arising under the DIP Documents. 37. “DIP Documents” means the DIP Term Sheet, the DIP Facility Documents (if any), and the DIP Orders, in each case, in form and substance acceptable to the Noteholder Group. 38. “DIP Facility” means that certain senior secured superpriority debtor-in-possession term loan credit facility provided pursuant to the DIP Documents. 39. “DIP Facility Documents” means, to the extent required by the DIP Lenders pursuant to the DIP Term Sheet, the “DIP Documents” as defined in the DIP Term Sheet, which shall, upon execution, supersede the provisions of the DIP Term Sheet pursuant to the terms of the DIP Term Sheet. 40. “DIP Lenders” means lenders from time to time party to the DIP Term Sheet and the DIP Facility Documents, as applicable. 41. “DIP Orders” means the Interim DIP Order and the Final DIP Order, as applicable.

6 42. “DIP Term Sheet” means that certain term sheet setting forth the terms of the DIP Facility, acceptable to the DIP Lenders and the Debtors. 43. “Disallowed” means, as to a Claim or an Interest, a Claim or an Interest (or portion thereof) that has been disallowed, denied, dismissed, or overruled pursuant to this Plan or a Final Order of the Bankruptcy Court, or any other court of competent jurisdiction. 44. “Disbursing Agent” means the Reorganized Debtors or such other Entity designated by the Debtors or Reorganized Debtors to hold and disburse the Plan Distributions to Holders of Allowed Claims pursuant to the terms of this Plan. 45. “Disclosure Statement” means the disclosure statement for this Plan, including all exhibits and schedules thereto, which shall be in form and substance acceptable to the Debtors the Noteholder Group. 46. “Disputed” means, as to a Claim or an Interest, a Claim or an Interest (or portion thereof) that is neither an Allowed Claim nor a Disallowed Claim. 47. “Distribution Date” means, except as otherwise set forth herein, the date or dates determined by the Debtors or the Reorganized Debtors, on or after the Effective Date, with the first such date occurring on or as soon as is reasonably practicable after the Effective Date, upon which the Disbursing Agent shall make distributions to Holders of Allowed Claims entitled to receive distributions under this Plan. 48. “Distribution Record Date” means the record date for purposes of making distributions under this Plan on account of Allowed Claims, which date shall be the Effective Date. 49. “Effective Date” means the date that is the first Business Day on which all Conditions Precedent have been satisfied or waived in accordance with this Plan and the Confirmation Order. 50. “Entity” has the meaning set forth in section 101(15) of the Bankruptcy Code. 51. “Estate” means the estate of any Debtor created under sections 301 and 541 of the Bankruptcy Code upon the commencement of the applicable Debtor’s Chapter 11 Case. 52. “Exchange Act” means the Securities Exchange Act of 1934, 15 U.S.C. § 78a, et seq., as amended from time to time. 53. “Exculpated Parties” means collectively, and in each case, in its capacity as such: (a) the Debtors, (b) the Reorganized Debtors; (c) the Committee, if any, and its members; and (d) such Released Parties that are fiduciaries to the Debtors’ Estates.

7 54. “Executory Contract” means a contract to which one or more of the Debtors is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code. 55. “Existing Equity Interest” means the Interest of any Holder of equity securities of ICD represented by any issued and outstanding shares of ICD’s common or preferred stock, whether or not transferable, or any options, warrants, or rights, contractual or otherwise, obligating ICD to issue, transfer, purchase, redeem, or sell any shares of common or preferred stock, any rights under any stock option plans, stockholder rights agreements, voting agreements, and registration rights agreements regarding common or preferred stock of ICD, any Claim arising from the rescission of a purchase, sale or other acquisition of common or preferred stock (or any right, claim or interest in and to any common stock) of ICD, any 510(b) Equity Claim, any Claims for the payment of dividends on any shares of common or preferred stock of ICD, and any Claims for damages or any other relief arising from the purchase, sale, disposition, holding or other acquisition of ICD’s common or preferred stock. 56. “Existing ICD Subsidiary Equity Interest” means the Interest of any Holder of equity securities of ICD Subsidiary represented by any issued and outstanding shares of ICD Subsidiary’s common or preferred stock, whether or not transferable, or any options, warrants, or rights, contractual or otherwise, obligating ICD Subsidiary to issue, transfer, purchase, redeem, or sell any shares of common or preferred stock, any rights under any stock option plans, stockholder rights agreements, voting agreements, and registration rights agreements regarding common or preferred stock of ICD Subsidiary, any Claim arising from the rescission of a purchase, sale or other acquisition of common or preferred stock (or any right, claim or interest in and to any common stock) of ICD Subsidiary, any Claims for the payment of dividends on any shares of common or preferred stock of ICD Subsidiary, and any Claims for damages or any other relief arising from the purchase, sale, disposition, holding or other acquisition of ICD Subsidiary’s common or preferred stock. 57. “Exit ABL Facility” means that certain asset-based revolving loan facility, pursuant to which Exit ABL Facility Agent and Exit ABL Lenders agree to amend and restate all of their outstanding Revolving ABL Claims and commitments under the Revolving ABL Facility into commitments under such Exit ABL Facility on such terms and conditions satisfactory to the Debtors, Exit ABL Facility Agent and Exit ABL Lenders, and shall be in form and substance acceptable to the Noteholder Group. 58. “Exit ABL Facility Agent” means the administrative agent under the Exit ABL Facility, together with any successor administrative agent. 59. “Exit ABL Facility Agreement” means that certain Amended and Restated Credit Agreement to be delivered or entered into among Reorganized Debtors, as borrowers, the Guarantors, as guarantors, Exit ABL Facility Agent, and Exit ABL Lenders, on terms and conditions acceptable to the Debtors, Exit ABL Facility Agent and Exit ABL Lenders, and shall be in form and substance acceptable to the Noteholder Group.

8 60. “Exit ABL Facility Documents” means, collectively, all agreements, documents, and instruments delivered or entered into in connection with the Exit ABL Facility (including any intercreditor agreements, guarantee agreements, pledge and collateral agreements, and other security documents), on terms and conditions acceptable to Exit ABL Facility Agent, Exit ABL Lenders, and shall be in form and substance acceptable to the Noteholder Group. 61. “Exit ABL Lenders” means any lender under the Exit ABL Facility in accordance with the Exit ABL Facility Documents. 62. “Exit Facilities” means, collectively, the Exit ABL Facility and Exit Term Loan Facility. 63. “Exit Facilities Documents” means, collectively, Exit ABL Facility Documents and Exit Term Loan Facility Documents. 64. “Exit Facility Agents” means, collectively, the Exit Term Loan Agent and Exit ABL Facility Agent. 65. “Exit Facility Lenders” means, collectively, the Exit Term Loan Lenders and Exit ABL Lenders. 66. “Exit Term Loan Agent” means the administrative agent under the Exit Term Loan Facility, together with any successor administrative agent. 67. “Exit Term Loan Facility” means a term loan facility under the Exit Term Loan Facility Loan Agreement, which shall be in form and substance acceptable to the Noteholder Group. 68. “Exit Term Loan Facility Documents” means the Exit Term Loan Facility Loan Agreement and any other guarantee, security agreement, deed of trust, mortgage, and relevant documentation with respect to the Exit Term Loan Facility, in each case, in form and substance acceptable to the Noteholder Group. 69. “Exit Term Loan Facility Loan Agreement” means that certain Credit Agreement, in substantially the form Filed with the Plan Supplement and acceptable to the Noteholder Group, to be entered into as of the Effective Date with respect to the Exit Term Loan Facility. 70. “Exit Term Loan Lenders” means those lenders party from time to time to the Exit Term Loan Facility. 71. “Federal Judgment Rate” means the federal judgment rate in effect as of the Petition Date. 72. “File,” “Filed,” or “Filing” means file, filed, or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Cases.

9 73. “Final DIP Order” means the order approving the DIP Facility on a final basis entered by the Bankruptcy Court and any amendments thereto, which order shall be in form and substance acceptable to the DIP Lenders. 74. “Final Order” means as applicable, an order or judgment of the Bankruptcy Court or other court of competent jurisdiction with respect to the relevant subject matter that has not been reversed, stayed, modified, or amended, and as to which the time to appeal or seek certiorari has expired and no appeal or petition for certiorari has been timely taken, or as to which any appeal that has been taken or any petition for certiorari that has been or may be Filed has been resolved by the highest court to which the order or judgment could be appealed or from which certiorari could be sought or the new trial, reargument, or rehearing shall have been denied, resulted in no modification of such order, or has otherwise been dismissed with prejudice. 75. “General Administrative Expense Claim” means an Administrative Expense Claim other than a DIP Claim, Professional Claim, or Claim for fees and expenses pursuant to section 1930 of chapter 123 of title 28 of the United States Code. 76. “General Unsecured Claim” means any Claim other than an Administrative Expense Claim, an Other Secured Claim, a Priority Tax Claim, an Other Priority Claim, a Revolving ABL Claim, a Notes Claim, an Intercompany Claim, or a 510(b) Equity Claim. 77. “Governing Body” means, in each case in its capacity as such, the board of directors, board of managers, manager, general partner, investment committee, special committee, or such similar governing body of any of the Debtors or the Reorganized Debtors, as applicable. 78. “Governmental Unit” has the meaning set forth in section 101(27) of the Bankruptcy Code. 79. “Holder” means an Entity holding a Claim or Interest, as applicable. 80. “ICD” has the meaning set forth in the Introduction. 81. “ICD Subsidiary” has the meaning set forth in the Introduction. 82. “Impaired” means with respect to a Class of Claims or Interests, a Class of Claims or Interests that is impaired within the meaning of section 1124 of the Bankruptcy Code. 83. “Indemnification Provisions” means, collectively, each of the Debtors’ indemnification obligations in place immediately prior to the Effective Date, whether in the respective Debtors’ bylaws, certificates of incorporation, limited partnership agreements, other formation documents, or contracts, to the current and former members of any Governing Body, directors, officers, managers, employees, attorneys, others professionals, and respective agents of, or acting on behalf of, the Debtors.

10 84. “Indenture” means that certain Indenture dated as of March 18, 2022 (as amended, modified, or supplemented from time to time), by and among ICD, as issuer, each of the guarantors party thereto from time to time (including ICD Subsidiary), and the Indenture Trustee governing the issuance of the 2026 Convertible Notes. 85. “Indenture Trustee” means U.S. Bank Trust Company, National Association , in its capacities as trustee and collateral agent pursuant to the Indenture, and any successor trustee(s) and/or collateral agent(s) appointed thereunder (as applicable). 86. “Insider” has the meaning set forth in section 101(31) of the Bankruptcy Code. 87. “Insurance Contracts” means all insurance policies, including the D&O Liability Insurance Policies and the Workers’ Compensation Program, that have been issued (or provide coverage) at any time to any of the Debtors (or any of their predecessors) and all agreements, documents, or instruments relating thereto. 88. “Insurer” means any company or other Entity that issued an Insurance Contract and includes any third-party administrator of or for any Insurance Contract, and any respective predecessors, successors, and/or Affiliates of any of these. 89. “Intercompany Claim” means a Claim, other than a Notes Claim, held by a Debtor against another Debtor or an Affiliate. 90. “Interest” means any Equity Security (as defined in section 101(16) of the Bankruptcy Code) in any Debtor and any other rights, options, warrants, stock appreciation rights, phantom stock rights, restricted stock units, redemption rights, repurchase rights, convertible, exercisable or exchangeable securities or other agreements, arrangements or commitments of any character relating to, or whose value is related to, any such interest or other ownership interest in any Debtor. 91. “Interim DIP Order” means the order approving the DIP Facility on an interim basis entered by the Bankruptcy Court, and any amendments thereto, which order shall be in form and substance acceptable to the DIP Lenders. 92. “Lien” has the meaning set forth in section 101(37) of the Bankruptcy Code. 93. “Management Incentive Plan” means a new equity-based management incentive plan, which Management Incentive Plan shall be included in the Plan Supplement (solely to the extent required under section 1129(a)(5) of the Bankruptcy Code), and which shall reserve up to 10% of the New Common Stock (or restricted stock units, or other rights exercisable, exchangeable, or convertible into such New Common Stock, on a fully diluted basis, for awards to certain members of management to be determined by the New Board and otherwise contain terms and conditions (including the form of awards, allocation of awards, vesting and performance metrics) to be determined by the New Board and the Management Incentive Plan shall be final and effective within 60 days of the Effective Date.

11 94. “New Board” means the board of directors of Reorganized ICD which shall be selected by the Noteholder Group and which shall include the chief executive officer of Reorganized ICD. The identities of the members of the New Board shall be Filed with the Plan Supplement. 95. “New Common Stock” means the common stock of Reorganized ICD authorized to be issued and outstanding on or after the Effective Date pursuant to this Plan and the New Organizational Documents. 96. “New Organizational Documents” means the documents providing for corporate governance of the Reorganized Debtors, including charters, bylaws, operating agreements, or other organizational documents, as applicable, which shall be consistent with this Plan and section 1123(a)(6) of the Bankruptcy Code (as applicable), which New Organizational Documents shall Filed with the Plan Supplement and shall be in form and substance acceptable to the Noteholder Group and reasonably acceptable to the Debtors. 97. “Noteholder” means a Holder of a Notes Claim, other than a Debtor. 98. “Note Documents” means the “Note Documents” as defined in the Indenture. 99. “Notes Claim” means any Claim arising under, derived from, or based upon the Indenture, including any and all fees and accrued but unpaid interest and fees arising under such Indenture (including, for the avoidance of doubt the Additional Notes); provided, however, that Notes Claims shall not include any fees and expenses payable to the Indenture Trustee under the terms of the Indenture, which reasonable and documented fees and expenses shall be a General Unsecured Claim, which for the avoidance of doubt, shall be paid in full or otherwise be Unimpaired in accordance with the terms of this Plan. 100. “Noteholder Group” means, collectively, Glendon Capital Management, L.P. and MSD Partners, L.P., or their respective affiliates, as holders of the Notes Claims. 101. “Noteholder Group’s Fees and Expenses” means all reasonable and documented fees and expenses of the Noteholder Group and the reasonable and documented fees and out-of-pocket expenses of Latham & Watkins LLP, Hunton Andrews Kurth LLP, and any other special or local counsel or other advisors to the Noteholder Group. 102. “Other Priority Claim” means any Claim other than an Administrative Expense Claim or a Priority Tax Claim entitled to priority in right of payment under section 507(a) of the Bankruptcy Code. 103. “Other Secured Claim” means any Secured Claim, including any Secured Tax Claim, other than a DIP Claim, a Revolving ABL Claim, or a Notes Claim. For the avoidance of doubt, Other Secured Claims includes any Claim arising under, derived from, or based upon any letter of credit issued in favor of one or more Debtors, the reimbursement obligation for which is either secured by a Lien on collateral or is subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code.

12 104. “Person” has the meaning set forth in section 101(41) of the Bankruptcy Code. 105. “Petition Date” means the date on which the Debtors commenced the Chapter 11 Cases. 106. “Plan” has the meaning set forth in the Introduction. 107. “Plan Distribution” means a payment or distribution to Holders of Allowed Claims, Allowed Interests, or other eligible Entities under this Plan. 108. “Plan Objection Deadline” means the date the Bankruptcy Court establishes as the deadline to File an objection to Confirmation of this Plan. 109. “Plan Supplement” means the compilation of documents and forms of documents, agreements, schedules, exhibits, and annexes to this Plan, which shall be Filed by the Debtors no later than five (5) days before the Plan Objection Deadline or such later date as may be approved by the Bankruptcy Court on notice to parties in interest, including: (i) New Organizational Documents, (ii) solely to the extent required under section 1129(a)(5) of the Bankruptcy Code, the Management Incentive Plan, (iii) the Rejected Executory Contracts and Unexpired Leases Schedule, (iv) the Retained Causes of Action Schedule, (vii) the Exit Term Loan Facility Loan Agreement and Exit ABL Facility Agreement, and (vi) additional documents Filed with the Bankruptcy Court prior to the Effective Date as amendments to the Plan Supplement, each of which shall be consistent in all respects with, and shall otherwise contain, the terms and conditions set forth in this Plan, and shall be in form and substance acceptable to the Debtors and the Noteholder Group. 110. “Priority Tax Claim” means any Claim of a Governmental Unit of the kind specified in section 507(a)(8) of the Bankruptcy Code. 111. “Pro Rata” means the proportion that an Allowed Claim or an Allowed Interest in a particular Class bears to the aggregate amount of Allowed Claims or Allowed Interests in that Class. 112. “Professional” means an Entity: (a) employed pursuant to a Bankruptcy Court order in accordance with sections 327, 363, or 1103 of the Bankruptcy Code and to be compensated for services rendered prior to or on the Confirmation Date, pursuant to sections 327, 328, 329, 330, 331, and 363 of the Bankruptcy Code; or (b) awarded compensation and reimbursement by the Bankruptcy Court pursuant to section 503(b)(4) of the Bankruptcy Code. 113. “Professional Claim” means a Claim by a Professional seeking an award by the Bankruptcy Court of compensation for services rendered or reimbursement of expenses incurred through and including the Confirmation Date under sections 330, 331, 503(b)(2), 503(b)(3), 503(b)(4), or 503(b)(5) of the Bankruptcy Code.

13 114. “Professional Claim Escrow Account” means an interest-bearing escrow account in an amount equal to the Professional Claim Reserve Amount funded and maintained by the Reorganized Debtors after the Effective Date solely for purposes of paying Allowed but unpaid Professional Claims. 115. “Professional Claim Reserve Amount” means the aggregate amount of Allowed and estimated Professional Claims on account of Professionals (including, for the avoidance of doubt, any transaction fees of financial advisors and/or investment bankers) incurred upon, and after giving effect to the occurrence of, the Effective Date to be paid by the Debtors’ estates less the total of any retainers held by the Professionals. 116. “Proof of Claim” means a proof of claim Filed against any of the Debtors in the Chapter 11 Cases. 117. “Revolving ABL Agent” means Wells Fargo Bank, National Association, in its capacity as administrative agent under the Revolving ABL Credit Agreement, together with any successor administrative agent. 118. “Revolving ABL Claim” means any Claim arising under, derived from, or based upon the Revolving ABL Credit Agreement. 119. “Revolving ABL Credit Agreement” means that certain Credit Agreement dated as of October 1, 2018 (as amended, modified, or supplemented from time to time), by and among ICD and ICD Subsidiary, as borrowers, the guarantors party thereto from time to time, the Revolving ABL Agent, as administrative agent, and the lenders party thereto from time to time. 120. “Revolving ABL Documents” means the “Loan Documents” as defined in the Revolving ABL Credit Agreement. 121. “Revolving ABL Facility” means the revolving facility under the Revolving ABL Credit Agreement. 122. “Revolving ABL Lenders” means the lenders under the Revolving ABL Credit Agreement. 123. “Reinstate,” “Reinstated,” or “Reinstatement” means, with respect to Claims and Interests, that the Claim or Interest shall be rendered unimpaired in accordance with section 1124 of the Bankruptcy Code. 124. “Rejected Executory Contracts and Unexpired Leases Schedule” means the schedule of Executory Contracts and Unexpired Leases to be rejected by the Debtors pursuant to this Plan, which schedule shall be included in the Plan Supplement, as the same may be amended, modified, or supplemented from time to time; provided that such schedule shall be in form and substance acceptable to the Debtors and the Noteholder Group.

14 125. “Rejection Damages Claim” means a Claim arising from the rejection of an Executory Contract or Unexpired Lease for which the holder is required to file a Proof of Claim pursuant to Article VI of this Plan. 126. “Related Party” means each of, and in each case in its capacity as such, current and former directors, managers, officers, committee members, members of any governing body, advisory board members, members, equity holders (regardless of whether such interests are held directly or indirectly), affiliated investment funds or investment vehicles, managed accounts or funds, management companies, fund advisors or managers, predecessors, participants, successors, assigns, representatives, subsidiaries, Affiliates, partners, limited partners, general partners, principals, employees, agents, trustees, financial advisors, attorneys (including any other attorneys or professionals retained by any current or former director or manager in his or her capacity as director or manager of an entity), accountants, investment bankers, investment advisors, consultants, and other professionals and advisors and any such Related Party’s respective heirs, executors, estates, and nominees. 127. “Released Party” means each of, and in each case in its capacity as such: (a) each Debtor; (b) each Reorganized Debtor; (c) each DIP Lender; (d) the Noteholder Group and each Noteholder; (e) the Indenture Trustee; (f) the Revolving ABL Agent; (g) each Revolving ABL Lender; (h) the Exit Facility Agents; (i) each lender under the Exit Facilities; (j) any statutory committee appointed in these Chapter 11 Cases and its members; (k) each current and former Affiliate of each Entity in clause (a) through the following clause (l); and (l) each Related Party of each Entity in clause (a) through this clause (l); provided that, in each case, an Entity shall not be a Released Party if it (x) elects to opt out of the releases provided by this Plan or (y) timely objects to the releases provided by this Plan through a formal objection Filed on the docket of the Chapter 11 Cases that is not resolved before Confirmation. 128. “Releasing Parties” means each of, and in each case in its capacity as such: (a) each Debtor; (b) each Reorganized Debtor; (c) each DIP Lender; (d) each Noteholder; (e) the Indenture Trustee; (f) the Revolving ABL Agent; (g) each Revolving ABL Lender; (h) the Exit Facility Agents; (i) each lender under the Exit Facilities; (j) any statutory committee appointed in these Chapter 11 Cases and its members; (k) all Holders of Claims or Interests that vote to accept this Plan and who do not affirmatively opt out of the releases provided in this Plan; (l) all Holders of Claims or Interests that are deemed to accept this Plan and who do not affirmatively opt out of the releases provided in this Plan; (m) all Holders of Claims or Interests that vote to reject this Plan or are deemed to reject this Plan and who do not affirmatively opt out of the releases provided by the Plan; (n) all Holders of Claims or Interests whose vote to accept or reject this Plan is solicited but who do not vote either to accept or to reject this Plan and do not affirmatively opt out of the releases provided in the Plan; (o) each current and former Affiliate of each Entity in clause (a) through the following clause (p); and (p) each Related Party of each Entity in clause (a) through this clause (n) solely to the extent such Related Party may assert Claims or Causes of Action on behalf of or in a derivative capacity by or through an Entity in clause (a) through clause (n); provided that, in each case, an Entity shall not be a Releasing Party if it (x) elects to opt out of the Third-Party Release or

15 (y) timely objects to the Third-Party Release through a formal objection Filed on the docket of the Chapter 11 Cases that is not resolved before Confirmation. 129. “Reorganized Debtors” means a Debtor, or any successor or assign thereto, by merger, consolidation, or otherwise, on and after the Effective Date. 130. “Reorganized ICD” means ICD, or any successor or assign, by merger, consolidation, or otherwise, on or after the Effective Date. 131. “Restructuring Transactions” means all actions as may be necessary or appropriate to effect any transaction described in, approved by, contemplated by, or necessary to effectuate this Plan, including the payoff of the DIP Facility in accordance with the terms of this Plan, the Exit Facilities, and the issuance of all securities, notes, instruments, certificates, and other documents required to be issued pursuant to this Plan, in each case in a manner acceptable to the Debtors and the Noteholder Group. 132. “Retained Causes of Action Schedule” means the schedule of specifically enumerated Causes of Action of the Debtors to be retained by the Debtors on and after the Effective Date, as the same may be amended, modified, or supplemented from time to time; provided that such schedule shall be in form and substance acceptable to the Debtors, the Noteholder Group and the Exit Facility Agents. 133. “SEC” means the Securities and Exchange Commission. 134. “Section 1125(e) Parties” means each of the following, solely in their respective capacities as such: (a) each of the Exculpated Parties; (b) the directors and officers of any of the Debtors; (c) the Reorganized Debtors, (d) DIP Lenders, (e) Exit Facility Agents, (f) each lender under the Exit Facilities, (g) Noteholders, (h) Indenture Trustee, and with respect to each of the foregoing, such Entity’s Related Parties, each in their capacity as such. 135. “Secured” means, when referring to a Claim, (a) secured by a Lien on collateral to the extent of the value of such collateral, as determined in accordance with section 506(a) of the Bankruptcy Code or (b) subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code. 136. “Secured Claim” means a Claim: (a) secured by a valid, perfected, and enforceable Lien on collateral to the extent of the value of such collateral, as determined in accordance with section 506(a) of the Bankruptcy Code or (b) subject to a valid right of setoff pursuant to section 553 of the Bankruptcy Code. 137. “Secured Tax Claim” means any Secured Claim that, absent its Secured status, would be entitled to priority in right of payment under section 507(a)(8) of the Bankruptcy Code (determined irrespective of time limitations), including any related Secured Claim for penalties. 138. “Securities Act” means the Securities Act of 1933, as amended, 15 U.S.C. §§ 77a-77aa, or any similar federal, state, or local law.

16 139. “Security” means any security, as defined in section 2(a)(1) of the Securities Act. 140. “Third-Party Release” means the consensual releases of the Released Parties provided for in Section IX.D of this Plan. 141. “Unexpired Lease” means a lease to which one or more of the Debtors is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code. 142. “Unimpaired” means with respect to a Class of Claims or Interests, a Class of Claims or Interests that is not Impaired. 143. “Workers’ Compensation Program” means the written contracts, agreements, agreements of indemnity, self-insured bonds, policies, programs, and plans for workers’ compensation and workers’ compensation insurance issued to or entered into at any time by any of the Debtors. B. Rules of Interpretation For purposes of this Plan, unless otherwise provided herein: (1) whenever from the context it is appropriate, each term, whether stated in the singular or the plural, will include both the singular and the plural; (2) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release, or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (3) any reference herein to an existing document, schedule, exhibit, or annex, whether or not Filed, having been Filed or to be Filed shall mean that document, schedule, exhibit, or annex, as it may thereafter be amended, modified, or supplemented; (4) any reference to an Entity as a Holder of a Claim or Interest includes that Entity’s successors and assigns; (5) unless otherwise specified, all references herein to exhibits are references to exhibits in the Plan Supplement; (6) all references in this Plan to Articles or Section are references to Articles or Sections of this Plan, as the same may be amended, waived or modified from time to time in accordance with the terms hereof; (7) the words “herein,” “hereof,” “hereto,” “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section, paragraph, or clause contained in this Plan; (8) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation and shall be deemed to be followed by the words “without limitation;” (9) subject to the provisions of any contract, certificate of incorporation, by-law, instrument, release, or other agreement or document entered into in connection with this Plan, the rights and obligations arising pursuant to this Plan shall be governed by, and construed and enforced in accordance with the applicable federal law, including the Bankruptcy Code and Bankruptcy Rules; (10) any term used in capitalized form herein that is not otherwise defined but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules, as the case may be; (11) all references to docket numbers of documents Filed in the Chapter 11 Cases are references to the docket numbers under the Bankruptcy Court’s CM/ECF system; (12) any immaterial effectuating provisions may be interpreted by the Reorganized Debtors, with the reasonable consent of the Noteholder Group, in such a manner that is consistent

17 with the overall purpose and intent of this Plan all without further notice to or action, order, or approval of the Bankruptcy Court or any other Entity; (13) captions and headings to Articles or Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; and (14) any reference to an Entity’s “subsidiaries” means its direct and indirect subsidiaries. C. Computation of Time In computing any period of time prescribed or allowed by this Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply. In the event that any payment, distribution, act or deadline under this Plan is required to be made or performed or occurs on a day that is not a Business Day, then such payment, distribution, act or deadline shall be deemed to occur on the next succeeding Business Day, but if so made, performed or completed by such next succeeding Business Day, shall be deemed to have been completed or to have occurred as of the required date. Any action to be taken on the Effective Date may be taken on or as soon as reasonably practicable after the Effective Date. D. Reference to Monetary Figures All references in this Plan to monetary figures shall refer to currency of the United States of America, unless otherwise expressly provided herein. E. Reference to the Debtors or the Reorganized Debtors Except as otherwise specifically provided in this Plan to the contrary, references in this Plan to the Debtors or the Reorganized Debtors shall mean the Debtors and the Reorganized Debtors, as applicable, to the extent the context requires. F. Controlling Document Except as set forth in this Plan, to the extent that any provision of the Disclosure Statement, the Plan Supplement, or any other order (other than the Confirmation Order) referenced in this Plan (or any exhibits, annexes, schedules, appendices, supplements, or amendments to any of the foregoing), conflicts with or is in any way inconsistent with any provision of this Plan, this Plan shall govern and control. In the event of an inconsistency between the Confirmation Order and this Plan, the Confirmation Order shall control. G. Consent Rights Notwithstanding anything herein to the contrary, any and all consent rights of the parties to the DIP Documents, as set forth in the DIP Documents(including the annexes thereto) with respect to the form and substance of this Plan, all exhibits and annexes to this Plan, the Plan Supplement, and all other Definitive Documentation, including any amendments, restatements, supplements, or other modifications to such agreements and documents, and any consents, waivers, or other deviations under or from any such documents, shall be incorporated herein by this reference (including to the applicable definitions in Section I.A hereof) and fully enforceable as if stated in full herein.

18 ARTICLE II. ADMINISTRATIVE EXPENSE CLAIMS, DIP CLAIMS, PRIORITY CLAIMS, AND RESTRUCTURING EXPENSES In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims, DIP Claims, Professional Claims, and Priority Tax Claims have not been classified and, thus, are excluded from the Classes of Claims and Interests set forth in Article III hereof. A. General Administrative Expense Claims Unless otherwise agreed to by the Holder of an Allowed General Administrative Expense Claim and, with the reasonable consent of the Noteholder Group, the Debtors or the Reorganized Debtors, as applicable, each Holder of an Allowed General Administrative Expense Claim will receive in full and final satisfaction of its General Administrative Expense Claim, at the option of the Debtors (with the consent of the Noteholder Group), (A) an amount of Cash equal to the unpaid amount of such Allowed Administrative Expense Claim in accordance with the following: (1) if an General Administrative Expense Claim is Allowed on or prior to the Effective Date, on the Effective Date or as soon as reasonably practicable thereafter (or, if not then due, when such Allowed General Administrative Expense Claim is due or as soon as reasonably practicable thereafter); (2) if such General Administrative Expense Claim is not Allowed as of the Effective Date, no later than thirty (30) days after the date on which an order allowing such General Administrative Expense Claim becomes a Final Order, or as soon as reasonably practicable thereafter; (3) if such Allowed General Administrative Expense Claim is based on liabilities incurred by the Debtors in the ordinary course of their business after the Petition Date in accordance with the terms and conditions of the particular transaction giving rise to such Allowed General Administrative Expense Claim without any further action by the Holders of such Allowed General Administrative Expense Claim; (4) at such time and upon such terms as may be agreed upon by such Holder and the Debtors or the Reorganized Debtors, as applicable (with the reasonable consent of the Required Consenting Lenders); or (5) at such time and upon such terms as set forth in an order of the Bankruptcy Court or (B) such other treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code. B. DIP Claims On the Effective Date, in full satisfaction of each Allowed DIP Claim, each Holder thereof shall receive, in full satisfaction of its Allowed DIP Claims, distribution of Cash and/or commitments under the Exit Term Loan Facility in the manner set forth in the Exit Term Loan Facility Documents. C. Professional Claims 1. Final Fee Applications and Payment of Professional Claims All requests for payment of Professional Claims for services rendered and reimbursement of expenses incurred prior to the Effective Date must be Filed no later than the Administrative Expense Claims Bar Date. The Reorganized Debtors shall pay Professional Claims in Cash in the

19 amount the Bankruptcy Court allows, including from the Professional Claim Escrow Account, which the Reorganized Debtors will establish in trust for the Professionals and fund with Cash equal to the Professional Claim Reserve Amount on the Effective Date. 2. Professional Claim Escrow Account On the Effective Date, the Reorganized Debtors shall fund the Professional Claim Escrow Account with Cash equal to the aggregate Professional Claim Reserve Amount for all Professionals. The Professional Claim Escrow Account shall be maintained in trust for the Professionals. Such funds in the Professional Claim Escrow Account shall not constitute property of the Debtors’ Estates or property of the Reorganized Debtors, except as otherwise expressly set forth in the last sentence of this paragraph. The amount of Professional Claims owing to the Professionals on and after the Effective Date shall be paid in Cash to such Professionals from funds held in the Professional Claim Escrow Account, without interest or other earnings therefrom, as soon as reasonably practicable after such Claims are Allowed by a Bankruptcy Court order. When all Allowed Professional Claims have been paid in full, amounts remaining in the Professional Claim Escrow Account, if any, shall revert to the Reorganized Debtors. 3. Professional Claim Reserve Amount Professionals shall reasonably estimate their unpaid Professional Claims and other unpaid fees and expenses incurred in rendering services to the Debtors before and as of the Effective Date, and shall deliver such estimate to the Debtors no later than five days before the Effective Date; provided, however, that such estimate shall not be deemed to limit the amount of the fees and expenses that are the subject of each Professional’s final request for payment in the Chapter 11 Cases. If a Professional does not provide an estimate, the Debtors or Reorganized Debtors may estimate the unpaid and unbilled fees and expenses of such Professional. 4. Post-Confirmation Date Fees and Expenses Except as otherwise specifically provided in this Plan, from and after the Confirmation Date, the Debtors or Reorganized Debtors shall, in the ordinary course of business and without any further notice to or action, order, or approval of the Bankruptcy Court, pay in Cash the reasonable and documented legal, professional, or other fees and expenses related to implementation of this Plan and Consummation incurred by the Debtors or Reorganized Debtors. Upon the Effective Date, any requirement that Professionals comply with sections 327 through 331, 363, and 1103 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date shall terminate, and the Debtors may employ and pay any Professional in the ordinary course of business without any further notice to or action, order, or approval of the Bankruptcy Court. D. Payment of Restructuring Expenses Prior to or on the Effective Date, the Debtors shall promptly pay in Cash in full any and all accrued but unpaid reasonable Noteholder Group’s Fees and Expenses for which the Debtors have received invoices or estimates prior to the Effective Date (in each case whether accrued prepetition

20 or postpetition and to the extent not otherwise paid during the Chapter 11 Cases) without application by any such parties to the Bankruptcy Court, and without notice and a hearing, pursuant to section 1129(a)(4) of the Bankruptcy Code or otherwise. Following the Effective Date, the Reorganized Debtors shall pay the Noteholder Group’s Fees and Expenses in the ordinary course of business for all reasonable and documented fees incurred in connection with the Chapter 11 Cases, this Plan and the Restructuring Transactions, including the implementation and consummation thereof, without further Bankruptcy Court order. E. Priority Tax Claims Except to the extent that a Holder of an Allowed Priority Tax Claim and the Debtors (with the consent of the Noteholder Group) agree to a less favorable treatment, in full and final satisfaction, settlement, release, and discharge of and in exchange for each Allowed Priority Tax Claim, each Holder of such Allowed Priority Tax Claim shall be treated in accordance with the terms set forth in section 1129(a)(9)(C) of the Bankruptcy Code. F. Statutory Fees All fees payable pursuant to section 1930(a) of the chapter 123 of title 28 of the United States Code, as determined by the Bankruptcy Court at a hearing pursuant to section 1128 of the Bankruptcy Code, shall be paid by each of the Reorganized Debtors (or the Disbursing Agent on behalf of each of the Reorganized Debtors) for each quarter (including any fraction thereof) until the earlier of entry of a final decree closing such Chapter 11 Cases or an order of dismissal or conversion, whichever comes first. ARTICLE III. CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS A. Classification of Claims and Interests The categories of Claims and Interests listed below classify Claims and Interests for all purposes, including voting, Confirmation and distribution pursuant hereto and pursuant to sections 1122 and 1123(a) of the Bankruptcy Code. This Plan deems a Claim or Interest to be classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and shall be deemed classified in a different Class to the extent that any remainder of such Claim or Interest qualifies within the description of such different Class. A Claim or Interest is in a particular Class for purposes of distribution only to the extent that any such Claim or Interest is Allowed in that Class and has not been paid or otherwise settled prior to the Effective Date. In accordance with section 1123(a)(1) of the Bankruptcy Code and as described in Article II, the Debtors have not classified Administrative Expense Claims (including DIP Claims and Professional Claims) and Priority Tax Claims. The classification of Claims and Interests against the Debtors pursuant to this Plan is as follows:

21 B. Treatment of Claims and Interests Each Holder of an Allowed Claim or Allowed Interest, as applicable, shall receive under this Plan the treatment described below in full and final satisfaction, settlement, release, and discharge of and in exchange for such Holder’s Allowed Claim or Allowed Interest, except to the extent different treatment is agreed to by the Reorganized Debtors and the Holder of such Allowed Claim or Allowed Interest, as applicable. Unless otherwise indicated, the Holder of an Allowed Claim or Allowed Interest, as applicable, shall receive such treatment on the Effective Date or as soon as reasonably practicable thereafter. 1. Class 1 – Other Secured Claims (a) Classification: Class 1 consists of all Other Secured Claims. (b) Treatment: Subject to Article VIII hereof, except to the extent that a Holder of an Allowed Other Secured Claim against any of the Debtors has agreed to less favorable treatment of such Claim, on, or as soon as reasonably practicable after, the later of (i) the Effective Date if such Other Secured Claim is an Allowed Other Secured Claim as of the Effective Date or (ii) the Class Claims and Interests Status Voting Rights Class 1 Other Secured Claims Unimpaired Not Entitled to Vote (Deemed to Accept) Class 2 Other Priority Claims Unimpaired Not Entitled to Vote (Deemed to Accept) Class 3 Revolving ABL Claims Unimpaired Not Entitled to Vote (Deemed to Accept) Class 4 Notes Claims Impaired Entitled to Vote Class 5 General Unsecured Claims Unimpaired Not Entitled to Vote (Deemed to Accept) Class 6 Intercompany Claims Unimpaired / Impaired Not Entitled to Vote (Deemed to Accept or Reject) Class 7 Existing Equity Interests Impaired Not Entitled to Vote (Deemed to Reject) Class 8 Existing ICD Subsidiary Equity Interest Unimpaired Not Entitled to Vote (Deemed to Accept)

22 date on which such Other Secured Claim becomes an Allowed Other Secured Claim, each Holder of an Allowed Other Secured Claim shall receive, at the option of the applicable Debtor, in each case, with the consent of the Noteholder Group: (i) payment in full in Cash of its Allowed Other Secured Claim; (ii) Reinstatement of its Allowed Other Secured Claim; or (iii) such other treatment that renders its Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code; provided, however, that Other Secured Claims arising out of obligations incurred by any Debtor in the ordinary course of business may be paid in the ordinary course of business by such applicable Debtor or Reorganized Debtor in accordance with the terms and conditions of any agreements relating thereto without further notice to or order of the Bankruptcy Court. (c) Voting: Class 1 is Unimpaired under this Plan. Holders of Claims in Class 1 are conclusively presumed to have accepted this Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject this Plan. 2. Class 2 – Other Priority Claims (a) Classification: Class 2 consists of all Other Priority Claims. (b) Treatment: Subject to Article VIII hereof, except to the extent that a Holder of an Allowed Other Priority Claim against any of the Debtors has agreed to less favorable treatment of such Claim, on, or as soon as reasonably practicable after, the later of (i) the Effective Date if such Other Priority Claim is an Allowed Other Priority Claim as of the Effective Date or (ii) the date on which such Other Priority Claim becomes an Allowed Other Priority Claim, each Holder of an Allowed Other Priority Claim shall receive, at the option of the applicable Debtor, in each case, with the consent of the Noteholder Group: (i) payment in full in Cash of its Allowed Other Priority Claim; (ii) Reinstatement of its Allowed Other Priority Claim; or (iii) such other treatment that renders its Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code; provided, however, that Other Priority Claims arising out of obligations incurred by any Debtor in the ordinary course of business may be paid in the ordinary course of business by such

23 applicable Debtor or Reorganized Debtor in accordance with the terms and conditions of any agreements relating thereto without further notice to or order of the Bankruptcy Court. (c) Voting: Class 2 is Unimpaired under this Plan. Holders of Claims in Class 2 are conclusively presumed to have accepted this Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject this Plan. 3. Class 3 – Revolving ABL Claims (a) Classification: Class 3 consists of all Revolving ABL Claims. (b) Allowance: On the Effective Date, the Revolving ABL Claims, and all Liens securing such Revolving ABL Claims shall continue in full force and effect on and after the Effective Date, as amended and restated by and in accordance with the Exit ABL Facility Agreement and the Exit ABL Facility Documents, and nothing in this Plan shall or shall be construed to release, discharge, relieve, limit or impair in any way the rights of any Holder of a Revolving ABL Claim or any Lien securing any such claim, all of which shall be amended and restated by the Exit ABL Facility, without offset, recoupment, reductions, or deductions of any kind, plus any accrued and unpaid interest payable on such amounts through the date that each Holder of an Allowed Revolving ABL Claim receives the treatment provided under this Plan. (c) Treatment: Upon the closing of the DIP Facility pursuant to the terms of the DIP Documents, each Holder of an Allowed Revolving ABL Claim shall have received payment in full in Cash or such other treatment that renders its Revolving ABL Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code. (d) Voting: Class 3 is Unimpaired under this Plan. Holders of Claims in Class 3 are conclusively presumed to have accepted this Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject this Plan. 4. Class 4 – Notes Claims (a) Classification: Class 4 consists of all Notes Claims. (b) Allowance: On the Effective Date, the Notes Claims shall be Allowed without offset, recoupment, reductions, or deductions of any kind in the amount of $206,774,306, plus any accrued and unpaid interest payable on such amounts through the date that each Holder of an Allowed Notes Claim receives the treatment provided under this Plan.

24 (c) Treatment: On the Effective Date, (a) the Liens securing the Notes Claims shall continue in full force and effect on and after the Effective Date, as amended and restated by and in accordance with the Exit Term Loan Facility Loan Agreement and the Exit Term Loan Facility Documents, and nothing in this Plan shall or shall be construed to release, discharge, relieve, limit or impair in any way the rights of any Holder of a Notes Claim or any Lien securing any such claim, all of which shall be amended and restated by the Exit Term Loan Facility, without offset, recoupment, reductions, or deductions of any kind and (b) each Holder of an Allowed Notes Claim shall receive its Pro Rata share of (a) 100% of the New Common Stock, subject to dilution on account of any equity issued pursuant to the Management Incentive Plan and (b) on account of the Additional Notes, solely $7.5 million, plus the amount of accrued and unpaid interest on the Additional Notes, in principal amount of the loans under the Exit Term Loan Facility. (d) Voting: Class 4 is Impaired under this Plan. Holders of Claims in Class 4 are entitled to vote to accept or reject this Plan. 5. Class 5 – General Unsecured Claims (a) Classification: Class 5 consists of all General Unsecured Claims against the Debtors. (b) Treatment: The legal, equitable, and contractual rights of the Holders of General Unsecured Claims are unaltered by this Plan. On or as soon as practicable after the earliest to occur of the Effective Date and the date such Claim becomes due in the ordinary course of business, each Holder of an Allowed General Unsecured Claim shall receive payment in full in Cash on account of its Allowed General Unsecured Claim or such other treatment as would render such Claim Unimpaired (in each case except to the extent that a holder of a General Unsecured Claim agrees to less favorable treatment with the prior written consent of the Noteholder Group). (c) Voting: Class 5 is Unimpaired under this Plan. Holders of Claims in Class 5 are conclusively presumed to have accepted this Plan pursuant to section 1126(f) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject this Plan. 6. Class 6 – Intercompany Claims (a) Classification: Class 6 consists of all Intercompany Claims. (b) Treatment: On the Effective Date, each Intercompany Claim shall be, at the option of the applicable Debtor with the prior written consent of the Noteholder Group, either: (i) Reinstated on the Effective Date; or

25 (ii) canceled, released, and extinguished, and will be of no further force or effect without any distribution. (c) Voting: Pursuant to sections 1126(f) and 1126(g) of the Bankruptcy Code, Holders of Intercompany Claims against the Debtors are not entitled to vote to accept or reject this Plan. 7. Class 7 – Existing Equity Interests (a) Classification: Class 8 consists of all Existing Equity Interests. (b) Treatment: On the Effective Date, each Existing Equity Interest shall be canceled, released, and extinguished, and will be of no further force or effect. (c) Voting: Class 8 is Impaired under this Plan. Holders of Existing Equity Interests in Class 8 are conclusively presumed to have rejected this Plan pursuant to section 1126(g) of the Bankruptcy Code. Therefore, such Holders are not entitled to vote to accept or reject this Plan. 8. Class 8 – Existing ICD Subsidiary Equity Interests (a) Classification: Class 9 consists of all Existing ICD Subsidiary Equity Interests. (b) Treatment: On the Effective Date, each Existing ICD Subsidiary Equity Interest shall be Reinstated. (c) Voting: Pursuant to sections 1126(f) and 1126(g) of the Bankruptcy Code, Holders of Existing ICD Subsidiary Equity Interests are not entitled to vote to accept or reject this Plan. C. Special Provision Governing Unimpaired Claims Except as otherwise provided in this Plan, nothing under this Plan shall affect or limit the Debtors’ or the Reorganized Debtors’ rights and defenses (whether legal or equitable) regarding any Unimpaired or Reinstated Claim, including, without limitation, all rights regarding legal and equitable defenses to, or setoffs or recoupments against, any such Unimpaired or Reinstated Claim. D. Elimination of Vacant Classes Any Class of Claims or Interests that does not have a Holder of an Allowed Claim or Allowed Interest or a Claim or Interest temporarily Allowed by the Bankruptcy Court as of the date of the Confirmation Hearing shall be deemed eliminated from this Plan for purposes of voting to accept or reject this Plan and for purposes of determining acceptance or rejection of this Plan by such Class pursuant to section 1129(a)(8) of the Bankruptcy Code.

26 E. Controversy Concerning Impairment If a controversy arises as to whether any Claims or Interests, or any Class of Claims or Interests, are Impaired, the Bankruptcy Court shall, after notice and a hearing, determine such controversy on or before the Confirmation Date. F. Subordinated Claims The allowance, classification, and treatment of all Allowed Claims and Allowed Interests (as applicable) and the respective distributions and treatments under this Plan take into account and conform to the relative priority and rights of the Claims and Interests in each Class in connection with any contractual, legal, and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, section 510(b) of the Bankruptcy Code, or otherwise. Pursuant to section 510 of the Bankruptcy Code, the Reorganized Debtors reserve the right to re-classify any Allowed Claim or Allowed Interest (as applicable) in accordance with any contractual, legal, or equitable subordination relating thereto. G. Discharge of Claims Pursuant to section 1141(c) of the Bankruptcy Code, all Claims and Interests that are not expressly provided for and preserved herein (or in any contract, instrument, release or other agreement or document created pursuant to this Plan) shall be discharged and extinguished upon the Effective Date, and the Debtors and all property dealt with herein shall be free and clear of all such Claims and Interests, including, without limitation, liens, security interests and any and all other encumbrances. ARTICLE IV. ACCEPTANCE OR REJECTION OF PLAN A. Presumed Acceptance by Non-Voting Classes Classes 1, 2, 3, 5, and 6 (in the event Unimpaired), and 8 are Unimpaired under this Plan. Therefore, the Holders of Claims or Interests in such Classes are deemed to have accepted this Plan pursuant to section 1126(f) of the Bankruptcy Code and are not entitled to vote to accept or reject this Plan. B. Voting Class Class 4 is Impaired under this Plan. The Holders of Claims in such Class are entitled to vote to accept or reject this Plan. C. Acceptance by Impaired Class Pursuant to section 1126(c) of the Bankruptcy Code and except as otherwise provided in section 1126(e) of the Bankruptcy Code, an Impaired Class of Claims has accepted this Plan if the Holders of at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims in such Class actually voting have voted to accept this Plan.

27 D. Confirmation Pursuant to Sections 1129(a)(10) and 1129(b) of the Bankruptcy Code Section 1129(a)(10) of the Bankruptcy Code shall be satisfied for purposes of Confirmation by acceptance of this Plan by one or more of the Classes entitled to vote pursuant to Section III.B of this Plan. The Debtors reserve the right, with the consent of the Noteholder Group, to modify this Plan in accordance with Article XI hereof to the extent, if any, that Confirmation pursuant to section 1129(b) of the Bankruptcy Code requires modification, including by modifying the treatment applicable to a Class of Claims or Interests to render such Class of Claims or Interests Unimpaired to the extent permitted by the Bankruptcy Code and the Bankruptcy Rules. If a controversy arises as to whether any Claims or Interests, or any class of Claims or Interests, are Impaired, the Bankruptcy Court shall, after notice and a hearing, determine such controversy on or before the Confirmation Date. ARTICLE V. MEANS FOR IMPLEMENTATION OF THIS PLAN A. No Substantive Consolidation This Plan is being proposed as a joint prepackaged plan of reorganization of the Debtors for administrative purposes only and constitutes a separate chapter 11 plan or reorganization of each Debtor. This Plan is not premised upon the substantive consolidation of the Debtors with respect to the Classes of Claims or Interests set forth in this Plan; provided that the Reorganized Debtors may consolidate Allowed Claims on a per Class basis for voting purposes. B. General Settlement of Claims and Interests As discussed in detail in the Disclosure Statement and as otherwise provided herein, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, distributions, releases, and other benefits provided under this Plan, upon the Effective Date, the provisions of this Plan shall constitute a good faith compromise and settlement of all Claims and Interests and controversies resolved pursuant to this Plan, including (1) any challenge to the amount, validity, perfection, enforceability, priority or extent of the DIP Claims, Revolving ABL Claims, or the Notes Claims, and (2) any claim to avoid, subordinate, or disallow any DIP Claims, Revolving ABL Claims, or Notes Claims, whether under any provision of chapter 5 of the Bankruptcy Code, on any equitable theory (including equitable subordination, equitable disallowance, or unjust enrichment) or otherwise. This Plan shall be deemed a motion to approve the good faith compromise and settlement of all such Claims, Interests, and controversies pursuant to Bankruptcy Rule 9019, and the entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of such compromise and settlement under section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, as well as a finding by the Bankruptcy Court that such settlement and compromise is fair, equitable, reasonable and in the best interests of the Debtors and their Estates. Subject to Article VII hereof, all distributions made to Holders of Allowed Claims and Allowed Interests (as applicable) in any Class are intended to be and shall be final.

28 C. Restructuring Transactions On or before the Effective Date, the applicable Debtors or the Reorganized Debtors shall, subject to the consent of the Noteholder Group, enter into and shall take any actions as may be necessary or appropriate to effect the Restructuring Transactions. The actions to implement the Restructuring Transactions may include, among other things: (1) the execution and delivery of appropriate agreements or other documents that are consistent with the terms of this Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of this Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, formation, reincorporation, merger, consolidation, conversion, amalgamation, arrangement, continuance, or dissolution pursuant to applicable state or provincial law; and (4) all other actions that the applicable Entities determine to be necessary, including making filings or recordings that may be required by applicable law in connection with this Plan. The Confirmation Order shall, and shall be deemed to, pursuant to sections 363 and 1123 of the Bankruptcy Code, authorize and approve, among other things, the Restructuring Transactions and all actions as may be necessary or appropriate to effect any transaction described in, contemplated by, or necessary to effectuate this Plan. D. Reorganized Debtors On the Effective Date, the New Board shall be established, and the Reorganized Debtors shall adopt their New Organizational Documents, which shall be consistent with this Plan. The Reorganized Debtors shall be authorized to adopt any other agreements, documents, and instruments and to take any other actions contemplated under this Plan as necessary to consummate this Plan. Cash payments to be made pursuant to this Plan will be made by the Debtors or Reorganized Debtors, as applicable. The Debtors and Reorganized Debtors, as applicable, will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Debtors or Reorganized Debtors, as applicable, to satisfy their obligations under this Plan. Except as set forth herein, any changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtors’ historical intercompany account settlement practices and will not violate the terms of this Plan. From and after the Effective Date, the Reorganized Debtors, subject to any applicable limitations set forth in the Definitive Documentation, shall have the right and authority without further order of the Bankruptcy Court to raise additional capital and obtain additional financing as the boards of directors or members of the applicable Reorganized Debtors deem appropriate. E. Sources for Plan Distributions The Debtors and the Reorganized Debtors, as applicable, shall fund distributions under this Plan with: (1) Cash on hand, including Cash from operations and (2) proceeds from the Exit Facilities.

29 1. Exit Facilities On the Effective Date, the Reorganized Debtors shall enter into the Exit Facilities the terms of which will be set forth in the Exit Facilities Documents and acceptable to the Noteholder Group. In accordance with the terms and conditions set forth in the Exit Facilities Documents, and to the extent applicable, Confirmation of this Plan shall be deemed (a) an approval of the Exit Term Loan Facility and Exit ABL Facility (including the transactions contemplated thereby, and all actions to be taken, undertakings to be made, and obligations to be incurred and fees paid (at any time) by the Debtors or the Reorganized Debtors, as applicable, in connection therewith and subject to all conditions set forth therein), to the extent not approved by the Bankruptcy Court previously, and (b) an authorization for the Debtors or the Reorganized Debtors, as applicable, to, without further notice to or order of the Bankruptcy Court, (i) execute and deliver those documents necessary or appropriate to obtain the Exit Facilities, including the Exit Term Loan Facility Documents and Exit ABL Facility Documents and (ii) act or take action under applicable law, regulation, order, or rule or vote, consent, authorization, or approval of any Person, subject to such modifications as the Debtors or the Reorganized Debtors, as applicable, may deem to be necessary to consummate the Exit Facilities. On the Effective Date, the Exit Facilities Documents shall constitute legal, valid, binding, and authorized obligations of the Reorganized Debtors, enforceable in accordance with their terms. The financial accommodations to be extended pursuant to the Exit Facilities Documents are being extended, and shall be deemed to have been extended, in good faith, for legitimate business purposes, are reasonable, shall not be subject to avoidance, recharacterization, or subordination (including equitable subordination) for any purposes whatsoever, and shall not constitute preferential transfers, fraudulent conveyances, or other voidable transfers under the Bankruptcy Code or any other applicable non-bankruptcy law. On the Effective Date, all of the Liens and security interests to be granted in accordance with the Exit Facilities Documents (1) shall be deemed to be granted, (2) shall be legal, binding, and enforceable Liens on, and security interests in, the collateral granted thereunder in accordance with the terms of the Exit Facilities Documents, (3) shall be deemed automatically perfected on the Effective Date (without any further action being required by the Debtors, the Reorganized Debtors, the applicable Exit Facility Agent, or any of the applicable Exit Facility Lenders), having the priority set forth in the Exit Facilities Documents and subject only to such Liens and security interests as may be permitted under the Exit Facilities Documents, and (4) shall not be subject to avoidance, recharacterization, or subordination (including equitable subordination) for any purposes whatsoever and shall not constitute preferential transfers, fraudulent conveyances, or other voidable transfers under the Bankruptcy Code or any applicable non-bankruptcy law. The Reorganized Debtors and the Entities granted such Liens and security interests are authorized to make all filings and recordings, and to obtain all governmental approvals and consents necessary to establish and perfect such Liens and security interests under the provisions of the applicable state, provincial, federal, or other law (whether domestic or foreign) that would be applicable in the absence of this Plan and the Confirmation Order (it being understood that perfection shall occur automatically by virtue of the entry of the Confirmation Order, and any such filings, recordings, approvals, and consents shall not be required), and will thereafter cooperate to make all other filings and recordings that

30 otherwise would be necessary under applicable law to give notice of such Liens and security interests to third parties. F. New Common Stock The issuance of the New Common Stock, including options or other equity awards reserved for the Management Incentive Plan by the Reorganized Debtors, shall be authorized without any further action by the Holders of Claims or Interests. The Reorganized Debtors shall be authorized to issue a certain number of shares of New Common Stock issued under this Plan and pursuant to their New Organizational Documents. On the Effective Date, the Debtors or Reorganized Debtors, as applicable, shall issue all Securities, notes, instruments, certificates, and other documents required to be issued pursuant to this Plan. All of the shares of New Common Stock issued pursuant to this Plan shall be duly authorized, validly issued, fully paid, and non-assessable. Each distribution and issuance referred to herein shall be governed by the terms and conditions set forth in this Plan applicable to such distribution or issuance and by the terms and conditions of the instruments evidencing or relating to such distribution or issuance, which terms and conditions shall bind each Entity receiving such distribution or issuance. Reorganized ICD intends to exist and operate as a private company after the Effective Date. As promptly as reasonably practicable following the Effective Date, Reorganized ICD expects to take all necessary steps to terminate the registration of all Securities under the Exchange Act and Securities Act, including to de-register its Existing Equity Interests, and to terminate its reporting obligations undersections 12, 13, and 15(d) of the Exchange Act, including by (1) filing, or causing any applicable national securities exchange to file, a Form 25 with the SEC under the Exchange Act, and (2) filing a Form 15 with the SEC under the Exchange Act. G. Corporate Existence Except as otherwise provided in this Plan or any agreement, instrument, or other document incorporated in this Plan or the Plan Supplement, each Debtor shall continue to exist after the Effective Date as a separate corporate entity, limited liability company, partnership, or other form, as the case may be, with all the powers of a corporation, limited liability company, partnership, or other form, as the case may be, pursuant to the applicable law in the jurisdiction in which each applicable Debtor is incorporated or formed and pursuant to the respective certificate of incorporation and bylaws (or other formation documents) in effect prior to the Effective Date, except to the extent such certificate of incorporation and bylaws (or other New Organizational Documents) are amended under this Plan or otherwise, and to the extent such documents are amended, such documents are deemed to be amended pursuant to this Plan and require no further action or approval (other than any requisite filings required under applicable state, provincial, or federal law). After the Effective Date, the respective certificate of incorporation and bylaws (or other New Organizational Documents) of one or more of the Reorganized Debtors may be amended or modified without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. After the Effective Date, one or more of the Reorganized Debtors may be disposed of, dissolved, wound down, or liquidated without

31 supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. H. Vesting of Assets in the Reorganized Debtors Except as otherwise provided in this Plan or any agreement, instrument, or other document incorporated in, or entered into in connection with or pursuant to, this Plan or Plan Supplement, pursuant to sections 1123(a)(5), 1123(b)(3), 1141(b) and (c) and other applicable provisions of the Bankruptcy Code, on or after the Effective Date, all property and assets of each Estate, all Causes of Action, and any property acquired by any of the Debtors pursuant to this Plan shall vest in each respective Reorganized Debtor, free and clear of all Liens, Claims, charges, or other encumbrances subject to Liens that survive the occurrence of the Effective Date (including, without limitation, Liens that secure the Exit Facilities and all other obligations of the Reorganized Debtors under the Exit Facilities Documents). On and after the Effective Date, except as otherwise provided in this Plan, each Reorganized Debtor may operate its business and may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules, other than restrictions expressly imposed by this Plan or the Confirmation Order. I. Cancellation of Existing Securities and Agreements On the Effective Date, except to the extent otherwise provided in this Plan, all notes, instruments, certificates, credit agreements, indentures, and other similar documents evidencing Claims or Interests, shall be cancelled and the obligations of the Debtors thereunder or in any way related thereto shall be deemed satisfied in full, cancelled, discharged, and of no force or effect. Holders of or parties to such canceled instruments, Securities, and other documentation will have no rights arising from or relating to such instruments, Securities, and other documentation, or the cancellation thereof, except the rights provided for pursuant to this Plan. Notwithstanding the occurrence of the Confirmation Date, Effective Date, or anything to the contrary herein, but subject to any applicable provisions of Article VII hereof, the DIP Term Sheet or the DIP Facility Documents, as applicable, the Indenture shall continue in effect solely to the extent necessary to: (1) permit Holders of Claims under the DIP Facility and the Indenture to receive their respective Plan Distributions, as applicable; (2) permit the Reorganized Debtors, the DIP Lenders, and the Indenture Trustee to make or assist in making, as applicable, Plan Distributions on account of the DIP Facility, the Indenture, and the Revolving ABL Credit Agreement, as applicable, and deduct therefrom such reasonable compensation, fees, and expenses (a) due to the DIP Lenders, the Indenture Trustee and Revolving ABL Agent, as applicable, or (b) incurred by the DIP Lenders and the Indenture Trustee in making such Plan Distributions; and (3) permit the DIP Lenders, the Indenture Trustee and Revolving ABL Agent to seek compensation and/or reimbursement of fees and expenses in accordance with the terms of this Plan. Except as provided in this Plan (including Article VII hereof), on the Effective Date, the DIP Lenders and the Indenture Trustee, and their respective agents, successors, and assigns shall be automatically and fully discharged of all of their duties and obligations associated with the DIP Facility and the Indenture, as applicable. The commitments and obligations (if any) of the DIP Lenders or the Noteholders to extend any further or future credit or financial accommodations to any of the Debtors, any of their respective

32 subsidiaries, or any of their respective successors or assigns under the DIP Facility and the Indenture, as applicable, shall fully terminate and be of no further force or effect on the Effective Date. J. Corporate Action Upon the Effective Date, all actions contemplated under this Plan shall be deemed authorized and approved in all respects, including: (1) adoption or assumption, as applicable, of the Assumed Employee Plans; (2) selection of the directors and officers for the New Board; (3) the issuance and distribution of the New Common Stock; (4) implementation of the Restructuring Transactions; (5) entry into the Exit Facilities Documents, as applicable; (6) all other actions contemplated under this Plan (whether to occur before, on, or after the Effective Date); (7) adoption of the New Organizational Documents; (8) the rejection, assumption, or assumption and assignment, as applicable, of Executory Contracts and Unexpired Leases; and (9) all other acts or actions contemplated or reasonably necessary or appropriate to promptly consummate the Restructuring Transactions contemplated by this Plan (whether to occur before, on, or after the Effective Date). All matters provided for in this Plan involving the corporate structure of the Debtors or the Reorganized Debtors, and any corporate, partnership, limited liability company, or other governance action required by the Debtors or the Reorganized Debtor, as applicable, in connection with this Plan shall be deemed to have occurred and shall be in effect, without any requirement of further action by the holders of Securities, members, directors, or officers of the Debtors or the Reorganized Debtors, as applicable, unless otherwise required by applicable law. On or prior to the Effective Date, as applicable, the appropriate officers of the Debtors or the Reorganized Debtors, as applicable, shall be authorized and directed to issue, execute, and deliver the agreements, documents, Securities, and instruments contemplated under this Plan (or necessary or desirable to effect the Restructuring Transactions contemplated under this Plan) in the name of and on behalf of the Reorganized Debtors, including the New Common Stock, the New Organizational Documents, the Exit Facilities Documents, and any and all other agreements, documents, Securities, and instruments relating to the foregoing. The authorizations and approvals contemplated by this Section V.J shall be effective notwithstanding any requirements under non-bankruptcy law, in each case in accordance with applicable law. K. New Organizational Documents On or immediately prior to the Effective Date, the New Organizational Documents shall be automatically adopted by the applicable Reorganized Debtors. To the extent required under this Plan or applicable non-bankruptcy law, each of the Reorganized Debtors will file its New Organizational Documents, as applicable, with the applicable Secretaries of State and/or other applicable authorities in its respective state or country of organization if and to the extent required in accordance with the applicable laws of the respective state or country of organization. The New Organizational Documents will prohibit the issuance of non-voting equity Securities, to the extent required under section 1123(a)(6) of the Bankruptcy Code. For the avoidance of doubt, the New Organizational Documents shall be consistent with this Plan and in form and substance reasonably acceptable to the Debtors and the Noteholder Group. After the Effective Date, the Reorganized Debtors may amend and restate their respective New Organizational Documents, and the Reorganized Debtors may file such amended certificates or articles of incorporation, bylaws, or

33 such other applicable formation documents, and other constituent documents as permitted by the laws of the respective states, provinces, or countries of incorporation and the New Organizational Documents, in each case in accordance with applicable law. L. Indemnification Provisions in Organizational Documents As of the Effective Date, the New Organizational Documents of each Reorganized Debtor shall, to the fullest extent permitted by applicable law, provide for the indemnification, defense, reimbursement, exculpation, and/or limitation of liability of, and advancement of fees and expenses to, current and former managers, directors, officers, employees, or agents at least to the same extent as the certificate of incorporation, bylaws, or similar organizational document of each of the respective Debtors on the Petition Date, against any claims or causes of action whether direct or derivative, liquidated or unliquidated, fixed, or contingent, disputed or undisputed, matured or unmatured, known or unknown, foreseen or unforeseen, asserted or unasserted. M. Directors and Officers of the Reorganized Debtors As of the Effective Date, the term of the current members of the board of directors of ICD shall expire, and all of the directors for the initial term of the New Board shall be selected by the Noteholder Group and shall include the Chief Executive Officer of Reorganized ICD. For the avoidance of doubt, the New Board shall be appointed in compliance with section 1129(a)(5) of the Bankruptcy Code. To the extent known, the identity of the members of the New Board will be disclosed in the Plan Supplement or prior to the Confirmation Hearing, consistent with section 1129(a)(5) of the Bankruptcy Code. Each director and officer of the Reorganized Debtors shall serve from and after the Effective Date pursuant to the terms of the applicable New Organizational Documents and other constituent documents. In subsequent terms, the directors of the Reorganized Debtors shall be selected in accordance with the New Organizational Documents. N. Effectuating Documents; Further Transactions On and after the Effective Date, the Reorganized Debtors, and their respective officers, directors, members, or managers (as applicable), are authorized to and may issue, execute, deliver, File, or record such contracts, Securities, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of this Plan and the Securities issued pursuant to this Plan in the name of and on behalf of the Reorganized Debtors, without the need for any approvals, authorization, or consents except for those expressly required pursuant to this Plan. O. Section 1146 Exemption To the fullest extent permitted by section 1146(a) of the Bankruptcy Code, any transfers (whether from a Debtor to a Reorganized Debtor or to any other Person) of property under or in connection with this Plan, including pursuant to: (1) the issuance, distribution, transfer, or exchange of any debt, equity Security, or other interest in the Debtors or the Reorganized Debtors; (2) the Restructuring Transactions; (3) the creation, modification, consolidation, termination,

34 refinancing, and/or recording of any mortgage, deed of trust, or other security interest, or the securing of additional indebtedness by such or other means; (4) the making, assignment, or recording of any lease or sublease; (5) the grant of collateral as security for the Reorganized Debtors’ obligations under and in connection with the Exit Facilities; or (6) the making, delivery, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, this Plan, including any deeds, bills of sale, assignments, or other instrument of transfer executed in connection with any transaction arising out of, contemplated by, or in any way related to this Plan, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, personal property transfer tax, sales or use tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, or other similar tax or governmental assessment, and upon entry of the Confirmation Order, the appropriate state or local governmental officials or agents shall forego the collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee, or governmental assessment. All filing or recording officers (or any other Person with authority over any of the foregoing), wherever located and by whomever appointed, shall comply with the requirements of section 1146(a) of the Bankruptcy Code, shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. P. Director and Officer Liability Insurance The Reorganized Debtors shall obtain new director and officer liability insurance policies to cover the New Board effective as of the Effective Date. In addition, after the Effective Date, for a period of at least six (6) years, none of the Reorganized Debtors shall terminate or otherwise reduce the coverage under any “tail” D&O Liability Insurance Policies covering the Debtors’ current boards of directors in effect on or after the Petition Date, with respect to conduct occurring prior thereto, and, subject to the terms of the applicable D&O Liability Insurance Policies, all directors and officers of the Debtors who served in such capacity at any time prior to the Effective Date shall be entitled to the full benefits of any such policy for the full term of such policy, to the extent set forth therein, regardless of whether such directors and officers remain in such positions after the Effective Date. Q. Management Incentive Program On the Effective Date or as soon as practicable thereafter, the New Board shall adopt and implement the Management Incentive Plan pursuant to, and consistent with, the terms set forth in this Plan. Solely to the extent required under section 1129(a)(5) of the Bankruptcy Code, the Management Incentive Plan shall be disclosed in the Plan Supplement. The New Board shall determine the timing and specific allocation of New Common Stock in Reorganized ICD.

35 R. Employee and Retiree Benefits Unless otherwise provided herein, all employee wages, compensation, and benefit programs in place as of the Effective Date with the Debtors shall be assumed by the Reorganized Debtors and shall remain in place as of the Effective Date, and the Reorganized Debtors will continue to honor such agreements, arrangements, programs, and plans. Notwithstanding the foregoing, pursuant to section 1129(a)(13) of the Bankruptcy Code, from and after the Effective Date, all retiree benefits (as such term is defined in section 1114 of the Bankruptcy Code), if any, shall continue to be paid in accordance with applicable law. S. Preservation of Causes of Action In accordance with section 1123(b) of the Bankruptcy Code, but subject to Article IX hereof, each Reorganized Debtor, as applicable, shall retain and may enforce all rights to commence and pursue, as appropriate, any and all Causes of Action of the Debtors, whether arising before or after the Petition Date, including any actions specifically enumerated in the Retained Causes of Action Schedule, and the Reorganized Debtors’ rights to commence, prosecute, or settle such Causes of Action shall be preserved notwithstanding the occurrence of the Effective Date, other than (i) the Causes of Action released by the Debtors pursuant to the releases and exculpations contained in this Plan, including in Article IX hereof, and (ii) any preference actions under section 547(b) of the Bankruptcy Code, which shall be deemed released and waived by the Debtors and the Reorganized Debtors as of the Effective Date. The Reorganized Debtors may pursue such retained Causes of Action, as appropriate, in accordance with the best interests of the Reorganized Debtors. No Entity (other than the Released Parties) may rely on the absence of a specific reference in this Plan, the Plan Supplement, or the Disclosure Statement to any Cause of Action against it as any indication that the Debtors or the Reorganized Debtors, as applicable, will not pursue any and all available Causes of Action of the Debtors against it. The Debtors and the Reorganized Debtors expressly reserve all rights to prosecute any and all Causes of Action against any Entity, except as otherwise expressly provided in this Plan, including Article IX hereof. Unless otherwise agreed upon in writing by the parties to the applicable Cause of Action, all objections to the Retained Causes of Action Schedule must be Filed with the Bankruptcy Court on or before thirty (30) days after the Effective Date. Any such objection that is not timely Filed shall be disallowed and forever barred, estopped, and enjoined from assertion against any Reorganized Debtor, without the need for any objection or responsive pleading by the Reorganized Debtors or any other party in interest or any further notice to or action, order, or approval of the Bankruptcy Court. The Reorganized Debtors may settle any such objection without any further notice to or action, order, or approval of the Bankruptcy Court. If there is any dispute regarding the inclusion of any Cause of Action on the Retained Causes of Action Schedule that remains unresolved by the Debtors or Reorganized Debtors, as applicable, and the objection party for thirty (30) days, such objection shall be resolved by the Bankruptcy Court. Unless any Causes of Action of the Debtors against an Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in this Plan (including in Article IX hereof) or a Final Order, the Reorganized Debtors expressly reserve all Causes of Action, for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata,

36 collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable, or otherwise), or laches, shall apply to such Causes of Action upon, after, or as a consequence of the Confirmation or Consummation. The Reorganized Debtors reserve and shall retain such Causes of Action of the Debtors notwithstanding the rejection or repudiation of any Executory Contract or Unexpired Lease during the Chapter 11 Cases or pursuant to this Plan. In accordance with section 1123(b)(3) of the Bankruptcy Code, any Causes of Action that a Debtor may hold against any Entity shall vest in the Reorganized Debtors, except as otherwise expressly provided in this Plan, including Article IX hereof. The applicable Reorganized Debtors, through their authorized agents or representatives, shall retain and may exclusively enforce any and all such Causes of Action. The Reorganized Debtors shall have the exclusive right, authority, and discretion to determine and to initiate, File, prosecute, enforce, abandon, settle, compromise, release, withdraw, or litigate to judgment any such Causes of Action and to decline to do any of the foregoing without the consent or approval of any third party or further notice to or action, order, or approval of the Bankruptcy Court. ARTICLE VI. TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES A. Assumption and Rejection of Executory Contracts and Unexpired Leases On the Effective Date, except as otherwise provided in Section VI.H.1 and elsewhere herein, all Executory Contracts or Unexpired Leases not otherwise assumed or rejected will be deemed assumed by the applicable Reorganized Debtor in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those that: (1) are identified on the Rejected Executory Contracts and Unexpired Leases Schedule; (2) previously expired or terminated pursuant to their own terms; (3) have been previously assumed or rejected by the Debtors pursuant to a Final Order; (4) are the subject of a motion to reject that is pending on the Effective Date; or (5) have an ordered or requested effective date of rejection that is after the Effective Date. Entry of the Confirmation Order shall constitute an order of the Bankruptcy Court approving the assumptions, assumptions and assignments, or rejections of the Executory Contracts or Unexpired Leases as set forth in this Plan or the Rejected Executory Contracts and Unexpired Leases Schedule, pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Except as otherwise specifically set forth herein, assumptions or rejections of Executory Contracts and Unexpired Leases pursuant to this Plan are effective as of the Effective Date. Each Executory Contract or Unexpired Lease assumed pursuant to this Plan or by Final Order but not assigned to a third party before the Effective Date shall re-vest in and be fully enforceable by the applicable contracting Reorganized Debtor in accordance with its terms, except as such terms may have been modified by the provisions of this Plan or any Final Order authorizing and providing for its assumption. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by a Final Order on or after the Effective Date but may be withdrawn, settled, or otherwise prosecuted by the Reorganized Debtors.

37 To the maximum extent permitted by law, to the extent any provision in any Executory Contract or Unexpired Lease assumed or assumed and assigned pursuant to this Plan restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the assumption or assumption and assignment of such Executory Contract or Unexpired Lease (including any “change of control” provision), then such provision shall be deemed modified such that the transactions contemplated by this Plan shall not entitle the non-Debtor party thereto to terminate such Executory Contract or Unexpired Lease or to exercise any other default-related rights with respect thereto. Notwithstanding anything to the contrary in this Plan, the Debtors or the Reorganized Debtors, as applicable, reserve the right to alter, amend, modify, or supplement the Rejected Executory Contracts and Unexpired Leases Schedule at any time up to thirty (30) days after the Effective Date, so long as such allocation, amendment, modification, or supplement is acceptable to the Noteholder Group. B. Indemnification Obligations On the Effective Date, all Indemnification Provisions shall be deemed and treated as Executory Contracts that are and shall be assumed by the Debtors (and assigned to the applicable Reorganized Debtors, if necessary) on terms no less favorable to the applicable counterparty pursuant to section 365(a) and section 1123 of the Bankruptcy Code as to which no proof of Claim, request for administrative expense, or cure claim need be Filed, and all Claims arising from the Indemnification Provisions shall survive the Effective Date and be Unimpaired. Unless previously effectuated by separate order entered by the Bankruptcy Court, entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of the Debtors’ assumption of each of the Indemnification Provisions. Confirmation and Consummation of this Plan shall not impair or otherwise modify any available defenses of the Reorganized Debtors or other applicable parties under the Indemnification Provisions. For the avoidance of doubt, the Indemnification Provisions shall continue to apply with respect to actions, or failures to act, that occurred on or prior to the Effective Date, subject to the terms and conditions of the Indemnification Provisions. C. Claims Based on Rejection of Executory Contracts or Unexpired Leases Unless otherwise provided by a Final Order of the Bankruptcy Court, all Proofs of Claim with respect to Rejection Damages Claims, pursuant to this Plan or the Confirmation Order, if any, must be Filed with the Bankruptcy Court within thirty (30) days after the later of (1) the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such rejection, (2) the effective date of such rejection, or (3) the Effective Date. Any Rejection Damages Claims not Filed with the Bankruptcy Court within such time will be automatically disallowed, forever barred from assertion, and shall not be enforceable against the Debtors or the Reorganized Debtors, the Estates, or their property without the need for any objection by the Reorganized Debtors or further notice to, or action, order, or approval of the Bankruptcy Court or any other Entity, and any Rejection Damage Claim shall be deemed fully satisfied, released, and discharged, notwithstanding anything in the Proof of Claim to the contrary. All Allowed Rejection Damages Claims shall be classified as General Unsecured Claims and shall be treated in accordance with Section III.B.5 of this Plan.

38 D. Cure of Defaults for Assumed Executory Contracts and Unexpired Leases The Debtors or the Reorganized Debtors, as applicable, shall pay Cures, if any, on the Effective Date or as soon as reasonably practicable thereafter. Unless otherwise agreed upon in writing by the parties to the applicable Executory Contract or Unexpired Lease, all requests for payment of Cure that differ from the amounts paid or proposed to be paid by the Debtors or the Reorganized Debtors to a counterparty must be Filed with the Bankruptcy Court on or before thirty (30) days after the Effective Date. Any such request that is not timely filed shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against any Reorganized Debtor, without the need for any objection by the Reorganized Debtors or any other party in interest or any further notice to or action, order, or approval of the Bankruptcy Court. Any Cure shall be deemed fully satisfied, released, and discharged upon payment by the Debtors or the Reorganized Debtors of the Cure; provided that nothing herein shall prevent the Reorganized Debtors from paying any Cure despite the failure of the relevant counterparty to File such request for payment of such Cure. The Reorganized Debtors also may settle any Cure without any further notice to or action, order, or approval of the Bankruptcy Court. In addition, any objection to the assumption of an Executory Contract or Unexpired Lease under the Plan, must be Filed with the Bankruptcy Court on or before thirty (30) days after the Effective Date. Any such objection will be scheduled to be heard by the Bankruptcy Court at the Debtors’ or Reorganized Debtors’, as applicable, first scheduled omnibus hearing for which such objection is timely filed. Any counterparty to an Executory Contract or Unexpired Lease that fails to timely object to the proposed assumption of any Executory Contract or Unexpired Lease will be deemed to have consented to such assumption. If there is any dispute regarding any Cure, the ability of the Reorganized Debtors or any assignee to provide “adequate assurance of further performance” within the meaning of section 365 of the Bankruptcy Code, or any other matter pertaining to assumption, then payment of Cure shall occur as soon as reasonably practicable after entry of a Final Order resolving such dispute, approving such assumption (and, if applicable, assignment), or as may be agreed upon by the Debtors or the Reorganized Debtors, as applicable, and the counterparty to the Executory Contract or Unexpired Lease. Assumption of any Executory Contract or Unexpired Lease pursuant to this Plan or otherwise and full payment of any applicable Cure pursuant to this Section VI.D shall result in the full release and satisfaction of any Cures, Claims, or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or other bankruptcy-related defaults, arising under any assumed Executory Contract or Unexpired Lease at any time prior to the effective date of assumption. Any and all Proofs of Claim based upon Executory Contracts or Unexpired Leases that have been assumed in the Chapter 11 Cases, including pursuant to the Confirmation Order, and for which any Cure has been fully paid pursuant to this Section VI.D, shall be deemed disallowed and expunged as of the Effective Date without the need for any objection thereto or any further notice to or action, order, or approval of the Bankruptcy Court.

39 E. Preexisting Obligations to the Debtors under Executory Contracts and Unexpired Leases Rejection of any Executory Contract or Unexpired Lease pursuant to this Plan or otherwise shall not constitute a termination of preexisting obligations owed to the Debtors or the Reorganized Debtors, as applicable, under such Executory Contracts or Unexpired Leases. In particular, notwithstanding any non-bankruptcy law to the contrary, the Reorganized Debtors expressly reserve and do not waive any right to receive, or any continuing obligation of a counterparty to provide, warranties or continued maintenance obligations with respect to goods previously purchased by the Debtors pursuant to rejected Executory Contracts or Unexpired Leases. F. Insurance Policies Notwithstanding anything to the contrary in the Definitive Documentation, the Plan Supplement, any other document related to any of the foregoing, or any other order of the Bankruptcy Court (including, without limitation, any other provision that purports to be preemptory or supervening, grants an injunction or release or requires a party to opt out of any releases): on and after the Effective Date (i) each of the Debtors’ Insurance Contracts shall be treated as Executory Contracts under this Plan and the Debtors and Reorganized Debtors jointly and severally shall be deemed to have assumed the Insurance Contracts pursuant to sections 105 and 365 of the Bankruptcy Code; (ii) nothing shall alter, amend or otherwise modify the terms and conditions of the Insurance Contracts except that, on and after the Effective Date, the Reorganized Debtors shall become and remain jointly and severally liable in full for all of their and the Debtors’ obligations under the Insurance Contracts, regardless of whether such obligations arise before or after the Effective Date, without the requirement or need for any Insurer to file a Proof of Claim or an Administrative Expense Claim, or to object to any Cure; and (iii) the automatic stay of Bankruptcy Code section 362(a) and the injunction set forth in Section IX.F hereof, if and to the extent applicable, shall be deemed lifted without further order of the Bankruptcy Court, solely to permit: (a) claimants with valid workers’ compensation claims or with valid direct action claims against an Insurer under applicable non-bankruptcy law to proceed with their claims; (b) Insurers to administer, handle, defend, settle, and/or pay, in the ordinary course of business and without further order of this Bankruptcy Court, (1) workers’ compensation claims, (2) claims where a claimant asserts a direct claim against any Insurer under applicable non-bankruptcy law, or an order has been entered by this Bankruptcy Court granting a claimant relief from the automatic stay or the injunction set forth in Section IX.F hereof to proceed with its claim, and (3) all costs in relation to each of the foregoing; and (c) the Insurers to cancel any Insurance Contracts, and take other actions relating thereto, to the extent permissible under applicable non-bankruptcy law, and in accordance with the terms of the Insurance Contracts. G. Reservation of Rights Nothing contained in this Plan or the Plan Supplement shall constitute an admission by the Debtors or any other party that any contract or lease is in fact an Executory Contract or Unexpired Lease or that any Reorganized Debtor has any liability thereunder. If there is a dispute regarding whether a contract or lease is or was executory or unexpired at the time of assumption or rejection, the Debtors or the Reorganized Debtors, as applicable, shall have forty-five (45) days following entry of a Final Order resolving such dispute to alter their treatment of such contract or lease.

40 H. Nonoccurrence of Effective Date In the event that the Effective Date does not occur, the Bankruptcy Court shall retain jurisdiction with respect to any request to extend the deadline for assuming or rejecting Unexpired Leases pursuant to section 365(d)(4) of the Bankruptcy Code. I. Employee Compensation and Benefits 1. Assumed Employee Plans All officers of ICD immediately prior to the Effective Date shall be retained in their existing positions upon the Effective Date. All employment agreements and severance policies, including all employment, compensation and benefit plans, policies, and programs of the Debtors applicable to any of their officers, employees and retirees, including without limitation, all workers’ compensation programs, savings plans, retirement plans, SERP plans, healthcare plans, disability plans, severance benefit plans, incentive plans, change-in-control plans, life and accidental death and dismemberment insurance plans (collectively, the “Assumed Employee Plans”), shall, subject to the provisos below, be maintained and assumed by the Debtors (and assigned to the Reorganized Debtors, if necessary) pursuant to section 365(a) of the Bankruptcy Code, either by separate motion filed with the Bankruptcy Court or pursuant to the terms of this Plan and the Confirmation Order; provided that (a) the Debtors acknowledge and agree that the Restructuring Transaction shall not constitute a change in control or term of similar meaning pursuant to any of the Assumed Employee Plans, and the Confirmation Order shall contain a finding and such other provisions acceptable to the Noteholder Group confirming the same, and (b) each “Executive” employment agreement shall only be maintained and assumed by the Debtors (and assigned to the Reorganized Debtors, if necessary) and considered an Assumed Employee Plan if the employee party to such agreement, on or prior to the Effective Date, (i) confirms that the Restructuring Transactions do not constitute a change in control and (ii) waives any right to resign with “good reason” solely as a result of the Restructuring Transactions and/or the transactions contemplated thereby or hereby. All claims arising from the Assumed Employee Plans shall otherwise be Unimpaired by this Plan. For the avoidance of doubt, the Debtors shall pay in full any and all amounts due and owing under the Debtors’ 2024 Incentive Compensation Policy in the ordinary course. 2. Workers’ Compensation Programs As of the Effective Date, except as set forth in the Plan Supplement, the Debtors and the Reorganized Debtors shall continue to honor their obligations under: (a) all applicable workers’ compensation laws in all applicable states; and (b) the Workers’ Compensation Programs. All Proofs of Claims on account of Workers’ Compensation Programs shall be deemed withdrawn automatically and without any further notice to or action, order, or approval of the Bankruptcy Court; provided that nothing in this Plan shall limit, diminish, or otherwise alter the Debtors’ or Reorganized Debtors’ defenses, Causes of Action, or other rights under applicable non-bankruptcy law with respect to the Workers’ Compensation Programs; provided further that nothing herein shall be deemed to impose any obligations on the Debtors or the Insurers in addition to what is provided for under the terms of the Workers’ Compensation Programs and applicable state law.

41 J. Contracts and Leases Entered Into after the Petition Date Contracts and leases entered into after the Petition Date by any Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the applicable Debtor or the Reorganized Debtors in the ordinary course of their business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order. ARTICLE VII. PROVISIONS GOVERNING DISTRIBUTIONS A. Distributions on Account of Claims Allowed as of the Effective Date Except as otherwise provided herein, in a Final Order, or as otherwise agreed to by the Debtors or the Reorganized Debtors, as the case may be, and the Holder of the applicable Allowed Claim on the first Distribution Date, the Reorganized Debtors shall make initial distributions under this Plan on account of Claims Allowed as of the Effective Date, subject to the Reorganized Debtors’ right to object to Claims; provided that (1) Allowed Administrative Expense Claims with respect to liabilities incurred by the Debtors in the ordinary course of business during the Chapter 11 Cases or assumed by the Debtors prior to the Effective Date shall be paid or performed in the ordinary course of business in accordance with the terms and conditions of any controlling agreements, course of dealing, course of business, or industry practice; (2) Allowed Professional Claims shall be paid in accordance with Section II.C of this Plan; (3) Allowed Priority Tax Claims shall be paid in accordance with Section II.E of this Plan, and (4) Allowed General Unsecured Claims against Debtors shall be paid in accordance with Section III.B.5 of this Plan. To the extent any Allowed Priority Tax Claim is not due and owing on the Effective Date, such Claim shall be paid in full in Cash in accordance with the terms of any agreement between the Debtors and the Holder of such Claim or as may be due and payable under applicable non-bankruptcy law or in the ordinary course of business. B. Disbursing Agent All distributions under this Plan shall be made by the Disbursing Agent. The Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court. Additionally, in the event that the Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by the Reorganized Debtors. C. Rights and Powers of Disbursing Agent 1. Powers of the Disbursing Agent The Disbursing Agent shall be empowered to: (a) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under this Plan; (b) make all distributions contemplated hereby; (c) employ professionals to represent it with respect to its responsibilities; and (d) exercise such other powers as may be vested in the

42 Disbursing Agent by order of the Bankruptcy Court, pursuant to this Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof. 2. Expenses Incurred On or After the Effective Date Except as otherwise ordered by the Bankruptcy Court, to the extent the Disbursing Agent is an Entity other than the Reorganized Debtors, the amount of any reasonable fees and expenses incurred by such Disbursing Agent on or after the Effective Date (including taxes), and any reasonable compensation and expense reimbursement claims (including reasonable attorney fees and expenses), made by such Disbursing Agent shall be paid in Cash by the Reorganized Debtors. D. Delivery of Distributions and Undeliverable or Unclaimed Distributions 1. Record Date for Distribution On the Distribution Record Date, the Claims Register shall be closed and any party responsible for making distributions shall instead be authorized and entitled to recognize only those record Holders listed on the Claims Register as of the close of business on the Distribution Record Date. If a Claim, other than one based on a publicly traded Security, is transferred 20 or fewer days before the Distribution Record Date, the Disbursing Agent shall make distributions to the transferee only to the extent practical and, in any event, only if the relevant transfer form contains an unconditional and explicit certification and waiver of any objection to the transfer by the transferor. 2. Delivery of Distributions in General Except as otherwise provided herein, the Disbursing Agent shall make distributions to Holders of Allowed Claims and Allowed Interests (as applicable) as of the Distribution Record Date at the address for each such Holder as indicated on the Debtors’ records as of the date of any such distribution; provided, however, that the manner of such distributions shall be determined at the discretion of the Reorganized Debtors. 3. Delivery of Distributions on DIP Claims, Revolving ABL Claims, and Notes Claims As soon as practicable following compliance with the requirements set forth in Article VII hereof, the DIP Lenders, as applicable, the Revolving ABL Agent, and the Indenture Trustee shall arrange to deliver or direct the delivery of such distributions to or on behalf of the Holders of Allowed DIP Claims, Allowed Revolving ABL Claims, and Allowed Notes Claims, respectively, in accordance with the terms of the DIP Facility, Revolving ABL Credit Agreement, the Indenture, and this Plan. Notwithstanding anything in this Plan to the contrary, and without limiting the exculpation and release provisions of this Plan, the DIP Lenders, Revolving ABL Agent, and Indenture Trustee shall not have any liability to any Entity with respect to distributions made or directed to be made by the DIP Lenders, Revolving ABL Agent, Indenture Trustee, or Disbursing Agent.

43 4. Minimum Distributions No fractional shares of New Common Stock shall be distributed and no Cash shall be distributed in lieu of such fractional amounts. When any distribution pursuant to this Plan on account of an Allowed Claim would otherwise result in the issuance of a number of shares of New Common Stock that is not a whole number, the actual distribution of shares of New Common Stock shall be rounded as follows: (a) fractions of one-half (1/2) or greater shall be rounded to the next higher whole number and (b) fractions of less than one-half (1/2) shall be rounded to the next lower whole number with no further payment therefor. The total number of authorized shares of New Common Stock to be distributed to Holders of Allowed Claims hereunder shall be adjusted as necessary to account for the foregoing rounding. 5. Undeliverable Distributions and Unclaimed Property In the event that any distribution to any Holder of Allowed Claims is returned as undeliverable, no distribution to such Holder shall be made unless and until the Disbursing Agent has determined the then-current address of such Holder, at which time such distribution shall be made to such Holder without interest; provided, however, that such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one year from the Effective Date. After such date, all unclaimed property or interests in property shall revert to the Reorganized Debtors automatically and without need for a further order by the Bankruptcy Court (notwithstanding any applicable federal, provincial or state escheat, abandoned, or unclaimed property laws to the contrary), and the Claim of any Holder of Claims to such property or Interest in property shall be discharged and forever barred. 6. Surrender of Canceled Instruments or Securities. On the Effective Date or as soon as reasonably practicable thereafter, each Holder of a certificate or instrument evidencing a Claim or an Interest shall be deemed to have surrendered such certificate or instrument to the Disbursing Agent. Such surrendered certificate or instrument shall be cancelled solely with respect to the Debtors, and such cancellation shall not alter the obligations or rights of any non-Debtor third parties vis-à-vis one another with respect to such certificate or instrument, including with respect to any indenture or agreement that governs the rights of the Holder of a Claim or Interest or a trustee or agent under such documents, which shall continue in effect for purposes of allowing Holders to receive distributions under this Plan and maintaining priority of payment, and to preserve any applicable charging liens and reimbursement and/or indemnification rights, in each case as set forth in the applicable certificates or instruments. Notwithstanding anything to the contrary herein, this paragraph shall not apply to certificates or instruments evidencing Claims that are Unimpaired under this Plan. E. Manner of Payment All distributions of the New Common Stock or Cash to the Holders of the applicable Allowed Claims under this Plan shall be made by the Disbursing Agent on behalf of the Debtors or Reorganized Debtors, as applicable.

44 At the option of the Disbursing Agent, any Cash payment to be made hereunder may be made by check or wire transfer or as otherwise required or provided in applicable agreements. F. Exemption from Registration Requirements Pursuant to section 1145 of the Bankruptcy Code, the offering, issuance, and distribution of the New Common Stock, as contemplated by Section III.B hereof, shall be exempt from, among other things, the registration requirements of section 5 of the Securities Act and any other applicable law requiring registration prior to the offering, issuance, distribution, or sale of Securities. In addition, under section 1145 of the Bankruptcy Code, such New Common Stock will be freely tradable in the U.S. by the recipients thereof, subject to the provisions of (i) section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in section 2(a)(11) of the Securities Act; (ii) compliance with applicable securities laws and any rules and regulations of the Securities and Exchange Commission, if any, applicable at the time of any future transfer of such Securities or instruments; and (iii) any restrictions in the Reorganized Debtors’ New Organizational Documents. G. Compliance with Tax Requirements In connection with this Plan, to the extent applicable, the Debtors, Reorganized Debtors, Disbursing Agent, and any applicable withholding agent shall comply with all tax withholding and reporting requirements imposed on them by any Governmental Unit, and all distributions made pursuant to this Plan shall be subject to such withholding and reporting requirements. Notwithstanding any provision in this Plan to the contrary, such parties shall be authorized to take all actions necessary or appropriate to comply with such withholding and reporting requirements, including liquidating a portion of the distribution to be made under this Plan to generate sufficient funds to pay applicable withholding taxes, withholding distributions pending receipt of information necessary to facilitate such distributions, or establishing any other mechanisms they believe are reasonable and appropriate. The Debtors and Reorganized Debtors reserve the right to allocate all distributions made under this Plan in compliance with all applicable wage garnishments, alimony, child support, and other spousal awards, Liens, and encumbrances. H. Allocations Plan Distributions in respect of Allowed Claims shall be allocated first to the principal amount of such Claims (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claims, to any portion of such Claims for accrued but unpaid interest. I. No Postpetition Interest on Claims Unless otherwise specifically provided for in this Plan, the Confirmation Order, the Final DIP Order, or required by applicable bankruptcy and non-bankruptcy law, postpetition interest shall not accrue or be paid on any Claims, and no Holder of a Claim shall be entitled to interest accruing on or after the Petition Date on such Claim or right. Additionally, and without limiting the foregoing, interest shall not accrue or be paid on any Disputed Claim with respect to the period

45 form the Effective Date to the date a final distribution is made on account of such Disputed Claim, if and when such Disputed Claim becomes and Allowed Claim. J. Foreign Currency Exchange Rate Except as otherwise provided in a Bankruptcy Court order, as of the Effective Date, any Claim asserted in currency other than U.S. dollars shall be automatically deemed converted to the equivalent U.S. dollar value using the exchange rate for the applicable currency as published in The Wall Street Journal, National Edition, on the Effective Date. K. Setoffs and Recoupment Except as expressly provided in this Plan, each Reorganized Debtor may, pursuant to section 553 of the Bankruptcy Code, set off and/or recoup against any Plan Distributions to be made on account of any Allowed Claim, any and all claims, rights, and Causes of Action that such Reorganized Debtor may hold against the Holder of such Allowed Claim to the extent such setoff or recoupment is either (1) agreed in amount among the relevant Reorganized Debtor(s) and the Holder of the Allowed Claim or (2) otherwise adjudicated by the Bankruptcy Court or another court of competent jurisdiction; provided, however, that neither the failure to effectuate a setoff or recoupment nor the allowance of any Claim hereunder shall constitute a waiver or release by a Reorganized Debtor or its successor of any and all claims, rights, and Causes of Action that such Reorganized Debtor or its successor may possess against the applicable Holder. In no event shall any Holder of a Claim be entitled to recoup such Claim against any claim, right, or Cause of Action of the Debtors or the Reorganized Debtors, as applicable, unless such Holder actually has performed such recoupment and provided notice thereof in writing to the Debtors in accordance with Section XIII.F hereof on or before the Effective Date, notwithstanding any indication in any Proof of Claim or otherwise that such Holder asserts, has, or intends to preserve any right of recoupment. L. Claims Paid or Payable by Third Parties 1. Claims Paid by Third Parties The Debtors or the Reorganized Debtors, as applicable, shall reduce in full a Claim, and such Claim shall be disallowed without a Claims objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court, to the extent that the Holder of such Claim receives payment in full on account of such Claim from a party that is not a Debtor or a Reorganized Debtor. Subject to the last sentence of this paragraph, to the extent a Holder of a Claim receives a distribution on account of such Claim and receives payment from a party that is not a Debtor or a Reorganized Debtor on account of such Claim, such Holder shall, within fourteen (14) days of receipt thereof, repay or return the distribution to the applicable Reorganized Debtor, to the extent the Holder’s total recovery on account of such Claim from the third party and under this Plan exceeds the amount of such Claim as of the date of any such distribution under this Plan. The failure of such Holder to timely repay or return such distribution shall result in the Holder owing the applicable Reorganized Debtor annualized interest at the Federal Judgment Rate

46 on such amount owed for each Business Day after the fourteen (14) day grace period specified above until the amount is repaid. 2. Claims Payable by Third Parties No distributions under this Plan shall be made on account of an Allowed Claim that is payable pursuant to one of the Debtors’ Insurance Contracts until the Holder of such Allowed Claim has exhausted all remedies with respect to such Insurance Contract. To the extent that one or more of the Debtors’ Insurers agrees to pay in full or in part a Claim (if and to the extent adjudicated by a court of competent jurisdiction or otherwise settled), then immediately upon such Insurers’ agreement, the applicable portion of such Claim may be expunged without a Claims objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court. 3. Applicability of Insurance Policies Except as otherwise provided in this Plan, payments to Holders of Claims covered by Insurance Contracts shall be in accordance with the provisions of the applicable Insurance Contract and this Plan. Nothing contained in this Plan shall constitute or be deemed a waiver of any Cause of Action that the Debtors or any Entity may hold against any other Entity, including Insurers under any Insurance Contract, nor shall anything contained herein constitute or be deemed a waiver by such Insurers of any defenses, including coverage defenses, held by such Insurers. ARTICLE VIII. PROCEDURES FOR RESOLVING CONTINGENT, UNLIQUIDATED, AND DISPUTED CLAIMS A. Disputed Claims Process Notwithstanding section 502(a) of the Bankruptcy Code, and in light of the Unimpaired status of all Allowed General Unsecured Claims under this Plan, except as required by this Plan, Holders of Claims need not File Proofs of Claim, and the Reorganized Debtors and the Holders of Claims shall determine, adjudicate, and resolve any disputes over the validity and amounts of such Claims in the ordinary course of business as if the Chapter 11 Cases had not been commenced except that (unless expressly waived pursuant to this Plan) the Allowed amount of such Claims shall be subject to the limitations or maximum amounts permitted by the Bankruptcy Code, including sections 502 and 503 of the Bankruptcy Code, to the extent applicable. All Proofs of Claim filed in the Chapter 11 Cases shall be considered objected to and Disputed without further action by the Debtors. Upon the Effective Date, all Proofs of Claim filed against the Debtors, regardless of the time of filing, and including Proofs of Claim filed after the Effective Date, shall be deemed withdrawn and expunged, other than Rejection Damages Claims and as provided below. Notwithstanding anything in this Plan to the contrary, disputes regarding the amount of any Cure pursuant to section 365 of the Bankruptcy Code and Claims that the Debtors seek to have determined by the Bankruptcy Court, shall in all cases be determined by the Bankruptcy Court.

47 For the avoidance of doubt, there is no requirement to File a Proof of Claim or Proof of Interest (or move the Bankruptcy Court for allowance) to be an Allowed Claim or Allowed Interest, as applicable, under the Plan. Notwithstanding the foregoing, Entities must File Proofs of Claim for Rejection Damages Claims as set forth in Section VI.C of this Plan and Cure objections as set forth in Section VI.D of this Plan to the extent such Entity disputes the amount of the Cure paid or proposed to be paid by the Debtors or the Reorganized Debtors to a counterparty. Except as otherwise provided herein, all Proofs of Claim filed after the Effective Date shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against any Reorganized Debtor, without the need for any objection by the Reorganized Debtors or any further notice to or action, order, or approval of the Bankruptcy Court. B. Allowance of Claims. Except as otherwise set forth in this Plan, after the Effective Date, the Reorganized Debtors shall have and retain any and all rights and defenses the applicable Debtor had with respect to any Claim immediately before the Effective Date, including the Causes of Action retained pursuant to Section V.S of this Plan. Except as specifically provided in this Plan or an order entered by the Bankruptcy Court in the Chapter 11 Cases, no Claim shall become an Allowed Claim unless and until such Claim is deemed Allowed in accordance with this Plan. C. Claims Administration Responsibilities Except as otherwise specifically provided in this Plan, after the Effective Date, the Reorganized Debtors shall have the sole authority: (1) to File, withdraw, or litigate to judgment, objections to Claims; (2) to settle or compromise any Disputed Claim without any further notice to or action, order, or approval by the Bankruptcy Court; and (3) to administer and adjust the Claims Register to reflect any such settlements or compromises without any further notice to or action, order, or approval by the Bankruptcy Court. Any objections to Claims and Interests other than General Unsecured Claims shall be served and Filed on or before the 180th day after the Effective Date or by such later date as ordered by the Bankruptcy Court. All Claims and Interests other than General Unsecured Claims not objected to by the end of such 180-day period shall be deemed Allowed unless such period is extended upon approval of the Bankruptcy Court. Any objections to Rejection Damages Claims shall be served and Filed on or before the 180th day after the Effective Date or by such later date as ordered by the Bankruptcy Court. All Rejection Damages Claims not objected to by the end of such 180-day period shall be deemed Allowed unless such period is extended upon approval of the Bankruptcy Court. Notwithstanding the foregoing, the Debtors and Reorganized Debtors shall be entitled to dispute and/or otherwise object to any General Unsecured Claim in accordance with applicable nonbankruptcy law. If the Debtors, or Reorganized Debtors dispute any General Unsecured Claim, such dispute shall be determined, resolved, or adjudicated, as the case may be, in the manner as if the Chapter 11 Cases had not been commenced. In any action or proceeding to determine the

48 existence, validity, or amount of any General Unsecured Claim, any and all claims or defenses that could have been asserted by the applicable Debtor(s) or the Entity holding such General Unsecured Claim are preserved as if the Chapter 11 Cases had not been commenced. D. Adjustment to Claims without Objection Any duplicate Claim or any Claim that has been paid, satisfied, amended, or superseded may be adjusted or expunged on the Claims Register by the Reorganized Debtors without the Reorganized Debtors having to File an application, motion, complaint, objection, or any other legal proceeding seeking to object to such Claim or Interest and without any further notice to or action, order, or approval of the Bankruptcy Court. E. Disallowance of Claims or Interests All Claims of any Entity from which property is sought by the Debtors under sections 542, 543, 550, or 553 of the Bankruptcy Code or that the Debtors or the Reorganized Debtors allege is a transferee of a transfer that is avoidable under sections 522(f), 522(h), 544, 545, 547, 548, 549, or 724(a) of the Bankruptcy Code shall be Disallowed pursuant to section 502(d) of the Bankruptcy Code if: (a) the Entity, on the one hand, and the Debtors or the Reorganized Debtors, as applicable, on the other hand, agree or the Bankruptcy Court has determined by Final Order that such Entity or transferee is liable to turn over any property or monies under any of the aforementioned sections of the Bankruptcy Code; and (b) such Entity or transferee has failed to turn over such property by the date set forth in such agreement or Final Order. F. No Distributions Pending Allowance Notwithstanding any other provision of this Plan, if any portion of a Claim is a Disputed Claim, as applicable, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim; provided that if only the Allowed amount of an otherwise valid Claim is Disputed, such Claim shall be deemed Allowed in the amount not Disputed and payment or distribution shall be made on account of such undisputed amount. G. Distributions after Allowance To the extent that a Disputed Claim ultimately becomes an Allowed Claim, distributions shall be made to the Holder of such Allowed Claim in accordance with the provisions of this Plan. As soon as reasonably practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim becomes a Final Order, the Disbursing Agent shall provide to the Holder of such Claim the distribution to which such Holder is entitled under this Plan as of the Effective Date, without any interest to be paid on account of such Claim.

49 ARTICLE IX. SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS A. Discharge of Claims and Termination of Interests Pursuant to section 1141(d) of the Bankruptcy Code, and except as otherwise specifically provided in this Plan (including with respect to Reinstated Claims), the Confirmation Order or in any contract, instrument, or other agreement or document created pursuant to this Plan, the distributions, rights, and treatment that are provided in this Plan shall be in complete satisfaction, discharge, and release, effective as of the Effective Date, of Claims (including any Intercompany Claims resolved or compromised after the Effective Date by the Reorganized Debtors), Interests, and Causes of Action of any nature whatsoever, including any interest accrued on Claims or Interests from and after the Petition Date, whether known or unknown, against, liabilities of, liens on, obligations of, rights against, and Interests in, the Debtors or any of their assets or properties, regardless of whether any property shall have been distributed or retained pursuant to this Plan on account of such Claims and Interests, including demands, liabilities, and Causes of Action that arose before the Effective Date, any liability (including withdrawal liability) to the extent such Claims or Interests relate to services performed by employees of the Debtors prior to the Effective Date and that arise from a termination of employment, any contingent or non-contingent liability on account of representations or warranties issued on or before the Effective Date, and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, in each case whether or not: (a) a Proof of Claim based upon such debt or right is Filed or deemed Filed pursuant to section 501 of the Bankruptcy Code; (b) a Claim or Interest based upon such debt, right, or Interest is Allowed pursuant to section 502 of the Bankruptcy Code; or (c) the Holder of such a Claim or Interest has accepted this Plan. The Confirmation Order shall be a judicial determination of the discharge of all Claims and Interests subject to the occurrence of the Effective Date. B. Release of Liens Except as otherwise provided in this Plan (including Section III.B and Section V.E hereof), the Confirmation Order, or in any contract, instrument, or other agreement or document created pursuant to this Plan (including, for the avoidance of doubt, the Exit Facilities Documents), on the Effective Date and concurrently with the applicable distributions made pursuant to this Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the Secured Claim that is Allowed as of the Effective Date, except for (i) with respect to any Lien securing any Allowed Revolving ABL Claims or Notes Claims, in each case, that are amended and restated under the Exit Facilities, and (ii) Allowed Other Secured Claims that the Debtors elect to Reinstate in accordance with this Plan, all mortgages, deeds of trust, Liens, pledges, or other security interests against any property of the Estates shall be fully released and discharged, and all of the right, title, and interest of any Holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtors and their successors and assigns. Any Holder of such Secured Claim (and the applicable agents for such Holder) shall be authorized and directed, at the sole cost and expense of the Reorganized Debtors, to release any collateral or other property of any Debtor (including any cash collateral and possessory collateral) held by such Holder (and the applicable agents for such Holder), and to take such actions as may be

50 reasonably requested by the Reorganized Debtors to evidence the release of such Lien, including the execution, delivery, and Filing or recording of such releases. The presentation or Filing of the Confirmation Order to or with any federal, state, provincial, or local agency or department shall constitute good and sufficient evidence of, but shall not be required to effect, the termination of such Liens. To the extent that any Holder of a Secured Claim (other than a Holder of any Allowed Revolving ABL Claims (with respect to such Allowed Revolving ABL Claims) and a Holder of Notes Claims (with respect to such Notes Claims)) that has been satisfied or discharged in full pursuant to this Plan, or any agent for such Holder, has filed or recorded publicly any Liens and/or security interests to secure such Holder’s Secured Claim, then as soon as practicable on or after the Effective Date, such Holder (or the agent for such Holder) shall take any and all steps reasonably requested by the Debtors, the Reorganized Debtors, Revolving ABL Agent or Exit Facility Agents, if any, that are necessary or desirable to record or effectuate the cancellation and/or extinguishment of such Liens and/or security interests, including the making of any applicable filings or recordings, and the Reorganized Debtors shall be entitled to make any such filings or recordings on such Holder’s behalf. Notwithstanding any of the foregoing and anything in the Revolving ABL Documents or the Note Documents to the contrary, in accordance with the terms of the Plan, the security interests and Liens of the Revolving ABL Agent in respect of the Revolving ABL Credit Facility and the Indenture Trustee in respect of the 2026 Convertible Notes shall not be released or discharged and shall remain in place, including as to the time of perfection, and (a) the security interests and Liens of the Revolving ABL Agent securing the obligations under the Revolving ABL Facility shall be shall be assigned to the Exit ABL Facility Agent to secure the obligations under the Exit ABL Facility for the benefit of the secured parties under the Exit ABL Facility, and (b) the security interests and Liens of the Indenture Trustee securing the obligations under the 2026 Convertible Notes shall be assigned to the Exit Term Loan Agent to secure the obligations under the Exit Term Loan Facility for the benefit of the secured parties under the Exit Term Loan Facility, in each case, pursuant to the terms set forth in the Confirmation Order. C. Releases by the Debtors and their Estates (the “Debtor Release”) Effective as of the Effective Date, pursuant to section 1123(b) of the Bankruptcy Code, for good and valuable consideration (including, without limitation, the service of the Released Parties to facilitate the expeditious reorganization of the Debtors, the implementation of the restructuring contemplated by this Plan, and the waiver of certain Claims of certain of the Released Parties against the Debtors) the adequacy of which is hereby confirmed, to the fullest extent allowed by applicable law, each Released Party is hereby deemed conclusively, absolutely, unconditionally, irrevocably, and forever released and discharged by each and all of the Debtors, their Estates, and the Reorganized Debtors, in each case on behalf of themselves and their respective successors, assigns, and representatives, and any and all other Entities who may purport to assert any claim or Cause of Action, directly or derivatively, by, through, for, or because of the foregoing Entities, from any and all claims and Causes of Action, and liabilities whatsoever, including any derivative

51 claims, asserted by or assertable on behalf of any of the Debtors, their Estates, or the Reorganized Debtors, as applicable, whether known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, existing or hereinafter arising, contingent or non-contingent, liquidated or unliquidated, secured or unsecured, assertable, directly or derivatively, in law (or any applicable rule, statute, regulation, treaty, right, duty or requirement), equity, contract, tort, violations of federal or state securities laws, or otherwise, that the Debtors, their Estates, or the Reorganized Debtors would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim against, or Interest in, a Debtor or other Entity, or that any Holder of any Claim against, or Interest in, a Debtor or other Entity could have asserted on behalf of the Debtors, based in whole or in part upon any act or omission, transaction, or other occurrence or circumstances existing or taking place prior to or on the Effective Date arising from or related in any way in whole or in part to, the Debtor-Related Matters. Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release (a) any obligations arising pursuant to or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan, (b) any Causes of Action included in the Retained Causes of Action Schedule, or (c) actual fraud, willful misconduct, or gross negligence as determined by a Final Order. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Debtor Release, which includes by reference each of the related provisions and definitions contained in this Plan and, further, shall constitute the Bankruptcy Court’s finding that the Debtor Release is: (a) in exchange for the good and valuable consideration provided by the Released Parties; (b) a good faith settlement and compromise of the claims or Causes of Action released by the Debtor Release; (c) in the best interests of the Debtors, the Estates, and all Holders of Claims and Interests; (d) fair, equitable, and reasonable; (e) given and made after reasonable investigation by the Debtors and after due notice and opportunity for hearing; and (f) a bar to any of the Debtors, their Estates, or the Reorganized Debtors asserting any claim or Cause of Action released pursuant to the Debtor Release. D. Releases by the Releasing Parties (the “Third-Party Release”) Effective as of the Effective Date, in exchange for good and valuable consideration, the adequacy of which is hereby confirmed, to the fullest extent allowed by applicable law, each of the Releasing Parties shall be deemed to have to have conclusively, absolutely, unconditionally, irrevocably, and forever, released and discharged each of the Released Parties from any and all claims, Causes of Action, and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, existing or hereinafter arising, contingent or non-contingent, liquidated or unliquidated, secured or unsecured, assertable, directly or derivatively, in law (or any applicable rule, statute, regulation, treaty, right, duty or requirement), equity, contract, tort, violations of federal or state securities laws, or otherwise, that such Releasing Party would have been legally entitled to assert in its own right (whether individually or collectively) or otherwise based in whole or in part upon any act or omission, transaction, or other occurrence or

52 circumstances existing or taking place prior to or on the Effective Date arising from or related in any way in whole or in part to, the Debtor-Related Matters. Notwithstanding anything to the contrary in the foregoing, the releases set forth above do not release (a) any obligations arising pursuant to or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan, (b) any Causes of Action included in the Retained Causes of Action Schedule, or (c) actual fraud, willful misconduct, or gross negligence as determined by a Final Order. Entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, pursuant to Bankruptcy Rule 9019, of the Third-Party Release, which includes by reference each of the related provisions and definitions contained in this Plan, and, further, shall constitute the Bankruptcy Court’s finding that the Third-Party Release is: (a) consensual; (b) essential to the Confirmation of the Plan; (c) given in exchange for the good and valuable consideration provided by the Released Parties, including the Released Parties’ contributions to facilitating the restructuring and implementing the Plan; (d) a good faith settlement and compromise of the claims or Causes of Action released by the Third-Party Release; (e) in the best interests of the Debtors and their Estates; (f) fair, equitable, and reasonable; (g) given and made after due notice and opportunity for hearing; and (h) a bar to any of the Releasing Parties asserting any claim or Cause of Action released pursuant to the Third-Party Release. E. Exculpation Effective as of the Effective Date, to the fullest extent permissible under applicable law and without affecting or limiting either the Debtor Release or the Third-Party Release, and except as otherwise specifically provided in this Plan or the Confirmation Order, no Exculpated Party shall have or incur liability for, and each Exculpated Party hereby is exculpated from any obligation, claim or Cause of Action related to, any act or omission in connection with, relating to, or arising out of the negotiation, solicitation, confirmation, execution, or implementation (to the extent on or prior to the Effective Date) of, as applicable, the Debtor-Related Matters except for claims related to any act or omission that is determined in a Final Order by a court of competent jurisdiction to have constituted bad faith, fraud, willful misconduct, or gross negligence, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. The Exculpated Parties have acted in compliance with the applicable provisions of the Bankruptcy Code with regard to the solicitation and distribution of securities pursuant to this Plan and, therefore, are not, and on account of such distributions will not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of this Plan or such distributions made pursuant to this Plan, including the issuance of securities hereunder. The exculpation hereunder will be in addition to, and not in limitation of, all other releases, indemnities, exculpations, and any other applicable law or rules protecting such Exculpated Parties from liability. Notwithstanding anything to the contrary in the foregoing, an Exculpated Party shall be entitled to exculpation solely for actions taken from the Petition Date through the Effective Date, and the exculpation set forth above does not exculpate any

53 obligations arising pursuant to or after the Effective Date of any party or Entity under the Plan, the Confirmation Order, or any document, instrument, or agreement (including those set forth in the Plan Supplement) executed to implement the Plan. Solely with respect to the exculpation provisions, notwithstanding anything to the contrary in this Plan, each of the Section 1125(e) Parties shall not incur liability for any Cause of Action or Claim related to any act or omission in connection with, relating to, or arising out of, in whole or in part, (a) the solicitation of acceptance or rejection of this Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code or (b) the participation, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, in the offer, issuance, sale, or purchase of a security, offered or sold under this Plan. F. Injunction Except as otherwise expressly provided in the Final DIP Order, this Plan, or the Confirmation Order or for obligations issued or required to be paid pursuant this Plan all Entities and persons are permanently enjoined, from and after the Effective Date, from taking any of the following actions against, as applicable, the Debtors, the Reorganized Debtors, the Exculpated Parties, or the Released Parties: (a) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any Claims or Interests; (b) enforcing, attaching, collecting, or recovering in any manner or means any judgment, award, decree, or order against such Entities on account of or in connection with or with respect to any Claims or Interests; (c) creating, perfecting, or enforcing any lien or encumbrance of any kind against such Entities or the property or the estates of such Entities on account of or in connection with or with respect to any Claims or Interests; (d) asserting any right of setoff, subrogation, or recoupment, or other similar legal or equitable right of any kind, in each case in the foregoing classes (a) through (d) on account of or in connection with or with respect to any claim, demand, liability, obligation, debt, right, cause of action, equity interest, or remedy released or to be released, exculpated or to be exculpated, settled or to be settled or discharged or to be discharged pursuant to this Plan or the Confirmation order against any Person or Entity so released, discharged, or exculpated (or the property or estate of any Person or Entity so released, discharged, or exculpated) unless such Holder has Filed a motion requesting the right to perform such setoff on or before the Effective Date, and notwithstanding an indication of a Claim or Interest or otherwise that such Holder asserts, has, or intends to preserve any right of setoff pursuant to applicable law or otherwise; and (e) commencing or continuing in any manner any action or other proceeding of any kind on account of or in connection with or with respect to any such Claims or Interests released, discharged, or settled pursuant to this Plan. All injunctions or stays provided for in the Chapter 11 Cases under section 105 or section 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date. . Upon entry of the Confirmation Order, all Holders of Claims and Interests and their respective current and former employees, agents, officers, directors, principals, and direct and indirect Affiliates shall be enjoined from taking any actions to interfere with the

54 implementation or Consummation of this Plan. Each Holder of an Allowed Claim or Allowed Interest, as applicable, by accepting, or being eligible to accept, distributions under or Reinstatement of such Claim or Interest, as applicable, pursuant to this Plan, shall be deemed to have consented to the injunction provisions set forth in this Section IX.F. G. Gatekeeping Provision No party may commence, continue, amend, or otherwise pursue, join in, or otherwise support any other party commencing, continuing, amending, or pursuing, a Cause of Action of any kind against the Debtors, the Reorganized Debtors, the Exculpated Parties, the Section 1125(e) Parties, or the Released Parties that relates to, or is reasonably likely to relate to any act or omission in connection with, relating to, or arising out of, a Cause of Action subject to Section IX.C or Section IX.E of this Plan without first (a) requesting a determination from the Bankruptcy Court, after notice and a hearing, that such Cause of Action represents a colorable claim against a Debtor, Reorganized Debtor, Exculpated Party, Section 1125(e) Party, or Released Party and is not a Claim that the Debtors released under this Plan, which request must attach the complaint or petition proposed to be filed by the requesting party, and (b) obtaining from the Bankruptcy Court specific authorization for such party to bring such Cause of Action against any such Debtor, Reorganized Debtor, Exculpated Party, Section 1125(e) Party, or Released Party; provided, however, that this Section IX.G. shall not apply to claims covered by an Insurance Contract solely to the extent to allow Insurers to administer, handle, defend and/or pay claims covered by Insurance Contracts in accordance with and subject to the terms and conditions of such Insurance Contracts and/or applicable non-bankruptcy law, provided that the automatic stay of section 362(a) of the Bankruptcy Code and/or the injunctions set forth in Section IX.F of this Plan, each if and to the extent applicable, have been lifted with respect to such claims. For the avoidance of doubt, any party that obtains such determination and authorization and subsequently wishes to amend the authorized complaint or petition to add any Causes of Action not explicitly included in the authorized complaint or petition must obtain authorization from the Bankruptcy Court before filing any such amendment in the court where such complaint or petition is pending. The Bankruptcy Court will have sole and exclusive jurisdiction to determine whether a Cause of Action is colorable and, only to the extend legally permissible, will have jurisdiction to adjudicate the underlying colorable Cause of Action. H. Protections against Discriminatory Treatment Consistent with section 525 of the Bankruptcy Code and the Supremacy Clause of the U.S. Constitution, all Entities, including Governmental Units, shall not discriminate against the Reorganized Debtors or deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to, condition such a grant to, discriminate with respect to such a grant against, the Reorganized Debtors, or another Entity with whom the Reorganized Debtors have been associated, solely because each Debtor has been a debtor under chapter 11 of the Bankruptcy Code, has been insolvent before the commencement of the Chapter 11 Cases (or during the Chapter 11 Cases but before the Debtors are granted or denied a discharge), or has not paid a debt that is dischargeable in the Chapter 11 Cases.

55 I. Waiver of Statutory Limitation on Releases Each of the Releasing Parties in each of the releases contained above expressly acknowledges that although ordinarily a general release may not extend to Claims which the Releasing Party does not know or suspect to exist in its favor, which if known by it may have materially affected its settlement with the party released, they have carefully considered and taken into account in determining to enter into the above releases the possible existence of such unknown losses or claims. Without limiting the generality of the foregoing, each Releasing Party expressly waives any and all rights conferred upon it by any statute or rule of law which provides that a release does not extend to claims which the claimant does not know or suspect to exist in its favor at the time of providing the release, which if known by it may have materially affected its settlement with the released party. The releases contained in this Plan are effective regardless of whether those released matters are presently known, unknown, suspected or unsuspected, foreseen or unforeseen. J. Reimbursement or Contribution If the Bankruptcy Court disallows a Claim for reimbursement or contribution of an Entity pursuant to section 502(e)(1)(B) of the Bankruptcy Code, then to the extent that such Claim is contingent as of the time of allowance or disallowance, such Claim shall be forever disallowed and expunged notwithstanding section 502(j) of the Bankruptcy Code, unless prior to the Confirmation Date: (1) such Claim has been adjudicated as non-contingent or (2) the relevant Holder of a Claim has Filed a non-contingent Proof of Claim on account of such Claim and a Final Order has been entered prior to the Confirmation Date determining such Claim as no longer contingent. K. Integral Part of Plan Each of the provisions set forth in this Plan with respect to the settlement, release, discharge, exculpation, injunction, indemnification and insurance of, for or with respect to Claims and/or Causes of Action are an integral part of this Plan and essential to its implementation. Accordingly, each Entity that is a beneficiary of such provision shall have the right to independently seek to enforce such provision and such provision may not be amended, modified, or waived after the Effective Date without the prior written consent of such beneficiary. ARTICLE X. CONDITIONS PRECEDENT TO CONFIRMATION AND CONSUMMATION OF THIS PLAN A. Condition Precedent to Confirmation It shall be a condition to Confirmation of this Plan that the following conditions shall have been satisfied or waived pursuant to the provisions of Section X.C hereof: (a) This Plan and the Definitive Documentation shall be in form and substance consistent in all material respects with this Plan and otherwise acceptable to the Debtors and the Noteholder Group;

56 (b) The Plan Supplement shall have been Filed; and (c) The Confirmation Order have been entered by the Bankruptcy Court which shall be in form and substance acceptable to the Noteholder Group. B. Conditions Precedent to the Effective Date The following shall be conditions to the Effective Date (the “Conditions Precedent”): (a) the Bankruptcy Court shall have entered the Confirmation Order, which shall be in form and substance acceptable to the Debtors and the Noteholder Group, shall be a Final Order, and shall: (i) authorize the Debtors to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with this Plan; (ii) decree that the provisions of the Confirmation Order and this Plan are nonseverable and mutually dependent; (iii) authorize the Debtors, as applicable/necessary, to: (A) implement the Restructuring Transactions; (B) distribute the New Common Stock pursuant to the exemption from registration under the Securities Act provided by section 1145 of the Bankruptcy Code or other exemption from such registration or pursuant to one or more registration statements; (C) make all distributions and issuances as required under this Plan, including Cash and the New Common Stock; and (D) enter into any agreements, transactions, and sales of property as set forth in this Plan and Plan Supplement, including the Exit Facilities Documents and the Management Incentive Plan; (iv) authorize the implementation of this Plan in accordance with its terms; (v) provide that, pursuant to section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with this Plan, including any deeds, bills of sale, or assignments executed in connection with any disposition or transfer of assets contemplated under this Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax; (b) the Bankruptcy Court shall have entered the Final DIP Order in form and substance consistent in all material respects with the DIP Term Sheet, and such Final DIP Order shall remain in full force and effect, and no Event of Default (as defined in the Final DIP Order) shall have occurred or be continuing thereunder;

57 (c) the Debtors shall have obtained all authorizations, consents, governmental approvals and consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate this Plan; (d) this Plan, the Disclosure Statement, and the other Definitive Documentation, and all other documents contained in any supplement to this Plan, including any exhibits, schedules, amendments, modifications, or supplements thereto or other documents contained therein, shall have been executed or Filed, as applicable, in form and substance consistent in all material respects with his Plan, shall be in form and substance acceptable to the Debtors and the Noteholder Group, and shall be in full force and effect; (e) the Exit Facilities shall be in full force and effect and be consummated concurrently with the Effective Date (with all conditions precedent (other than any conditions related to the Effective Date) to the effectiveness of the Exit Facilities having been satisfied or waived in accordance with the terms thereof, including, but not limited to, that all documents related to the Exit Facilities shall have been duly executed and delivered by all the relevant parties thereto); (f) to the extent invoiced, all Noteholder Group’s Fees and Expenses shall have been paid in full in Cash; (g) the Debtors shall have implemented the Restructuring Transactions and all transactions contemplated by this Plan, in a manner consistent in all respects this Plan, pursuant to documentation acceptable to the Debtors and the Noteholder Group; and (h) this Plan shall not have been materially amended, altered, or modified from this Plan confirmed by the Confirmation Order, unless such material amendment, alteration, or modification has been made in accordance with Section XI.A of this Plan and is otherwise reasonably acceptable to the Debtors and Noteholder Group. C. Waiver of Conditions The conditions to Confirmation and consummation set forth in this Article X may be waived by the Debtors only with the prior written consent of the Noteholder Group (email shall suffice), without notice, leave, or order of the Bankruptcy Court or any formal action other than proceedings to confirm or consummate the Plan. D. Effect of Failure of Conditions If Consummation does not occur, this Plan shall be null and void in all respects and nothing contained in this Plan or the Disclosure Statement shall: (1) constitute a waiver or release of any Claims by the Debtors, or Claims against, or Interests in, the Debtors; (2) prejudice in any manner the rights of the Debtors, any Holders of Claims or Interests, or any other Entity; or (3) constitute an admission, acknowledgment, offer, or undertaking by the Debtors, any Holders of Claims or Interests, or any other Entity.

58 E. Substantial Consummation “Substantial Consummation” of this Plan, as defined in 11 U.S.C. § 1101(2), shall be deemed to occur on the Effective Date. ARTICLE XI. MODIFICATION, REVOCATION, OR WITHDRAWAL OF THIS PLAN A. Modification and Amendments Except as otherwise specifically provided in this Plan, with the consent of the Noteholder Group and, solely with respect to any provisions pertaining to the Revolving ABL Agent or adversely affecting the Revolving ABL Agent or the Revolving ABL Lenders, the consent of the Revolving ABL Agent, the Debtors reserve the right to modify the Plan, whether such modification is material or immaterial, and seek Confirmation consistent with the Bankruptcy Code and, as appropriate, not resolicit votes on such modified Plan. Subject to those restrictions on modifications set forth in this Plan and the requirements of section 1127 of the Bankruptcy Code, Rule 3019 of the Federal Rules of Bankruptcy Procedure, and, to the extent applicable, sections 1122, 1123, and 1125 of the Bankruptcy Code, each of the Debtors expressly reserves its respective rights to revoke or withdraw, or, to alter, amend, or modify this Plan with respect to such Debtor, one or more times, after Confirmation, and, to the extent necessary may initiate proceedings in the Bankruptcy Court to so alter, amend, or modify this Plan, or remedy any defect or omission, or reconcile any inconsistencies in this Plan, the Disclosure Statement, or the Confirmation Order, in such matters as may be necessary to carry out the purposes and intent of this Plan. B. Effect of Confirmation on Modifications Entry of the Confirmation Order shall mean that all modifications or amendments to this Plan since the solicitation thereof are approved pursuant to section 1127(a) of the Bankruptcy Code and do not require additional disclosure or resolicitation under Bankruptcy Rule 3019. C. Revocation or Withdrawal of Plan With the consent of the Noteholder Group, the Debtors reserve the right to revoke or withdraw this Plan prior to the Confirmation Date and to File subsequent plans of reorganization. If the Debtors revoke or withdraw this Plan, or if Confirmation or Consummation does not occur, then: (1) this Plan shall be null and void in all respects; (2) any settlement or compromise embodied in this Plan (including the fixing or limiting to an amount certain of any Claim or Interest or Class of Claims or Interests), assumption or rejection of Executory Contracts or Unexpired Leases effected under this Plan, and any document or agreement executed pursuant to this Plan, shall be deemed null and void; and (3) nothing contained in this Plan shall: (a) constitute a waiver or release of any Claims or Interests; (b) prejudice in any manner the rights of such Debtor or any other Entity; or (c) constitute an admission, acknowledgement, offer, or undertaking of any sort by such Debtor or any other Entity.

59 ARTICLE XII. RETENTION OF JURISDICTION Notwithstanding the entry of the Confirmation Order and the occurrence of the Effective Date, on and after the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising out of, or relating to, the Chapter 11 Cases and this Plan pursuant to sections 105(a) and 1142 of the Bankruptcy Code, including jurisdiction to: (a) allow, disallow, determine, liquidate, classify, estimate, or establish the priority, secured or unsecured status, or amount of any Claim or Interest, including the resolution of any request for payment of any Administrative Expense Claim and the resolution of any and all objections to the secured or unsecured status, priority, amount, or allowance of Claims or Interests; (b) decide and resolve all matters related to the granting and denying, in whole or in part, any applications for allowance of compensation or reimbursement of expenses to Professionals authorized pursuant to the Bankruptcy Code or this Plan; (c) resolve any matters related to: (a) the assumption, assumption and assignment, or rejection of any Executory Contract or Unexpired Lease to which a Debtor is party or with respect to which a Debtor may be liable and to hear, determine, and, if necessary, liquidate, any Claims arising therefrom, including Cures pursuant to section 365 of the Bankruptcy Code; (b) any potential contractual obligation under any Executory Contract or Unexpired Lease that is assumed; (c) the Reorganized Debtors amending, modifying, or supplementing, after the Effective Date, pursuant to Article VI hereof, any Executory Contracts or Unexpired Leases to the list of Executory Contracts and Unexpired Leases to be assumed or rejected or otherwise; and (d) any dispute regarding whether a contract or lease is or was executory or expired; (d) ensure that distributions to Holders of Allowed Claims and Allowed Interests (as applicable) are accomplished pursuant to the provisions of this Plan; (e) adjudicate, decide, or resolve any motions, adversary proceedings, contested or litigated matters, and any other matters, and grant or deny any applications involving a Debtor that may be pending on the Effective Date; (f) adjudicate, decide, or resolve any and all matters related to section 1141 of the Bankruptcy Code; (g) enter and implement such orders as may be necessary to execute, implement, or consummate the provisions of this Plan and all contracts, instruments, releases, indentures, and other agreements or documents created in connection with this Plan or the Disclosure Statement, except to the extent that the Definitive Documentation provide for exclusive jurisdiction and venue in another forum;

60 (h) enter and enforce any order for the sale of property pursuant to sections 363, 1123, or 1146(a) of the Bankruptcy Code; (i) resolve any cases, controversies, suits, disputes, or Causes of Action that may arise in connection with the Consummation, interpretation, or enforcement of this Plan or any Entity’s obligations incurred in connection with this Plan; (j) issue injunctions, enter and implement other orders, or take such other actions as may be necessary to restrain interference by any Entity with Consummation or enforcement of this Plan; (k) resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the releases, injunctions, exculpations, and other provisions contained in Article IX hereof and enter such orders as may be necessary or appropriate to implement such releases, injunctions, and other provisions; (l) resolve any cases, controversies, suits, disputes, or Causes of Action with respect to the repayment or return of distributions and the recovery of additional amounts owed by the Holder of a Claim or Interest for amounts not timely repaid pursuant to Section VII.L hereof; (m) enter and implement such orders as are necessary if the Confirmation Order is for any reason modified, stayed, reversed, revoked, or vacated; (n) determine any other matters that may arise in connection with or relate to this Plan, the Disclosure Statement, the Confirmation Order, or any contract, instrument, release, indenture, or other agreement or document created in connection with the Plan, the Plan Supplement, or the Disclosure Statement; (o) enter an order concluding or closing the Chapter 11 Cases; (p) adjudicate any and all disputes arising from or relating to distributions under this Plan; (q) consider any modifications of this Plan, to cure any defect or omission, or to reconcile any inconsistency in any Bankruptcy Court order, including the Confirmation Order; (r) determine requests for the payment of Claims and Interests entitled to priority pursuant to section 507 of the Bankruptcy Code; (s) hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Plan or the Confirmation Order, including disputes arising under agreements, documents, or instruments executed in connection with this Plan, except to the extent that any Definitive Documentation provide for exclusive jurisdiction and venue in another forum;

61 (t) hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code; (u) hear and determine all disputes involving the existence, nature, scope, or enforcement of any exculpations, discharges, injunctions, and releases granted in this Plan, including under Article IX hereof; (v) enforce all orders previously entered by the Bankruptcy Court; and (w) hear any other matter not inconsistent with the Bankruptcy Code. As of the Effective Date, notwithstanding anything in this Article XII to the contrary, the New Organizational Documents and the Exit Facilities, as applicable, and any documents related thereto shall be governed by the jurisdictional provisions therein and the Bankruptcy Court shall not retain jurisdiction with respect thereto. ARTICLE XIII. MISCELLANEOUS PROVISIONS A. Immediate Binding Effect Subject to Section X.A hereof and notwithstanding Bankruptcy Rules 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of this Plan (including, for the avoidance of doubt, the documents and instruments contained in the Plan Supplement) shall be immediately effective and enforceable and deemed binding upon the Debtors, the Reorganized Debtors, any and all Holders of Claims or Interests (irrespective of whether such Claims or Interests are deemed to have accepted this Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in this Plan, each Entity acquiring property under this Plan, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtors. B. Additional Documents On or before the Effective Date, the Debtors may File with the Bankruptcy Court such agreements and other documents as may be necessary to effectuate and further evidence the terms and conditions of this Plan. The Debtors or the Reorganized Debtors, as applicable, and all Holders of Claims or Interests receiving distributions pursuant to this Plan and all other parties in interest shall, from time to time, prepare, execute, and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of this Plan. C. Dissolution of Committee and Cessation of Fee and Expense Payment On the Effective Date, any statutory committee appointed in the Chapter 11 Cases shall dissolve and members thereof shall be released and discharged from all rights and duties from or related to the Chapter 11 Cases. The Reorganized Debtors shall no longer be responsible for paying any fees or expenses incurred by the members of or advisors to any statutory committees after the Effective Date.

62 D. Reservation of Rights Except as expressly set forth in this Plan, this Plan shall have no force or effect unless the Bankruptcy Court shall enter the Confirmation Order, and the Confirmation Order shall have no force or effect if the Effective Date does not occur. None of the Filing of this Plan, any statement or provision contained in this Plan, or the taking of any action by any Debtor with respect to this Plan, the Disclosure Statement, or the Plan Supplement shall be or shall be deemed to be an admission or waiver of any rights of any Debtor with respect to the Holders of Claims or Interests prior to the Effective Date. E. Successors and Assigns The rights, benefits, and obligations of any Entity named or referred to in this Plan shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign, Affiliate, officer, manager, director, agent, representative, attorney, beneficiaries, or guardian, if any, of each Entity. F. Notices All notices, requests, and demands to or upon the Debtors to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows: Debtors Counsel to the Debtors Independence Contract Drilling, Inc. 20475 State Highway 249, Suite 300 Houston, Texas 77070 Attention: Philip Choyce Sidley Austin LLP 1000 Louisiana, Suite 5900 Houston, Texas 77002 Attention: Duston K. McFaul and Maegan Quejada And Sidley Austin LLP 787 Seventh Avenue New York, New York 10019 Attention: Michael A. Sabino

63 United States Trustee Counsel to the Noteholder Group Office of The United States Trustee 515 Rusk Street, Suite 3516 Houston, Texas 77002 Latham and Watkins LLP 1271 Avenue of the Americas New York, New York 10020 Attention: David Hammerman, Adam Goldberg and Jonathan Weichselbaum And Hunton Andrew Kurth LLP 600 Travis Street, Suite 4200 Houston, Texas 77002 Attention: Tad Davidson and Ashley Harper After the Effective Date, the Reorganized Debtors have the authority to send a notice to Entities that to continue to receive documents pursuant to Bankruptcy Rule 2002, such Entity must File a renewed request to receive documents pursuant to Bankruptcy Rule 2002. After the Effective Date, the Reorganized Debtors are authorized to limit the list of Entities receiving documents pursuant to Bankruptcy Rule 2002 to those Entities who have Filed such renewed requests. G. Term of Injunctions or Stays Unless otherwise provided in this Plan or in the Confirmation Order, all injunctions or stays in effect in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code or any order of the Bankruptcy Court, and extant on the Confirmation Date (excluding any injunctions or stays contained in this Plan or the Confirmation Order) shall remain in full force and effect until the Effective Date. All injunctions or stays contained in this Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms. H. Entire Agreement Except as otherwise indicated, and without limiting the effectiveness of this Plan (including, for the avoidance of doubt, the documents and instruments in the Plan Supplement) supersedes all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, and representations on such subjects, all of which have become merged and integrated into this Plan. I. Exhibits and Annexes All exhibits, annexes, and documents attached hereto or included in the Plan Supplement are incorporated into and are a part of this Plan as if set forth in full in this Plan. After the exhibits,

64 annexes, and documents are Filed, copies of such exhibits, annexes, and documents shall be available upon written request to the Debtors’ counsel at the address above. To the extent any exhibit, annex, or document is inconsistent with the terms of this Plan, unless otherwise ordered by the Bankruptcy Court or otherwise specifically provided for in such exhibit, annex, or document, the non-exhibit, non-annex, or non-document portion of this Plan shall control. J. Nonseverability of Plan Provisions If, prior to Confirmation, any term or provision of this Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of this Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregoing, is: (1) valid and enforceable pursuant to its terms; (2) integral to this Plan and may not be deleted or modified without the Debtors’ or Reorganized Debtors’ consent, as applicable; provided that any such deletion or modification must be acceptable to the Noteholder Group; and (3) nonseverable and mutually dependent. K. Votes Solicited in Good Faith Upon entry of the Confirmation Order, the Released Parties will be deemed to have solicited votes on this Plan in good faith and in compliance with section 1125(g) of the Bankruptcy Code and any applicable non-bankruptcy law, and pursuant to section 1125(e) of the Bankruptcy Code, the Released Parties and each of their respective Affiliates, agents, representatives, members, principals, shareholders, officers, directors, employees, advisors, and attorneys will be deemed to have participated in good faith and in compliance with the Bankruptcy Code in the offer, issuance, sale, and purchase of securities offered and sold under this Plan and any previous plan, and, therefore, neither any of such parties or individuals or the Reorganized Debtors will have any liability for the violation of any applicable law, rule, or regulation governing the solicitation of votes on this Plan or the offer, issuance, sale, or purchase of the Securities offered and sold under this Plan and any previous plan. L. Governing Law Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) or unless otherwise specifically stated, the laws of the State of Texas, without giving effect to the principles of conflict of laws, shall govern the rights, obligations, construction, and implementation of this Plan, any agreements, documents, instruments, or contracts executed or entered into in connection with this Plan (except as otherwise set forth in those agreements, in which case the governing law of such agreement shall control), and corporate governance matters; provided, however, that corporate governance matters relating to the Debtors

65 or the Reorganized Debtors, as applicable, not incorporated in Texas shall be governed by the laws of the state of incorporation or formation of the relevant Debtor or the Reorganized Debtors, as applicable. M. Closing of Chapter 11 Cases The Reorganized Debtors shall, promptly after the full administration of the Chapter 11 Cases, File with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court to close the Chapter 11 Cases. N. Waiver or Estoppel Each Holder of a Claim or an Interest shall be deemed to have waived any right to assert any argument, including the right to argue that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured or not subordinated by virtue of an agreement made with the Debtors or their counsel, or any other Entity, if such agreement was not disclosed in this Plan, the Disclosure Statement, or papers Filed with the Bankruptcy Court prior to the Confirmation Date. [Remainder of page intentionally left blank.]

66 Dated this 2nd Day of December, 2024 /s/ J. Anthony Gallegos, Jr. J. Anthony Gallegos, Jr. Chief Executive Officer and Director Independence Contract Drilling, Inc.

EXHIBIT D FORM OF APPROVED BUDGET [See attached]

ICD

Weekly Cash Flow Budget
$'000s

	Pre Fcst	Post Fcst	Post Fcst	Post Fcst	Post Fcst	Post Fcst	Post Fcst	Post Fcst	Post Fcst	Exited Fcst	Exited Fcst	Exited Fcst	Exited Fcst	Total
		Petition							Exit					
13-Week #	**1**	**2**	**3**	**4**	**5**	**6**	**7**	**8**	**9**	**10**	**11**	**12**	**13**	**13-Week**
Week Ending:	**Nov-30**	**Dec-7**	**Dec-14**	**Dec-21**	**Dec-28**	**Jan-4**	**Jan-11**	**Jan-18**	**Jan-25**	**Feb-1**	**Feb-8**	**Feb-15**	**Feb-22**	**Period**
Operating Receipts														
Collections	4,647	691	2,266	1,362	2,156	1,998	2,476	3,230	2,333	3,499	1,199	4,082	3,353	33,291
Total Operating Receipts	4,647	691	2,266	1,362	2,156	1,998	2,476	3,230	2,333	3,499	1,199	4,082	3,353	33,291
Operating Disbursements														
Opex/Capex	(4,986)	(3,023)	(2,563)	(2,216)	(2,428)	(2,257)	(1,472)	(2,260)	(1,330)	(1,109)	(1,325)	(1,595)	(1,484)	(28,048)
Taxes	-	-	-	-	-	-	(953)	-	-	-	-	(40)	-	(993)
Payroll	(4,831)	-	(1,074)	(1,165)	(1,359)	(1,090)	(1,288)	(1,376)	(1,438)	(1,157)	(997)	(1,363)	(1,506)	(18,645)
SG&A	(250)	-	-	(27)	(43)	(197)	(111)	(157)	(130)	(337)	(279)	(125)	(114)	(1,771)
Total Operating Disbursements	(10,067)	(3,023)	(3,638)	(3,408)	(3,830)	(3,544)	(3,823)	(3,792)	(2,898)	(2,603)	(2,602)	(3,123)	(3,104)	(49,457)
(1) Operating/Investing Cash Flow	(5,419)	(2,332)	(1,372)	(2,046)	(1,674)	(1,546)	(1,347)	(562)	(566)	895	(1,403)	959	249	(16,165)
Interest	(75)	-	-	(183)	(23)	-	-	-	(281)	-	-	-	(300)	(862)
(2) Financing Activity	(75)	-	-	(183)	(23)	-	-	-	(281)	-	-	-	(300)	(862)
Advisory fees	(3,673)	(1,073)	(998)	(898)	(976)	(1,136)	(623)	(623)	(2,365)	(61)	(61)	(61)	(94)	(12,642)
Financing fees	(1,363)	(575)	-	-	-	-	-	-	-	-	-	-	-	(1,938)
(3) Fees	(5,037)	(1,648)	(998)	(898)	(976)	(1,136)	(623)	(623)	(2,365)	(61)	(61)	(61)	(94)	(14,580)
Net Cash Flows	(10,531)	(3,981)	(2,370)	(3,127)	(2,674)	(2,682)	(1,970)	(1,185)	(3,212)	835	(1,463)	898	(145)	(31,607)
Beginning Balance - Cash - Bank	9,244	6,213	10,482	8,112	4,986	7,312	4,630	7,660	6,475	3,263	4,097	2,634	3,532	9,244
Net Cash Flow	(10,531)	(3,981)	(2,370)	(3,127)	(2,674)	(2,682)	(1,970)	(1,185)	(3,212)	835	(1,463)	898	(145)	(31,607)
Revolver Draws / (Repayment)	-	(14,250)	-	-	-	-	-	-	-	-	-	-	-	(14,250)
Accordion/DIP/Exit Draws / (Repayment)	7,500	22,500	-	-	5,000	-	5,000	-	-	-	-	-	-	40,000
Other Cash Flow														-
Ending Balance - Cash - Bank	6,213	10,482	8,112	4,986	7,312	4,630	7,660	6,475	3,263	4,097	2,634	3,532	3,387	3,387
Beginning Balance - Revolver	14,250	14,250	–	–	–	–	–	–	–	–	–	–	–	14,250
Revolver Draws / (Repayment)	–	–	–	–	–	–	–	–	–	–	–	–	–	–
Other	–	(14,250)	–	–	–	–	–	–	–	–	–	–	–	(14,250)
Ending Balance - Revolver	14,250	–	–	–	–	–	–	–	–	–	–	–	–	–
Beginning Balance - Accordion/DIP/Exit	–	7,500	30,000	30,000	30,000	35,000	35,000	40,000	40,000	40,000	40,000	40,000	40,000	–
Accordion/DIP/Exit Draws / (Repayment)	7,500	22,500	–	–	5,000	–	5,000	–	–	–	–	–	–	40,000
Ending Balance - Accordion/DIP/Exit	7,500	30,000	30,000	30,000	35,000	35,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000	40,000
Availability	3,751	–	–	–	–	–	–	–	19,870	19,870	19,370	19,370	19,370	19,370
Undrawn DIP/Bridge		10,000	10,000	10,000	5,000	5,000	–	–	–	–	–	–	–	–
Total Liquidity	9,964	20,482	18,112	14,986	12,312	9,630	7,660	6,475	23,133	23,967	22,004	22,902	22,757	22,757
Available Liquidity	5,964	20,482	18,112	14,986	12,312	9,630	7,660	6,475	23,133	23,967	22,004	22,902	22,757	22,757

EXHIBIT E FORM OF ASSIGNMENT AGREEMENT

EXHIBIT E-1 EXHIBIT E [FORM OF] ASSIGNMENT AGREEMENT THIS ASSIGNMENT AGREEMENT (this “Assignment Agreement”) is entered into as of [______ __], 20[__] by and between the Assignor named on the signature page hereto (“Assignor”) and the Assignee named on the signature page hereto (“Assignee”). Reference is made to that certain Senior Secured Superpriority Debtor-in-Possession Credit Facility Term Sheet, dated as of [  ], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all schedules, annexes and exhibits hereto, the “Term Sheet”), by and among INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Borrower”), SIDEWINDER DRILLING LLC, a Delaware limited liability company (the “Guarantor”, and, together with the Borrower, collectively, the “Debtors”), the DIP Lenders (as defined therein), and the other parties party thereto, in connection with cases to be filed by the Debtors in the United States Bankruptcy Court for the Southern District of Texas pursuant to chapter 11 of title 11 of the United States Code on [  ], 2024. Capitalized terms used herein without definition shall have the meanings set forth in the Term Sheet. To the extent the provisions set forth in this Assignment Agreement conflict with any provisions in the Term Sheet and the other DIP Documents (if any), the Term Sheet or such other DIP Documents (if any) shall govern. Assignor and Assignee hereby agree as follows: 1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor the interests set forth on the schedule attached hereto (the “Schedule”), in and to Assignor’s rights and obligations in respect of the DIP Loans as of the effective date set forth on the Schedule (the “Effective Date”). Such purchase and sale is made without recourse, representation or warranty except as expressly set forth herein. On the Effective Date, Assignee shall pay to Assignor an amount equal to the aggregate amounts assigned pursuant to the Schedule (exclusive of unfunded portions of the DIP Commitment, as applicable). 2. Assignor (i) represents that as of the Effective Date, it is the legal and beneficial owner of the interests assigned hereunder and such interest is free and clear of any adverse claim or lien; (ii) makes no other representation or warranty and assumes no responsibility with respect to any statement, warranties or representations made in or in connection with the Term Sheet and the other DIP Documents (if any) or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Debtors or the performance or observance by the Debtors of any of their respective obligations under the Term Sheet and the other DIP Documents (if any) or any other instrument or document furnished pursuant thereto. 3. Assignee (i) confirms that it has received a copy of the Term Sheet and the other DIP Documents (if any), together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance upon Assignor or any other DIP Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Sheet and the other DIP Documents (if any); (iii) agrees that it will be bound by the Term Sheet and the other DIP Documents (if any) and perform in accordance with their terms all obligations which by the terms of the Term Sheet and the other DIP Documents (if any) are required to be performed by it as a DIP Lender; and (iv) represents and warrants that it has experience and expertise in

EXHIBIT E-2 the making or the purchasing of loans such as the DIP Loans, and that it has acquired the interests described herein for its own account and without any present intention of selling all or any portion of such interests. 4. Each of Assignor and Assignee represents and warrants to the other party hereto that it has full power and authority to enter into this Assignment Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Assignment Agreement has been duly authorized, executed and delivered by such party and that this Assignment Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity. 5. Upon the effectiveness of this Assignment Agreement pursuant to Section 6 below, (i) Assignee shall be a party to the Term Sheet and the other DIP Documents (if any) and, to the extent provided in this Assignment Agreement, have the rights and obligations of a DIP Lender thereunder, (ii) Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Term Sheet and the other DIP Documents (if any) and (iii) Assignee shall be entitled to receive all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts). Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. 6. This Assignment Agreement shall become effective as of the Effective Date upon the satisfaction of each of the following conditions: (i) the execution of a counterpart hereof by each of Assignor and Assignee and (ii) to the extent requested by Assignor in its reasonable discretion, the receipt by Assignor of such forms, certificates or documents prescribed by the applicable tax-related governmental authority as applicable in connection with this Assignment Agreement, properly completed and executed by Assignee. 7. Each of Assignor and Assignee hereby agrees from time to time, upon request of the other party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Assignment Agreement. 8. Neither this Assignment Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Assignment Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. 9. In case any provision in or obligation under this Assignment Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 10. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES OTHER THAN SECTION 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. 11. This Assignment Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

EXHIBIT E-3 12. This Assignment Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same agreement. 13. Delivery of an executed signature page of this Assignment Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof or thereof. [Signature page follows]

EXHIBIT E-4 The parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first written above. [NAME OF ASSIGNOR], as Assignor By: Name: Title: [NAME OF ASSIGNEE], as Assignee By: Name: Title:

EXHIBIT E-5 SCHEDULE TO ASSIGNMENT AGREEMENT Assignor: ____________________ Assignee: ____________________ Effective Date: ____________________ Senior Secured Superpriority Debtor-in-Possession Credit Facility Term Sheet, dated as of [  ], 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all schedules, annexes and exhibits hereto, the “Term Sheet”), by and among INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Borrower”), SIDEWINDER DRILLING LLC, a Delaware limited liability company (the “Guarantor”, and, together with the Borrower, collectively, the “Debtors”), the DIP Lenders (as defined therein), and the other parties party thereto, in connection with cases to be filed by the Debtors in the United States Bankruptcy Court for the Southern District of Texas pursuant to chapter 11 of title 11 of the United States Code on [  ], 2024. Interests Assigned: DIP Commitment / DIP Loan DIP Commitment DIP Loan Assignor Amounts $____________ $____________ Amounts Assigned $____________ $____________ Assignor Amounts (post-assignment) $____________ $____________ Closing Fee: $____________ Assignee Information: Address for Notices: ___________________________ ___________________________ Attention: _________________ Telephone: _________________ Facsimile: _________________

EXHIBIT F CARVE-OUT

Exhibit F - 1 1. Notwithstanding anything to the contrary herein, the Debtors’ obligations to the DIP Lenders and the Prepetition Secured Parties, and the liens, security interests and superpriority claims granted by [this / the Interim Order or Final Order] or under the Prepetition Revolving ABL Credit Agreement, Prepetition Indenture, and the DIP Documents, and the payment of all such obligations, shall be subject and subordinate in all respects to payment of the following fees and expenses: (a) the payment of unpaid fees required to be paid to the Clerk of the Court and to the U.S. Trustee pursuant to 28 U.S.C. § 1930(a); (b) fees and expenses up to $50,000 incurred by a trustee under section 726(b) of the Bankruptcy Code; (c) Allowed Professional Fees (as defined below) of the Estate Professionals (as defined below) prior to the delivery by the DIP Lenders of a Carve-Out Trigger Notice (defined below) (the amounts set forth in this clause (c) being the “Pre Carve-Out Trigger Notice Cap”); and (d) the Allowed Professional Fees of Debtor Professionals in an aggregate amount not to exceed $2,000,000 incurred on or after the later of (A) the first business day following delivery by the DIP Lenders of the Carve-Out Trigger Notice or (B) determination of the Court that a Postpetition Default has occurred, after a hearing thereon (the amounts set forth in this clause (d) being the “Post Carve-Out Trigger Notice Cap” and together with the Pre Carve-Out Trigger Notice Cap and the amounts set forth in clauses (a) and (b), the “Carve-Out Cap”); (the foregoing clauses (a) through (d), collectively, the “Carve-Out”). a. As used in this paragraph, persons or firms retained by (x) the Debtors pursuant to section 327, 328, or 363 of the Bankruptcy Code are referred to as “Debtor Professionals”), and (y) any official committee appointed in these Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code (a “Committee”) are referred to as “Committee Professionals” and, together with the Debtor Professionals, the “Estate Professionals”. b. The term “Allowed Professional Fees” means fees and expenses incurred prior to the applicable event set forth in this paragraph, to the extent allowed at any time, whether by interim order, procedural order, or otherwise, but subject to final allowance by the Court, without regard to whether such fees and expenses are provided for in any Approved Budget or were invoiced after the Carve-Out Trigger Notice Date. To the extent that professional fees and expenses of the Estate Professionals have been incurred by the Debtors or the Creditors’ Committee at any time before or on the first business day after delivery by the DIP Lenders of a Carve-Out Trigger Notice but have not yet been allowed by the Court, such professional fees and expenses of the Estate Professionals shall constitute Allowed Professional Fees benefiting from the Carve-Out upon their allowance by the Court, whether by interim or final compensation order, and the Carve-Out Account shall be funded to include such professional fees and expenses as set forth herein. c. “Carve-Out Trigger Notice” means a written notice delivered by email (or other electronic means) by the DIP Lenders to the Debtors, lead bankruptcy counsel for the Debtors, counsel to the Prepetition Notes Trustee, counsel to the Prepetition Revolving ABL Agent, the U.S. Trustee, and counsel to any Committee stating that the Post-Carve-Out Trigger Notice Cap has been invoked, which notice may be delivered following the occurrence and during the continued existence of a

Exhibit F - 2 Postpetition Default (as defined herein) under the terms of this [Interim / Final] Order. d. “Carve-Out Trigger Notice Date” means the day on which a Carve-Out Trigger Notice is received by the Debtors. e. “Carve-Out Account” means a separate segregated account not subject to the control of the Trustee or any of the DIP Lenders or Prepetition Secured Parties. 2. Within five (5) business days of the initial funding of the DIP Loans, the Debtors shall fund into a Carve-Out Account for Debtor Professionals in an amount equal to the total budgeted Debtor Professionals’ fees for the first two (2) weeks set forth in the Approved Budget. Thereafter, the Debtors may use such funds held in the Carve-Out Accounts to pay Debtor Professional fees as they become allowed and payable pursuant to interim or final orders of the Court; provided that the Debtors’ obligations to pay the Allowed Professional Fees of the Debtor Professionals shall not be limited or deemed limited to funds held in the Carve-Out Account. 3. On the Carve-Out Trigger Notice Date, the Carve-Out Trigger Notice shall constitute a demand to the Debtors to fund the Carve-Out Account in cash in an amount equal to the Carve-Out Cap, and immediately following receipt of a Carve-Out Trigger Notice, and prior to the payment of any Obligations, the Debtors shall be required to deposit into the Carve-Out Account cash in an amount equal to the difference between the applicable Carve-Out Cap (which shall be determined by the applicable Debtor Professionals in their reasonable discretion based on the amount of then-unpaid Allowed Professional Fees, and may include a reasonable estimate of the applicable Debtor Professionals’ then-incurred fees and expenses not yet allowed) and the balance held in the applicable Carve-Out Account as of the Carve-Out Trigger Notice Date. Notwithstanding anything to the contrary herein or in the DIP Documents, following delivery of a Carve-Out Trigger Notice, the DIP Lenders shall not sweep or foreclose on cash (including cash received as a result of the sale or other disposition of any assets) of the Debtors until the Carve-Out Account has been fully funded as required herein in an amount equal to all obligations benefitting from the Carve-Out. Any payment or reimbursement made to any Debtor Professional in respect of any Allowed Professional Fees prior to the delivery of the Carve-Out Trigger Notice shall not reduce the Carve-Out. 4. The amounts in the Carve-Out Account shall be available only to satisfy Allowed Professional Fees and other amounts included in the Carve-Out until such amounts are paid in full. Notwithstanding anything to the contrary herein, (i) the failure of the Carve-Out Account to satisfy in full the amount set forth in the Carve-Out shall not affect the priority of the Carve-Out and (ii) in no way shall the Carve-Out, the Carve-Out Account, or any Approved Budget be construed as a cap or limitation on the amount of the Allowed Professional Fees due and payable by the Debtors or that may be allowed by the Bankruptcy Court at any time (whether by interim order, final order, or otherwise). All funds in the Carve-Out Account shall be used first to pay all obligations benefitting from the Pre Carve-Out Trigger Notice Cap, until paid in full, and then the obligations benefitting from the Post Carve-Out Trigger Notice Cap; provided that the amount in the Carve-Out Account shall be reduced on a dollar-for-dollar basis for Allowed Professional

Exhibit F - 3 Fees that are paid after the delivery of the Carve-Out Trigger Notice, and the Carve-Out Account shall not be replenished for such amounts so paid. 5. Payments from the Carve-Out shall be subject to any terms and conditions of the engagement agreements and appurtenant orders for the employment of each Estate Professional. The Debtors shall be permitted to pay compensation and reimbursement of expenses incurred prior to the occurrence of a Postpetition Default or delivery of a Default Notice to the extent allowed and payable under sections 330 and 331 of the Bankruptcy Code. 6. Notwithstanding anything to the contrary herein or elsewhere, the Carve-Out shall be senior to all claims and liens, including liens securing the DIP Facility as well as any adequate protection liens and claims described herein, and the DIP Collateral shall exclude the Carve-Out Account; provided that if, after paying all amounts set forth in the definition of Carve-Out, the Carve-Out Account(s) have not been reduced to zero, all remaining funds shall be distributed (a) first, to DIP Lenders on account of the DIP Loans, unless the DIP Loans have been indefeasibly Paid in Full; (c) second, to the Prepetition Secured Notes Parties on account of the Prepetition Notes Obligations; and (d) third, to the Debtors. 7. The DIP Lenders and the Prepetition Secured Parties shall not be responsible for the direct payment or reimbursement of any fees or expenses of any Estate Professionals incurred in connection with the Chapter 11 Cases or any Successor Case under any chapter of the Bankruptcy Code, regardless of whether payment of such fees or disbursement has been allowed by the Bankruptcy Court. Nothing in this [Interim / Final] Order or otherwise shall be construed to obligate any of the DIP Lenders or the Prepetition Secured Parties in any way to pay compensation to or reimburse expenses of any Estate Professional, or to guarantee that the Debtors have sufficient funds to pay such compensation or expense reimbursement.